UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2008



ITEM 1. REPORT TO STOCKHOLDERS.
USAA CORNERSTONE STRATEGY FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2008

[LOGO OF USAA]
   USAA(R)

                              USAA CORNERSTONE
                                     STRATEGY Fund

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

                              A n n u a l  R e p o r t

--------------------------------------------------------------------------------
   MAY 31, 2008

--------------------------------------------------------------------------------

                     IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

--------------------------------------------------------------------------------

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

MANAGERS' COMMENTARY                                                          4

FUND RECOGNITION                                                             12

INVESTMENT OVERVIEW                                                          13

FINANCIAL INFORMATION

   Distributions to Shareholders                                             19

   Report of Independent Registered
      Public Accounting Firm                                                 20

   Portfolio of Investments                                                  21

   Notes to Portfolio of Investments                                         89

   Financial Statements                                                      94

   Notes to Financial Statements                                             97

EXPENSE EXAMPLE                                                             118

ADVISORY AGREEMENTS                                                         120

TRUSTEES' AND OFFICERS' INFORMATION                                         129

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2008, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                   "

[PHOTO OF CHRISTOPHER W. CLAUS]    ...FOR THOSE WITH MONEY TO INVEST,
                                      THERE STILL ARE SOME BARGAINS.

                                                   "

                                                                       June 2008
--------------------------------------------------------------------------------

The last 12 months have not been for the faint of heart. The decline of the U.S. housing market and the subprime lending meltdown created a liquidity crisis that brought the U.S. fixed-income market to a virtual standstill. In an effort to stave off recession, the Federal Reserve Board (the Fed) slashed short-term interest rates and took a few creative initiatives - such as opening its discount window to investment banks - to seek to inject liquidity into the financial system, which culminated in JPMorgan Chase & Co.'s rescue of Bear Stearns through a takeover.

The Fed's accomplishment, however, came at a cost. The central bank had to choose: Manage inflation or stabilize the economy and financial system. In my opinion, the Fed's actions improved market confidence, returned some liquidity and normalcy to the fixed-income markets, and potentially averted a potent recession. But I believe that we now face the prospect of stagflation - inflation without economic growth. Commodity prices, particularly food and energy, have increased steadily; at the time of this writing, oil was above $135 a barrel, while prices at the pump had climbed higher than $4 a gallon, on average.

Meanwhile, the U.S. economy continues to struggle with increased unemployment, a decline in home equity, and generally lower stock prices. Consumer confidence is low, and we still are engaged in a long, difficult war on terrorism.

Is it any wonder that investors are feeling a bit anxious? And yet, there are some interesting opportunities:

o In the fixed-income markets (the most challenging I've seen), many high-quality bond prices were crushed by panic selling and lack of liquidity. But I believe there are some exceptional buying opportunities in the U.S. corporate and tax-exempt bond markets, especially for investors seeking income.

o U.S. large-cap stocks look attractive relative to international stocks, but patience is essential. Large-caps' intrinsic value is unlikely to be reflected in share prices until there is conviction in the markets that housing has bottomed, the U.S. economy has regained its footing, and corporate earnings have improved. For long-term investors, dollar-cost averaging is a prudent way to invest in the current environment.

 . . . C O N T I N U E D
========================--------------------------------------------------------

o In my view, the emerging markets still have room to appreciate. Many have home-grown middle classes and vibrant local economies. Nevertheless, with returns always comes risk, and I expect volatility to be ever-present.

o The precious metals and minerals segment also offers value. I am particularly proud of USAA's Precious Metals and Minerals Fund, which was named the "Best Fund Over 10 Years" for Consistently Strong Risk-Adjusted Returns in the Gold Oriented Funds category for the 10-year period ended December 31, 2007, by Lipper Inc. The Fund was ranked No. 1 among 24 Gold Oriented Funds for that period. For the three- and five-year periods, the Fund was ranked 6 out of 50 and 2 out of 44 funds in the category, respectively. We are delighted to be offering our membership such a proven performer.

Whatever happens in the months ahead, I believe the fixed-income markets have turned the corner. For those with money to invest, there still are some bargains. For investors who can bide their time, a rebound in stock prices - while not imminent - is on the horizon.

Rest assured that we will keep working hard on your behalf - offering some of the industry's top investment talent, top-notch service, and pure no-load mutual funds. From all of us here, thank you for your business and the opportunity to serve your investment needs.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

FOREIGN AND PRECIOUS METALS AND MINERALS INVESTING ARE SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. o SYSTEMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS IN DECLINING MARKETS. DOLLAR-COST AVERAGING INVOLVES CONTINUOUS INVESTMENT IN SECURITIES REGARDLESS OF FLUCTUATING PRICE LEVELS OF SUCH SECURITIES. INVESTORS SHOULD CONSIDER THEIR FINANCIAL ABILITY TO CONTINUE PURCHASES THROUGH PERIODS OF LOW PRICE LEVELS.

THE LIPPER FUND AWARDS PROGRAM HIGHLIGHTS FUNDS THAT HAVE EXCELLED IN DELIVERING CONSISTENTLY STRONG RISK-ADJUSTED PERFORMANCE, RELATIVE TO PEERS. THE LIPPER FUND AWARDS ARE AWARDED TO FUNDS IN 21 COUNTRIES IN ASIA, EUROPE, AND THE AMERICAS. LIPPER DESIGNATES AWARD-WINNING FUNDS IN MOST INDIVIDUAL CLASSIFICATIONS FOR THE THREE-, FIVE-, AND 10-YEAR PERIODS. IN ADDITION, THE LIPPER FUND AWARDS PROGRAM SPOTLIGHTS FUND FAMILIES WITH HIGH AVERAGE SCORES FOR ALL FUNDS WITHIN A PARTICULAR ASSET CLASS OR OVERALL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2008, REUTERS, ALL RIGHTS RESERVED.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

USAA Investment Management Company        Credit Suisse Asset Management, LLC
   ARNOLD J. ESPE, CFA                        (U.S. Stocks)
   Bonds and Money Market Instruments         JORDAN LOW

   MARK W. JOHNSON, CFA                   Quantitative Management Associates LLC
   Precious Metals and Minerals,              (International Stocks)
   Real Estate Securities
                                              MARGARET S. STUMPP, Ph.D.

   RON SWEET, CFA, CPA                        TED LOCKWOOD
   Exchange-Traded Funds
                                              JOHN VAN BELLE, Ph.D.

Batterymarch Financial Management, Inc.   Credit Suisse Securities (USA)
   (U.S. and International Stocks)            LLC's Volaris
   THOMAS LINKAS, CFA                         Volatility Management Group
                                                (Index Options)
   CHARLES F. LOVEJOY, CFA                    YIRONG LI, CFA

                                              STU ROSENTHAL, CFA

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the one-year period ended May 31, 2008, the USAA Cornerstone Strategy Fund had a total return of -2.79%. This compares to total returns of 0.55% for the Lipper Global Flexible Funds Index and -6.70% for the S&P 500 Index.

         In July 2007, the Fund's Board of Trustees (the Board) and USAA Investment Management Company (IMCO) hired Quantitative Management Associates LLC (QMA) to serve as a subadviser for the Fund's portion of international stocks assets formerly managed by MFS Investment Management (MFSIM), and shifted the international stocks segment of the MFSIM portion to Batterymarch Financial Management, Inc. (Batterymarch). Credit Suisse Asset Management, LLC (Credit Suisse) continues as a subadviser for the Fund. Effective October 1, 2007, the Board and IMCO hired Credit Suisse Securities (USA) LLC for its Volaris Volatility Management Group (Volaris Group) to serve as a subadviser for the Fund. Volaris Group is responsible for managing the index option-based risk management strategy for the Fund.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 15 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

PLEASE DESCRIBE THE OVERALL GLOBAL MARKET ENVIRONMENT DURING THE REPORTING YEAR.

         It was an eventful, atypical 12 months. Although there were hints back in February 2007 that lax lending standards and falling home prices could become a problem, the economy kept growing, global stock markets continued their advance, and the bond market remained liquid and seemingly healthy. Early in the period, the Federal Reserve Board (the
         Fed) finished the rate-raising regime that saw the federal funds rate go from 1% in June 2003 under Chairman Alan Greenspan all the way to 5.25% under his successor, Benjamin Bernanke, in June 2006.

         By August 2007, however, the extent of potential losses on subprime mortgages and the many complex securities Wall Street had placed them in became apparent. Following several years of excess liquidity and lenient lending, the credit markets virtually froze as investors fled from all risky assets. Thus began the credit crisis, which worsened as financial institutions took huge write-offs to clean up their balance sheets and scrambled to raise new capital.

         The stock market peaked in October 2007 and then began a downward move as the credit crisis worsened, house prices and consumer confidence fell, and recession fears grew. The Fed took aggressive action, slashing short-term rates and instituting new programs aimed at shoring up the banks and restoring confidence and liquidity in the credit markets. The Fed's most extraordinary measure was the mid-March bailout and forced sale of venerable investment bank Bear Stearns, followed by its decision to open discount window lending to all investment banks a few days later.

         "Bear Stearns Monday," March 17, 2008, with its implication that the Fed would not allow any big financial institutions to fail, was a turning point in the financial markets. Having fallen almost 18%, the S&P 500 Index bottomed and subsequently moved higher. The same day the dollar bottomed, gold peaked, and the flight to quality of U.S. Treasuries at the expense of virtually all other bond market sectors ended.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

ARE YOU SATISFIED WITH THE FUND'S PERFORMANCE IN SUCH A VOLATILE ENVIRONMENT?

         Yes. Thanks to its broad diversification, the Fund limited shareholder losses in what we believe was the most challenging period since the bursting of the Internet bubble and 9/11.

         In December 2006, IMCO identified several points of opportunity in the financial markets and took aggressive action to exploit these opportunities within the Fund's tactical asset allocation. Throughout almost the entire reporting year, we consistently maintained the view that U.S. large-cap growth stocks were significantly undervalued and that U.S. small-cap stocks were highly overvalued. We generally have been neutral to stocks relative to bonds, but within stocks had a heavy emphasis on U.S. large-cap growth and a sharp underweight to U.S. small-cap value. One significant change we made was to move to an overweight in stocks in early 2008 as markets sold off more than we believed to be justified, but we then moved back to a neutral weight in the wake of the post-Bear Stearns Monday rally. We are pleased to note that, in each case, shareholders invested in the Fund benefited from our willingness to act on our convictions. Credit Suisse manages the U.S. equity portion of the Fund using a quantitative approach in carrying out IMCO's asset allocation decisions.

HOW DID THE FUND'S FIXED-INCOME PORTION MANAGED BY IMCO PERFORM?

         Our income orientation leads us to use IMCO's research advantage to seek to emphasize higher-yielding investment-grade corporate bonds and other non-U.S. Treasury securities, because over time their potentially higher yields may lead to outperformance. During much of the reporting year, the credit crisis-induced flight to quality in U.S. Treasuries caused corporate commercial mortgage-backed securities
         (CMBS) and asset-backed securities (ABS) to underperform significantly. Nonetheless,

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-88.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         the higher income from the bonds in the fixed-income portion almost completely offset what we believe are temporary price losses.

         On a sector level, the biggest detractors were our holdings in CMBS and the corporate bonds of financial institutions. CMBS sold off for mostly technical reasons - they are highly liquid, and hedge funds and other institutions sold them to de-leverage as the credit crisis took hold. Our holdings in CMBS are largely AAA-rated and began to perform much better at the end of the reporting year. We are confident that, as the credit crisis eases, their potential prospects will improve.

         In terms of the financial bonds, we continually monitored our holdings and remain comfortable from a credit perspective. As with CMBS, yield spreads to Treasuries widened dramatically during the credit crisis but have narrowed since Bear Stearns Monday. We believe the banking system is in good shape and are very confident in the bonds we hold in the financials sector. We also have been adding selectively to our ABS holdings, which in our view are valued attractively in the waning credit crisis.

         Looking ahead, we believe long-term interest rates will rise, so we have cut duration (a measure of interest-rate sensitivity) to be shorter than that of our peer group average. We believe the combination of shorter duration and the income advantage of the bonds we hold position us well for an environment in which credit spreads narrow relative to U.S. Treasuries.

PLEASE DISCUSS THE PERFORMANCE OF THE DEVELOPED OVERSEAS AND EMERGING MARKET PORTIONS MANAGED BY BATTERYMARCH.

         Batterymarch uses a disciplined framework to compare global stocks across multiple perspectives. The framework is based on fundamental principles and uses quantitative techniques to allow for frequent, broad comparison of stock attractiveness. IMCO regularly provides Batterymarch with a set of portfolio

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         construction guidelines, specifically regarding regional allocation, that serve as a benchmark against which to manage risk.

         Stock selection is the main driver of Batterymarch's performance, and during the period its portion of the portfolio benefited from strong stock selection in emerging markets and Asia. Also, European energy, health care, and banks strongly added to returns. Positions in the United Kingdom detracted from performance, specifically financials and telecommunications stocks.

         Within the emerging markets component, which added significant value, there was a meaningful contribution from country allocation as Batterymarch moved away from China toward the end of that market's tremendous run in late October and shifted some assets into companies in the Middle East.

HOW DID THE DEVELOPED OVERSEAS EQUITY MARKET PORTION OF THE FUND MANAGED BY QMA PERFORM?

         It was a challenging environment for QMA's investment process, which seeks long-term growth of capital by investing in a large, highly diversified portfolio of companies, applying strict quantitative criteria and carefully managing risk in terms of country, industry, sector, capitalization, and investment style.

         While historically this process has allowed QMA to produce excellent risk-adjusted returns for the Fund, the unusual events of the reporting year - specifically the credit crisis and the compounding factor of recession fears - caused the portion of the Fund that QMA manages to lag the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI-EAFE) Index. When the credit crisis forced hedge funds to de-leverage, the growth stocks that tend to screen very well in our process were sold. Also, investors in European and Japanese stocks feared that those economies might follow the United States into recession. More pessimistic than the analysts, these investors sold off stocks

         THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF STOCK MARKETS IN EUROPE, AUSTRALASIA, AND THE FAR EAST BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         that were still screening well under the QMA process. Finally, as a result of the risk-management constraint of relative sector neutrality, QMA's portion of the portfolio could not exclude sectors that were disproportionately influenced by macroeconomic events such as the credit crisis and recent commodity-related price pressures.

         At the end of the reporting period, the QMA portion of the Fund held 325 stocks issued by companies in developed overseas markets.

WHAT IS VOLARIS' ONGOING ROLE IN THE FUND?

         Unlike the Fund's other subadvisers, who are actually allocated assets to manage, Volaris employs an index-option-based risk-management strategy using a collar that seeks to limit the downside, and upside, of a portion of the assets in the Fund as directed by IMCO. Effectively, the Volaris collar is a risk-management tool that provides IMCO with the flexibility to change the Fund's risk profile quickly. A collar in a portion of the Fund's assets was first utilized in late April 2008 and remained in place through the end of the reporting period.

IN TERMS OF ASSET ALLOCATION, HOW IS THE FUND POSITIONED NOW?

         Overall, we at IMCO see stocks as fairly valued, neither particularly cheap nor expensive. However, bottom-up earnings growth estimates are still far too optimistic. We expect downward revisions, which should be a significant drag on the market. The bottom line is that the case for overweighting stocks relative to bonds is not as compelling as it was earlier in 2008, so we have moved to neutral in terms of stocks versus bonds.

         In terms of how we are allocating within the U.S. stock market, we note that the market's growth bias has been waning in 2008. While a case can be made for continuing growth outperformance, it is much weaker than it has been over the past 18 months, so prudence calls for a more neutral weighting between value and

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         growth until the dust settles. We also have reduced the underweight on small-cap stocks. Small caps have not benefited from the weak dollar as much as large caps, so given our view that the dollar should stabilize and strengthen - as well as the fact that small caps historically have outperformed large caps coming out of a recession - we think increased exposure to small caps is warranted.

         Developed overseas markets, particularly in Europe, seem to be lagging the United States in terms of weakening economic data, falling housing prices, and the full impact of the credit crisis. Effectively, they face more difficult times ahead, while the United States may have seen the worst of its crisis already. Additionally, a strengthening U.S. dollar would create a negative translation effect on returns from developed overseas markets. This potential for a simultaneous weakening in currencies and earnings in Europe has led us to underweight developed market stocks further.

         At the same time, we are moving a portion of the Fund's international stocks allocation to an overweight position in emerging market stocks. Emerging markets still are experiencing very strong economic growth and seem to have decoupled from the United States and other developed markets thanks to growth in domestic consumption. Emerging markets continue to benefit from gains in productivity unavailable to the already highly productive developed markets. Additionally, many emerging market currencies are tied closely to the dollar, so their returns should not suffer to the same extent as the developed markets as the dollar rebounds.

         As the dollar has fallen and commodity prices have risen far above what anyone expected a year ago, our allocation to precious metals and minerals has done its job as a hedge, providing strong returns. As stated earlier, we believe the dollar will strengthen. We also believe that commodity prices in general, and oil in particular, have gotten ahead of the fundamentals and now are trading

 . . . C O N T I N U E D
========================--------------------------------------------------------

         largely on momentum and speculation. We can't predict when the commodity bubble will burst, but all bubbles do. While this would argue for lower precious metals and minerals prices, we are maintaining our position as a hedge against the very real potential for higher inflation.

         In terms of real estate securities and real estate investment trusts (REITs), we find no compelling reason to add exposure to the asset class. They are expensive based on our valuation models, and they face head winds from higher interest rates. While REITs are somewhat of an inflation hedge, our precious metals and minerals allocation is fulfilling this role more effectively.

         We thank you for your investment in the Fund.

12

 F U N D
=========-----------------------------------------------------------------------
          RECOGNITION

USAA CORNERSTONE STRATEGY FUND

--------------------------------------------------------------------------------
                          OVERALL MORNINGSTAR RATING(TM)
                      out of 926 moderate allocation funds
                       for the period ended May 31, 2008:

                                 OVERALL RATING
                                   *  *  *  *

      3-YEAR                          5-YEAR                        10-YEAR
     * * * *                         * * * *                         * * *
 out of 926 funds                out of 707 funds               out of 413 funds

  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year
        (if applicable) Morningstar Ratings metrics. Ratings are based on risk-adjusted returns.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. (EACH SHARE CLASS IS COUNTED AS A FRACTION OF ONE FUND WITHIN THIS SCALE AND RATED SEPARATELY, WHICH MAY CAUSE SLIGHT VARIATIONS IN THE DISTRIBUTION PERCENTAGES.)

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)

OBJECTIVE
--------------------------------------------------------------------------------

Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and, to a much lesser extent, in bonds and money market instruments. The Fund may at times implement an index option-based strategy.

------------------------------------------------------------------------------
                                           5/31/08              5/31/07
------------------------------------------------------------------------------
Net Assets                             $2,243.8 Million     $2,193.4 Million
Net Asset Value Per Share                  $24.17                $28.51

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/08
--------------------------------------------------------------------------------

1 YEAR                                     5 YEARS                 10 YEARS
-2.79%                                      9.97%                   4.81%

-------------------------------
         EXPENSE RATIO*
-------------------------------
Before Reimbursement      1.21%
After Reimbursement       1.19%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2007, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES AND BROKERAGE COMMISSIONS, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO) AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2007. IMCO HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.19%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES AND BROKERAGE COMMISSIONS, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. IF THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 1.19%, THE FUND WILL OPERATE AT THE LOWER EXPENSE RATIO. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT ADJUSTMENTS MADE TO THE ENCLOSED FINANCIAL STATEMENTS IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

14

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                               CUMULATIVE PERFORMANCE COMPARISON

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    LIPPER GLOBAL         USAA CORNERSTONE          S&P 500
                FLEXIBLE FUNDS INDEX       STRATEGY FUND             INDEX
                --------------------      ----------------          --------
05/31/98            $10,000.00               $10,000.00           $10,000.00
06/30/98              9,992.17                 9,943.12            10,405.90
07/31/98              9,894.46                 9,714.71            10,295.92
08/31/98              8,799.67                 8,707.46             8,808.41
09/30/98              8,940.52                 8,877.65             9,373.17
10/31/98              9,407.36                 9,179.83            10,134.41
11/30/98              9,828.58                 9,443.80            10,748.39
12/31/98             10,063.92                 9,576.37            11,367.35
01/31/99             10,183.42                 9,565.46            11,842.52
02/28/99              9,935.75                 9,307.23            11,474.52
03/31/99             10,259.28                 9,394.52            11,933.48
04/30/99             10,810.43                 9,998.27            12,395.60
05/31/99             10,638.22                 9,925.53            12,103.21
06/30/99             11,032.57                10,092.83            12,773.08
07/31/99             11,024.97                 9,986.77            12,375.98
08/31/99             10,986.20                 9,879.22            12,314.71
09/30/99             10,926.16                 9,744.78            11,977.53
10/31/99             11,147.69                 9,867.70            12,735.16
11/30/99             11,539.07                 9,956.04            12,994.02
12/31/99             12,314.99                10,355.16            13,758.28
01/31/00             12,063.35                10,060.21            13,067.11
02/29/00             12,734.51                 9,972.52            12,820.01
03/31/00             12,672.64                10,586.34            14,073.37
04/30/00             12,248.49                10,494.66            13,650.11
05/31/00             12,056.11                10,470.75            13,370.28
06/30/00             12,488.27                10,685.98            13,699.57
07/31/00             12,334.06                10,600.22            13,485.58
08/31/00             12,754.72                10,822.86            14,322.76
09/30/00             12,378.43                10,534.25            13,566.80
10/31/00             12,138.53                10,439.43            13,509.16
11/30/00             11,669.52                10,249.77            12,444.97
12/31/00             12,141.92                10,639.52            12,506.03
01/31/01             12,298.88                10,827.06            12,949.46
02/28/01             11,678.67                10,422.82            11,769.47
03/31/01             11,102.58                10,072.75            11,024.28
04/30/01             11,668.70                10,568.68            11,880.30
05/31/01             11,579.44                10,531.17            11,960.00
06/30/01             11,410.21                10,368.64            11,669.01
07/31/01             11,248.67                10,393.64            11,554.10
08/31/01             10,970.88                10,151.93            10,831.52
09/30/01             10,247.56                 9,447.63             9,956.92
10/31/01             10,489.72                 9,539.31            10,146.89
11/30/01             10,868.69                 9,997.74            10,925.03
12/31/01             10,882.08                10,137.44            11,020.80
01/31/02             10,811.69                 9,972.67            10,860.06
02/28/02             10,722.99                10,029.04            10,650.57
03/31/02             11,020.86                10,367.24            11,051.18
04/30/02             10,872.37                10,228.49            10,381.46
05/31/02             11,000.25                10,219.82            10,305.25
06/30/02             10,585.98                 9,855.60             9,571.46
07/31/02              9,959.35                 9,296.26             8,825.55
08/31/02             10,008.89                 9,369.98             8,883.32
09/30/02              9,393.22                 8,836.65             7,918.85
10/31/02              9,788.68                 9,161.85             8,615.07
11/30/02             10,181.51                 9,543.41             9,121.65
12/31/02              9,922.55                 9,300.55             8,586.05
01/31/03              9,765.26                 9,040.71             8,361.55
02/28/03              9,663.09                 8,915.27             8,235.91
03/31/03              9,652.84                 8,910.79             8,315.65
04/30/03             10,214.17                 9,475.27             9,000.29
05/31/03             10,760.73                 9,954.63             9,474.04
06/30/03             10,890.85                10,097.99             9,595.06
07/31/03             10,975.90                10,174.15             9,764.32
08/31/03             11,207.61                10,389.20             9,954.37
09/30/03             11,378.97                10,393.68             9,848.97
10/31/03             11,814.32                10,873.04            10,405.84
11/30/03             12,003.83                11,043.28            10,497.29
12/31/03             12,405.94                11,505.85            11,047.43
01/31/04             12,686.41                11,650.40            11,250.16
02/29/04             12,864.78                11,858.20            11,406.48
03/31/04             12,922.62                11,758.82            11,234.42
04/30/04             12,549.94                11,555.54            11,058.29
05/31/04             12,607.96                11,654.92            11,209.74
06/30/04             12,783.64                11,885.31            11,427.65
07/31/04             12,457.79                11,537.47            11,049.47
08/31/04             12,506.71                11,541.98            11,093.75
09/30/04             12,807.11                11,745.27            11,213.93
10/31/04             13,041.99                11,916.93            11,385.25
11/30/04             13,645.83                12,409.33            11,845.77
12/31/04             14,034.29                12,829.95            12,248.73
01/31/05             13,785.15                12,613.63            11,950.18
02/28/05             14,108.66                12,911.67            12,201.52
03/31/05             13,846.10                12,690.54            11,985.68
04/30/05             13,701.12                12,498.26            11,758.47
05/31/05             13,963.68                12,753.03            12,132.28
06/30/05             14,115.92                12,796.30            12,149.66
07/31/05             14,452.49                13,171.25            12,601.30
08/31/05             14,535.57                13,262.58            12,486.38
09/30/05             14,802.85                13,344.30            12,587.47
10/31/05             14,519.43                13,051.07            12,377.51
11/30/05             14,877.36                13,329.88            12,845.19
12/31/05             15,270.77                13,539.32            12,849.80
01/31/06             15,889.92                13,900.16            13,190.03
02/28/06             15,878.13                13,868.78            13,225.71
03/31/06             16,099.48                14,046.59            13,390.31
04/30/06             16,438.29                14,302.84            13,569.99
05/31/06             16,031.55                13,858.33            13,179.91
06/30/06             15,907.89                13,879.24            13,197.41
07/31/06             15,923.01                13,994.29            13,278.75
08/31/06             16,262.35                14,308.07            13,594.22
09/30/06             16,455.12                14,428.35            13,944.33
10/31/06             16,825.68                14,804.87            14,398.45
11/30/06             17,227.66                15,181.40            14,671.84
12/31/06             17,411.08                15,409.68            14,877.67
01/31/07             17,569.96                15,600.28            15,102.44
02/28/07             17,484.67                15,542.52            14,807.93
03/31/07             17,624.69                15,715.79            14,973.24
04/30/07             18,054.11                16,125.87            15,636.22
05/31/07             18,422.83                16,466.64            16,181.34
06/30/07             18,389.25                16,310.69            15,912.67
07/31/07             18,302.19                16,027.68            15,419.96
08/31/07             18,238.18                16,033.46            15,650.69
09/30/07             18,883.49                16,663.01            16,235.39
10/31/07             19,318.78                17,125.07            16,493.61
11/30/07             18,770.62                16,437.76            15,803.84
12/31/07             18,583.52                16,338.79            15,694.39
01/31/08             17,927.74                15,537.42            14,753.16
02/29/08             17,867.82                15,418.20            14,274.34
03/31/08             17,773.43                15,173.16            14,212.58
04/30/08             18,336.18                15,663.25            14,904.54
05/31/08             18,524.46                16,007.64            15,097.56

                                   [END CHART]

         DATA FROM 5/31/98 THROUGH 5/31/08.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

         o The Lipper Global Flexible Funds Index is an unmanaged index that tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

         o The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

16

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

----------------------------------------------------------------
                         TOP 3 HOLDINGS*
                 IN EACH CATEGORY AS OF 5/31/08
                        (% of Net Assets)
----------------------------------------------------------------

INTERNATIONAL STOCKS
  Banco Santander S.A.                                     0.4%
  OAO Gazprom ADR                                          0.4%
  Telefonica S.A.                                          0.4%
BONDS
  Credit Suisse First Boston Mortgage Securities Corp.     0.3%
  Chase Commercial Mortgage Securities Corp.               0.2%
  Wachovia Bank Commercial Mortgage Trust                  0.2%
U.S. EQUITIES
  SPDR Trust Series 1**                                    7.2%
  Microsoft Corp.                                          1.1%
  Exxon Mobil Corp.                                        1.0%
PRECIOUS METALS AND MINERALS SECURITIES
  Gammon Gold, Inc.                                        0.2%
  Newmont Mining Corp.                                     0.2%
  Red Back Mining Corp.                                    0.2%
REAL ESTATE EQUITY SECURITIES
  New World Development Ltd.                               0.2%
  Cheung Kong Holdings Ltd.                                0.1%
  Swire Pacific Ltd.                                       0.1%
----------------------------------------------------------------

 *EXCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS PURCHASED WITH
  CASH COLLATERAL FROM SECURITIES LOANED.

**PURSUANT TO A SECURITIES AND EXCHANGE COMMISSION (SEC) EXEMPTIVE ORDER AND A
  RELATED AGREEMENT WITH SPDR TRUST (SPDR), THE FUND MAY INVEST IN SPDR IN AMOUNTS EXCEEDING LIMITS SET FORTH IN THE INVESTMENT COMPANY ACT OF 1940 THAT WOULD OTHERWISE BE APPLICABLE.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-88.

         FOREIGN AND PRECIOUS METALS AND MINERALS INVESTING ARE SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                       ASSET ALLOCATION
                           5/31/08

              [PIE CHART OF ASSET ALLOCATION]

U.S. Equity Securities                           48.4%
International Equity Securities                  23.6%
Bonds                                            20.7%
Precious Metals and Minerals Securities           2.8%
Real Estate Equity Securities                     1.0%
Other*                                           13.7%

                       [END CHART]

         PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

         *INCLUDES MONEY MARKET INSTRUMENTS, SHORT-TERM INVESTMENTS PURCHASED
          WITH CASH COLLATERAL FROM SECURITIES LOANED, PURCHASED OPTIONS, AND WRITTEN OPTIONS.

18

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

----------------------------------------------------------------
                         TOP 10 INDUSTRIES*
                           AS OF 5/31/08
                         (% of Net Assets)
----------------------------------------------------------------

Diversified Banks                                          5.9%

Integrated Oil & Gas                                       5.0%

Commercial Mortgage-Backed Securities                      4.5%

Asset-Backed Financing                                     3.0%

Electric Utilities                                         2.3%

Gold                                                       2.2%

Pharmaceuticals                                            2.2%

Property & Casualty Insurance                              2.1%

Regional Banks                                             2.1%

Integrated Telecommunication Services                      1.9%
----------------------------------------------------------------

         * EXCLUDES U.S. GOVERNMENT AND EXCHANGE-TRADED FUNDS.

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA CORNERSTONE STRATEGY FUND

         The following federal tax information related to the Fund's fiscal year ended May 31, 2008, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2009.

         14.46% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

         For the fiscal year ended May 31, 2008, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gains rates.

         Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $150,738,000 as long-term capital gains for the fiscal year ended May 31, 2008.

         For the fiscal year ended May 31, 2008, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $20,507,000 as qualifying interest income.

20

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 16, 2008

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            U.S. EQUITY SECURITIES (48.4%)

            COMMON STOCKS (40.1%)

            CONSUMER DISCRETIONARY (5.5%)
            ------------------------------
            ADVERTISING (0.1%)
     1,100  Arbitron, Inc.                                                                          $       55
     9,200  Harris Interactive, Inc.*                                                                       18
    39,100  Omnicom Group, Inc.                                                                          1,916
                                                                                                    ----------
                                                                                                         1,989
                                                                                                    ----------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
     9,700  Coach, Inc.*                                                                                   352
     1,100  Columbia Sportswear Co.                                                                         48
     1,600  Fossil, Inc.*                                                                                   51
    46,600  Hanesbrands, Inc.*                                                                           1,538
       900  Movado Group, Inc.                                                                              20
    10,000  Quiksilver, Inc.*                                                                               85
    46,300  Warnaco Group, Inc.*                                                                         2,231
                                                                                                    ----------
                                                                                                         4,325
                                                                                                    ----------
            APPAREL RETAIL (0.4%)
    70,800  Aeropostale, Inc.*                                                                           2,474
     6,600  American Eagle Outfitters, Inc.                                                                120
     5,200  AnnTaylor Stores Corp.*                                                                        142
     4,000  Buckle, Inc.                                                                                   183
    10,400  Casual Male Retail Group, Inc.*                                                                 43
    32,400  Coldwater Creek, Inc.*                                                                         212
     4,600  Foot Locker, Inc.                                                                               67
     6,700  Genesco, Inc.*                                                                                 192
     1,800  Gymboree Corp.*                                                                                 83
     6,131  Jos. A. Bank Clothiers, Inc.*                                                                  167
     2,100  Men's Wearhouse, Inc.                                                                           43
    13,400  NexCen Brands, Inc.*                                                                             9
    67,400  Ross Stores, Inc.                                                                            2,468
    76,600  TJX Companies, Inc.                                                                          2,456
     8,900  Under Armour, Inc.*                                                                            319
    27,600  Wet Seal, Inc. "A"*                                                                            124
     6,200  Zumiez, Inc.*                                                                                  130
                                                                                                    ----------
                                                                                                         9,232
                                                                                                    ----------

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT (0.2%)
     1,900  American Axle & Manufacturing Holdings, Inc.                                            $       35
     8,400  BorgWarner, Inc.                                                                               434
    34,900  Hayes Lemmerz International, Inc.*                                                             137
    31,000  Johnson Controls, Inc.                                                                       1,056
     1,000  Lear Corp.*                                                                                     26
    10,300  Spartan Motors, Inc.                                                                            93
    20,900  Visteon Corp.*                                                                                  84
    31,200  WABCO Holdings, Inc.                                                                         1,631
                                                                                                    ----------
                                                                                                         3,496
                                                                                                    ----------
            AUTOMOBILE MANUFACTURERS (0.0%)
    20,700  Fleetwood Enterprises, Inc.*                                                                    86
    10,000  General Motors Corp.                                                                           171
       700  Thor Industries, Inc.                                                                           19
     9,900  Winnebago Industries, Inc.                                                                     148
                                                                                                    ----------
                                                                                                           424
                                                                                                    ----------
            AUTOMOTIVE RETAIL (0.0%)
     4,400  CarMax, Inc.*                                                                                   87
                                                                                                    ----------
            BROADCASTING & CABLE TV (0.7%)
    87,700  CBS Corp. "B"                                                                                1,893
    15,000  Clear Channel Communications, Inc.                                                             525
   145,800  Comcast Corp. "A"                                                                            3,280
   253,800  DIRECTV Group, Inc.*                                                                         7,132
    47,500  Dish Network Corp. "A"*                                                                      1,668
    26,400  E.W. Scripps Co. "A"                                                                         1,243
       800  EchoStar Corp. "A"*                                                                             30
     7,887  Sinclair Broadcast Group, Inc. "A"                                                              71
    10,000  Sirius Satellite Radio, Inc.*                                                                   25
     1,300  Time Warner Cable, Inc. "A"*                                                                    39
     7,800  XM Satellite Radio Holdings, Inc. "A"*                                                          83
                                                                                                    ----------
                                                                                                        15,989
                                                                                                    ----------
            CASINOS & GAMING (0.2%)
    72,100  Bally Technologies, Inc.*                                                                    3,245
     1,100  Boyd Gaming Corp.                                                                               18
     6,000  International Game Technology                                                                  214
     1,400  Penn National Gaming, Inc.*                                                                     65

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    10,500  Shuffle Master, Inc.*                                                                   $       65
     1,600  WMS Industries, Inc.*                                                                           59
                                                                                                    ----------
                                                                                                         3,666
                                                                                                    ----------
            COMPUTER & ELECTRONICS RETAIL (0.2%)
    10,900  Best Buy Co., Inc.                                                                             509
    52,380  Gamestop Corp. "A"*                                                                          2,598
       900  hhgregg, Inc.*                                                                                  10
    39,600  RadioShack Corp.                                                                               580
                                                                                                    ----------
                                                                                                         3,697
                                                                                                    ----------
            CONSUMER ELECTRONICS (0.0%)
     2,400  Garmin Ltd.(a)                                                                                 117
    12,068  Harman International Industries, Inc.                                                          539
                                                                                                    ----------
                                                                                                           656
                                                                                                    ----------
            DEPARTMENT STORES (0.0%)
     1,200  Bon-Ton Stores, Inc.                                                                             8
     1,100  Dillard's, Inc. "A"                                                                             18
     8,431  Macy's, Inc.                                                                                   199
     2,800  Saks, Inc.*                                                                                     39
     1,300  Sears Holdings Corp.*(a)                                                                       110
                                                                                                    ----------
                                                                                                           374
                                                                                                    ----------
            DISTRIBUTORS (0.0%)
     6,300  LKQ Corp.*                                                                                     140
                                                                                                    ----------
            EDUCATIONAL SERVICES (0.1%)
     3,200  Apollo Group, Inc. "A"*                                                                        153
     1,500  Capella Education Co.*                                                                          97
   107,900  Career Education Corp.*                                                                      1,974
     2,600  DeVry, Inc.                                                                                    148
     5,670  ITT Educational Services, Inc.*                                                                412
                                                                                                    ----------
                                                                                                         2,784
                                                                                                    ----------
            FOOTWEAR (0.2%)
    23,000  Crocs, Inc.*(a)                                                                                235
     6,700  Deckers Outdoor Corp.*                                                                         916
    58,336  NIKE, Inc. "B"                                                                               3,988
                                                                                                    ----------
                                                                                                         5,139
                                                                                                    ----------
            GENERAL MERCHANDISE STORES (0.4%)
   100,700  Big Lots, Inc.*                                                                              3,128
   101,500  Dollar Tree Stores, Inc.*                                                                    3,745

24

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    17,900  Family Dollar Stores, Inc.                                                              $      383
    39,800  Target Corp.                                                                                 2,124
                                                                                                    ----------
                                                                                                         9,380
                                                                                                    ----------
            HOME FURNISHINGS (0.0%)
       700  Ethan Allen Interiors, Inc.                                                                     20
    13,700  Tempur-Pedic International, Inc.                                                               147
                                                                                                    ----------
                                                                                                           167
                                                                                                    ----------
            HOME IMPROVEMENT RETAIL (0.1%)
    49,300  Home Depot, Inc.                                                                             1,349
                                                                                                    ----------
            HOMEBUILDING (0.1%)
    20,800  Champion Enterprises, Inc.*                                                                    174
    36,200  Lennar Corp. "A"                                                                               611
       100  NVR, Inc.*                                                                                      56
                                                                                                    ----------
                                                                                                           841
                                                                                                    ----------
            HOMEFURNISHING RETAIL (0.0%)
    14,200  Select Comfort Corp.*                                                                           42
     3,500  Williams-Sonoma, Inc.                                                                           89
                                                                                                    ----------
                                                                                                           131
                                                                                                    ----------
            HOUSEHOLD APPLIANCES (0.2%)
     5,200  iRobot Corp.*                                                                                   73
    36,800  Snap-On, Inc.                                                                                2,279
    30,000  Stanley Works                                                                                1,457
        72  Whirlpool Corp.                                                                                  5
                                                                                                    ----------
                                                                                                         3,814
                                                                                                    ----------
            HOUSEWARES & SPECIALTIES (0.2%)
    64,600  American Greetings Corp. "A"                                                                 1,205
     2,300  Blyth, Inc.                                                                                     45
   101,840  Tupperware Brands Corp.                                                                      3,901
                                                                                                    ----------
                                                                                                         5,151
                                                                                                    ----------
            INTERNET RETAIL (0.3%)
        96  Amazon.com, Inc.*                                                                                8
     4,800  Blue Nile, Inc.*                                                                               256
    22,300  GSI Commerce, Inc.*                                                                            323
    22,400  IAC/InterActiveCorp*                                                                           505
    34,400  Netflix, Inc.*(a)                                                                            1,045

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
       600  NutriSystem, Inc.                                                                       $       12
    35,800  Priceline.com, Inc.*                                                                         4,816
                                                                                                    ----------
                                                                                                         6,965
                                                                                                    ----------
            LEISURE FACILITIES (0.1%)
    10,300  Life Time Fitness, Inc.*(a)                                                                    412
    11,300  Vail Resorts, Inc.*                                                                            563
                                                                                                    ----------
                                                                                                           975
                                                                                                    ----------
            LEISURE PRODUCTS (0.2%)
     1,400  Brunswick Corp.                                                                                 19
   111,900  Callaway Golf Co.                                                                            1,421
    52,100  Hasbro, Inc.                                                                                 1,888
    10,200  Polaris Industries, Inc.(a)                                                                    487
     2,500  Pool Corp.                                                                                      51
    10,000  Smith & Wesson Holding Corp.*                                                                   58
                                                                                                    ----------
                                                                                                         3,924
                                                                                                    ----------
            MOVIES & ENTERTAINMENT (1.0%)
    10,900  CKX, Inc.*                                                                                     115
     6,300  LodgeNet Interactive Corp.*                                                                     41
    81,700  News Corp. "A"                                                                               1,466
    42,900  News Corp. "B"                                                                                 798
   137,500  Regal Entertainment Group "A"                                                                2,416
   275,600  Time Warner, Inc.                                                                            4,377
    10,800  Viacom, Inc.*                                                                                  390
    12,200  Viacom, Inc. "B"*                                                                              437
   329,050  Walt Disney Co.                                                                             11,056
                                                                                                    ----------
                                                                                                        21,096
                                                                                                    ----------
            PUBLISHING (0.0%)
     2,000  Dolan Media Co.*                                                                                37
    60,300  Idearc, Inc.                                                                                   242
     1,300  Interactive Data Corp.                                                                          36
       800  McClatchy Co. "A"                                                                                7
       800  Morningstar, Inc.*                                                                              57
     2,800  New York Times Co. "A"                                                                          49
     1,400  R.H. Donnelley Corp.*                                                                            7
       700  Scholastic Corp.*                                                                               22
       100  Value Line, Inc.                                                                                 4
                                                                                                    ----------
                                                                                                           461
                                                                                                    ----------

26

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            RESTAURANTS (0.5%)
       800  Bob Evans Farms, Inc.                                                                   $       23
     5,195  Buffalo Wild Wings, Inc.*                                                                      171
     1,200  Burger King Holdings, Inc.                                                                      34
     9,200  Chipotle Mexican Grill, Inc. "A"*                                                              849
    53,900  Darden Restaurants, Inc.                                                                     1,846
    30,000  Denny's Corp.*                                                                                 122
     2,700  DineEquity, Inc.                                                                               127
     2,500  Jack in the Box, Inc.*                                                                          61
    20,200  Krispy Kreme Doughnuts, Inc.*                                                                   72
   134,550  McDonald's Corp.                                                                             7,982
     8,700  P. F. Chang's China Bistro, Inc.*                                                              231
       500  Panera Bread Co.*                                                                               26
    19,800  Triarc Companies, Inc.                                                                         146
     9,000  Yum! Brands, Inc.                                                                              357
                                                                                                    ----------
                                                                                                        12,047
                                                                                                    ----------
            SPECIALIZED CONSUMER SERVICES (0.0%)
     1,200  Matthews International Corp. "A"                                                                57
     2,846  Pre-Paid Legal Services, Inc.*                                                                 120
     2,500  Sotheby's Holdings, Inc. "A"                                                                    67
                                                                                                    ----------
                                                                                                           244
                                                                                                    ----------
            SPECIALTY STORES (0.0%)
     1,800  Cabela's, Inc.*                                                                                 25
    24,800  Staples, Inc.                                                                                  582
     2,900  Tiffany & Co.                                                                                  142
                                                                                                    ----------
                                                                                                           749
                                                                                                    ----------
            TIRES & RUBBER (0.1%)
     3,500  Cooper Tire & Rubber Co.                                                                        38
   117,593  Goodyear Tire & Rubber Co.*                                                                  2,988
                                                                                                    ----------
                                                                                                         3,026
                                                                                                    ----------
            Total Consumer Discretionary                                                               122,318
                                                                                                    ----------

            CONSUMER STAPLES (4.3%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.3%)
     1,222  Alico, Inc.                                                                                     49
    87,950  Archer-Daniels-Midland Co.                                                                   3,492
    43,400  Corn Products International, Inc.                                                            2,040
    26,100  Darling International, Inc.*                                                                   420
                                                                                                    ----------
                                                                                                         6,001
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            BREWERS (0.1%)
     3,300  Anheuser-Busch Companies, Inc.                                                          $      190
     2,100  Boston Beer Co., Inc. "A"*                                                                      83
    40,700  Molson Coors Brewing Co. "B"                                                                 2,361
                                                                                                    ----------
                                                                                                         2,634
                                                                                                    ----------
            DISTILLERS & VINTNERS (0.0%)
     3,200  Central European Distribution Corp.*                                                           228
                                                                                                    ----------
            DRUG RETAIL (0.2%)
   117,025  CVS Caremark Corp.                                                                           5,007
     1,600  Longs Drug Stores Corp.                                                                         76
    10,000  Rite Aid Corp.*                                                                                 23
     4,900  Walgreen Co.                                                                                   176
                                                                                                    ----------
                                                                                                         5,282
                                                                                                    ----------
            FOOD DISTRIBUTORS (0.1%)
     1,947  Nash Finch Co.                                                                                  74
    31,000  Sysco Corp.                                                                                    957
    22,100  United Natural Foods, Inc.*                                                                    470
                                                                                                    ----------
                                                                                                         1,501
                                                                                                    ----------
            FOOD RETAIL (0.2%)
       200  Arden Group, Inc.                                                                               24
     1,800  Casey's General Stores, Inc.                                                                    39
   102,600  Safeway, Inc.                                                                                3,270
    10,100  SUPERVALU, Inc.                                                                                354
     2,800  Whole Foods Market, Inc.                                                                        81
                                                                                                    ----------
                                                                                                         3,768
                                                                                                    ----------
            HOUSEHOLD PRODUCTS (0.2%)
        70  Clorox Co.                                                                                       4
    21,700  Colgate-Palmolive Co.                                                                        1,613
     2,700  Energizer Holdings, Inc.*                                                                      220
    40,600  Procter & Gamble Co.                                                                         2,682
                                                                                                    ----------
                                                                                                         4,519
                                                                                                    ----------
            HYPERMARKETS & SUPER CENTERS (0.8%)
       700  BJ's Wholesale Club, Inc.*                                                                      27
    24,200  Costco Wholesale Corp.                                                                       1,726
   283,074  Wal-Mart Stores, Inc.                                                                       16,345
                                                                                                    ----------
                                                                                                        18,098
                                                                                                    ----------

28

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            PACKAGED FOODS & MEAT (0.7%)
    19,500  Campbell Soup Co.                                                                       $      653
     3,500  Flowers Foods, Inc.                                                                             98
    39,600  General Mills, Inc.                                                                          2,503
    12,100  H.J. Heinz Co.                                                                                 604
    10,900  Hormel Foods Corp.                                                                             412
    47,400  Kellogg Co.                                                                                  2,456
   167,515  Kraft Foods, Inc. "A"                                                                        5,441
     1,500  Pilgrims Pride Corp.                                                                            39
     3,497  Sanderson Farms, Inc.                                                                          175
   188,300  Sara Lee Corp.                                                                               2,595
     1,500  Synutra International, Inc.*                                                                    49
     4,500  Tootsie Roll Industries, Inc.                                                                  115
     3,400  William Wrigley Jr. Co.                                                                        262
                                                                                                    ----------
                                                                                                        15,402
                                                                                                    ----------
            PERSONAL PRODUCTS (0.2%)
    17,500  American Oriental Bioengineering, Inc.*                                                        208
    30,600  Avon Products, Inc.                                                                          1,195
     1,400  Bare Escentuals, Inc.*                                                                          28
       900  Chattem, Inc.*                                                                                  56
    32,300  Estee Lauder Companies, Inc. "A"                                                             1,538
    34,200  Herbalife Ltd.                                                                               1,318
     1,000  NBTY, Inc.*                                                                                     33
                                                                                                    ----------
                                                                                                         4,376
                                                                                                    ----------
            SOFT DRINKS (0.9%)
   180,600  Coca-Cola Co.                                                                               10,341
    57,200  Coca-Cola Enterprises, Inc.                                                                  1,152
     4,200  Hansen Natural Corp.*                                                                          131
   121,100  Pepsi Bottling Group, Inc.                                                                   3,926
    71,100  PepsiAmericas, Inc.                                                                          1,733
    61,500  PepsiCo, Inc.                                                                                4,201
                                                                                                    ----------
                                                                                                        21,484
                                                                                                    ----------
            TOBACCO (0.6%)
       300  Alliance One International, Inc.*                                                                2
   184,515  Altria Group, Inc.                                                                           4,108
    18,900  Loews Corp. - Carolina Group                                                                 1,371
   141,080  Philip Morris International, Inc.*                                                           7,429
    10,300  Reynolds American, Inc.                                                                        566

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     5,000  UST, Inc.                                                                               $      276
     1,900  Vector Group Ltd.                                                                               33
                                                                                                    ----------
                                                                                                        13,785
                                                                                                    ----------
            Total Consumer Staples                                                                      97,078
                                                                                                    ----------

            ENERGY (5.3%)
            -------------
            COAL & CONSUMABLE FUELS (0.2%)
    26,600  Alpha Natural Resources, Inc.*                                                               2,173
    12,000  Arch Coal, Inc.                                                                                779
     3,000  CONSOL Energy, Inc.                                                                            293
       800  Foundation Coal Holdings, Inc.                                                                  53
    13,600  International Coal Group, Inc.*                                                                137
     3,900  Massey Energy Corp.                                                                            252
       500  Patriot Coal Corp.*                                                                             54
                                                                                                    ----------
                                                                                                         3,741
                                                                                                    ----------
            INTEGRATED OIL & GAS (2.9%)
   212,800  Chevron Corp.                                                                               21,099
   111,900  ConocoPhillips                                                                              10,418
   255,700  Exxon Mobil Corp.                                                                           22,696
    18,000  Hess Corp.                                                                                   2,211
    19,282  Marathon Oil Corp.                                                                             991
     5,322  Murphy Oil Corp.                                                                               493
    65,600  Occidental Petroleum Corp.                                                                   6,031
       500  SandRidge Energy, Inc.*                                                                         27
                                                                                                    ----------
                                                                                                        63,966
                                                                                                    ----------
            OIL & GAS DRILLING (0.3%)
     1,800  Atwood Oceanics, Inc.*                                                                         183
     7,200  ENSCO International, Inc.                                                                      517
    29,500  Helmerich & Payne, Inc.                                                                      1,848
    13,500  Hercules Offshore, Inc.*                                                                       458
    27,300  Noble Corp.                                                                                  1,724
    67,900  Patterson-UTI Energy, Inc.                                                                   2,138
     6,200  Transocean, Inc.*                                                                              931
                                                                                                    ----------
                                                                                                         7,799
                                                                                                    ----------
            OIL & GAS EQUIPMENT & SERVICES (0.8%)
    18,000  Baker Hughes, Inc.                                                                           1,595
     2,600  Bristow Group, Inc.*                                                                           136
     4,100  Cameron International Corp.*                                                                   218

30

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     1,600  Complete Production Services, Inc.*                                                      $      46
     3,400  Dresser-Rand Group, Inc.*                                                                      137
     1,000  Dril-Quip, Inc.*                                                                                58
    10,200  FMC Technologies, Inc.*                                                                        733
    22,800  Global Industries Ltd.*                                                                        393
    99,200  Halliburton Co.                                                                              4,819
    31,600  ION Geophysical Corp.*                                                                         518
     2,100  Lufkin Industries, Inc.                                                                        168
       700  NATCO Group Inc. "A"*                                                                           33
    19,600  National Oilwell Varco, Inc.*                                                                1,633
       200  Newpark Resources, Inc.*                                                                         2
    17,900  Oceaneering International, Inc.*                                                             1,277
     1,500  Oil States International, Inc.*                                                                 88
     5,100  RPC, Inc.                                                                                       76
    28,600  Schlumberger Ltd.                                                                            2,892
     2,900  Smith International, Inc.                                                                      229
     7,300  Superior Energy Services, Inc.*                                                                392
    26,000  Tidewater, Inc.                                                                              1,777
    10,000  W-H Energy Services, Inc.*                                                                     855
    11,300  Willbros Group, Inc.*                                                                          469
                                                                                                    ----------
                                                                                                        18,544
                                                                                                    ----------
            OIL & GAS EXPLORATION & PRODUCTION (1.0%)
    21,700  Anadarko Petroleum Corp.                                                                     1,627
    32,180  Apache Corp.                                                                                 4,314
     1,000  Arena Resources, Inc.*                                                                          50
     8,900  Berry Petroleum Co.                                                                            481
       900  Bill Barrett Corp.*                                                                             48
     2,900  Bois d'Arc Energy, Inc.*                                                                        71
    12,200  BPZ Resources, Inc.*                                                                           277
     2,500  Cabot Oil & Gas Corp. "A"                                                                      151
     9,600  Carrizo Oil & Gas, Inc.*                                                                       643
     1,300  Comstock Resources, Inc.*                                                                       75
     6,700  Concho Resources, Inc.*                                                                        214
       800  Contango Oil & Gas Co.*                                                                         67
       500  Continental Resources, Inc.*                                                                    32
     2,600  Delta Pete Corp.*                                                                               57
     7,100  Denbury Resources, Inc.*                                                                       242
    43,600  Devon Energy Corp.                                                                           5,055
    22,400  EOG Resources, Inc.                                                                          2,881
    13,000  FX Energy, Inc.*                                                                                68
     3,500  Mariner Energy, Inc.*                                                                          114

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     8,000  McMoRan Exploration Co.*                                                                $      255
    21,000  Noble Energy, Inc.                                                                           2,046
    11,500  Parallel Petroleum Corp.*                                                                      242
     8,200  Petrohawk Energy Corp.*                                                                        241
       900  Petroleum Development Corp.*                                                                    62
    11,500  PetroQuest Energy, Inc.*                                                                       255
    16,700  Quicksilver Resources, Inc.*                                                                   608
     7,100  Range Resources Corp.                                                                          467
     1,300  Swift Energy Co.*                                                                               75
    10,100  TXCO Resources, Inc.*                                                                          112
     1,500  W&T Offshore, Inc.                                                                              84
    17,400  Warren Resources, Inc.*                                                                        235
    19,200  XTO Energy, Inc.                                                                             1,221
                                                                                                    ----------
                                                                                                        22,370
                                                                                                    ----------
            OIL & GAS REFINING & MARKETING (0.0%)
     4,600  Alon USA Energy, Inc.(a)                                                                        70
     6,700  Aventine Renewable Energy Holdings, Inc.*                                                       38
     5,800  CVR Energy, Inc.*                                                                              155
     1,800  Delek US Holdings, Inc.                                                                         23
     6,000  Frontier Oil Corp.                                                                             181
     2,900  Tesoro Corp.                                                                                    72
    12,025  VeraSun Energy Corp.*                                                                           82
    12,800  Verenium Corp.*                                                                                 31
       500  Western Refining, Inc.                                                                           6
                                                                                                    ----------
                                                                                                           658
                                                                                                    ----------
            OIL & GAS STORAGE & TRANSPORTATION (0.1%)
       900  Cheniere Energy, Inc.*                                                                           4
    56,300  El Paso Corp.                                                                                1,101
     7,100  Energy Transfer Partners, LP                                                                   343
     2,613  Golar LNG Ltd.                                                                                  48
     2,400  Overseas Shipholding Group, Inc.                                                               190
    10,600  Williams Companies, Inc.                                                                       403
                                                                                                    ----------
                                                                                                         2,089
                                                                                                    ----------
            Total Energy                                                                               119,167
                                                                                                    ----------

            FINANCIALS (4.6%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.9%)
     3,200  Allied Capital Corp.                                                                            64
     4,200  American Capital Strategies Ltd.                                                               134

32

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     2,300  Ameriprise Financial, Inc.                                                              $      109
   100,300  Bank of New York Mellon Corp.                                                                4,466
     6,300  Cohen & Steers, Inc.                                                                           190
    14,100  Federated Investors, Inc. "B"                                                                  519
    12,720  Franklin Resources, Inc.                                                                     1,288
       480  GAMCO Investors, Inc. "A"                                                                       25
    20,300  Janus Capital Group, Inc.                                                                      589
     1,943  MCG Capital Corp.                                                                               11
    91,920  Northern Trust Corp.                                                                         6,986
    28,800  SEI Investments Co.                                                                            695
    61,680  State Street Corp.                                                                           4,442
       900  T. Rowe Price Group, Inc.                                                                       52
    32,900  Waddell & Reed Financial, Inc. "A"                                                           1,163
                                                                                                    ----------
                                                                                                        20,733
                                                                                                    ----------
            CONSUMER FINANCE (0.2%)
    77,700  American Express Co.                                                                         3,601
     3,900  CompuCredit Corp.*                                                                              36
    10,300  Discover Financial Services                                                                    177
    11,600  EZCORP, Inc. "A"*                                                                              146
    78,300  First Marblehead Corp.(a)                                                                      258
                                                                                                    ----------
                                                                                                         4,218
                                                                                                    ----------
            DIVERSIFIED BANKS (0.2%)
    89,600  U.S. Bancorp                                                                                 2,974
    12,500  Wachovia Corp.                                                                                 298
    62,800  Wells Fargo & Co.                                                                            1,731
                                                                                                    ----------
                                                                                                         5,003
                                                                                                    ----------
            INSURANCE BROKERS (0.0%)
    12,700  Arthur J. Gallagher & Co.                                                                      324
     3,000  Marsh & McLennan Companies, Inc.                                                                82
     9,100  National Financial Partners Corp.                                                              222
                                                                                                    ----------
                                                                                                           628
                                                                                                    ----------
            INVESTMENT BANKING & BROKERAGE (0.5%)
     2,300  Bear Stearns Companies, Inc.                                                                    21
    71,600  Charles Schwab Corp.(a)                                                                      1,588
     9,200  E*TRADE Financial Corp.*                                                                        38
     1,300  FCStone Group, Inc.*                                                                            51
     2,400  GFI Group, Inc.                                                                                 28
    12,400  Goldman Sachs Group, Inc.                                                                    2,188
     6,400  Greenhill & Co., Inc.(a)                                                                       386

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
       700  Jefferies Group, Inc.                                                                   $       13
     1,800  Lehman Brothers Holdings, Inc.                                                                  66
     9,700  MarketAxess Holdings, Inc.*                                                                     76
    18,700  Morgan Stanley                                                                                 827
    13,600  optionsXpress Holdings, Inc.                                                                   311
    84,300  Raymond James Financial, Inc.                                                                2,508
     5,069  Stifel Financial Corp.*                                                                        289
   110,500  TD Ameritrade Holding Corp.*                                                                 2,001
                                                                                                    ----------
                                                                                                        10,391
                                                                                                    ----------
            LIFE & HEALTH INSURANCE (0.8%)
   113,000  AFLAC, Inc.                                                                                  7,586
     3,700  Lincoln National Corp.                                                                         204
    91,410  MetLife, Inc.                                                                                5,487
    40,700  StanCorp Financial Group, Inc.                                                               2,238
     3,700  Torchmark Corp.                                                                                235
   102,400  Unum Group                                                                                   2,466
                                                                                                    ----------
                                                                                                        18,216
                                                                                                    ----------
            MULTI-LINE INSURANCE (0.4%)
     3,000  American Financial Group, Inc.                                                                  90
    62,000  American International Group, Inc.                                                           2,232
    56,300  Assurant, Inc.                                                                               3,830
       400  Hartford Financial Services Group, Inc.                                                         28
    39,200  Loews Corp.                                                                                  1,943
                                                                                                    ----------
                                                                                                         8,123
                                                                                                    ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
   152,100  Bank of America Corp.                                                                        5,173
   153,900  Citigroup, Inc.                                                                              3,369
    48,700  JPMorgan Chase & Co.                                                                         2,094
     3,100  Net 1 U.E.P.S Technologies, Inc.*                                                               86
     4,000  RiskMetrics Group, Inc.*                                                                        83
                                                                                                    ----------
                                                                                                        10,805
                                                                                                    ----------
            PROPERTY & CASUALTY INSURANCE (0.4%)
    32,400  ACE Ltd.                                                                                     1,946
       100  Allstate Corp.                                                                                   5
     5,500  Ambac Financial Group, Inc.                                                                     17
     2,500  AmTrust Financial Services, Inc.                                                                38
    71,560  Chubb Corp.                                                                                  3,847
     5,600  CNA Financial Corp.                                                                            170
     1,200  Employers Holdings, Inc.                                                                        23
     3,800  First American Corp.                                                                           128

34

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     4,800  MBIA, Inc.                                                                              $       34
     1,100  Selective Insurance Group, Inc.                                                                 24
    56,020  Travelers Companies, Inc.                                                                    2,790
    29,900  W.R. Berkley Corp.                                                                             810
                                                                                                    ----------
                                                                                                         9,832
                                                                                                    ----------
            REGIONAL BANKS (0.5%)
    52,000  Bank of Hawaii Corp.                                                                         2,813
     1,100  BB&T Corp.                                                                                      35
    43,200  Cathay General Bancorp                                                                         664
       800  Central Pacific Financial Corp.                                                                 12
    10,000  Colonial Bancgroup, Inc.                                                                        61
    32,000  Cullen/Frost Bankers, Inc.                                                                   1,789
    19,100  CVB Financial Corp.                                                                            203
     1,000  East West Bancorp, Inc.                                                                         13
     2,500  First BanCorp                                                                                   25
       100  First Citizens BancShares, Inc.                                                                 16
       900  Frontier Financial Corp.                                                                        13
    15,300  Fulton Financial Corp.                                                                         193
     5,200  Marshall & Ilsley Corp.                                                                        121
    46,431  National City Corp.(a)                                                                         271
     7,600  Old National Bancorp                                                                           133
     4,300  PrivateBankcorp, Inc.                                                                          163
    24,400  Sterling Financial Corp.                                                                       217
    48,600  SunTrust Banks, Inc.                                                                         2,537
       700  SVB Financial Group*                                                                            36
     7,500  Synovus Financial Corp.                                                                         86
    41,700  TrustCo Bank Corp. NY                                                                          365
     1,200  United Community Banks, Inc.(a)                                                                 13
       800  Webster Financial Corp.                                                                         21
     2,700  Westamerica Bancorp                                                                            150
     2,500  Wilmington Trust Corp.                                                                          82
                                                                                                    ----------
                                                                                                        10,032
                                                                                                    ----------
            REINSURANCE (0.0%)
     6,200  Reinsurance Group of America, Inc.                                                             319
     5,400  Transatlantic Holdings, Inc.                                                                   349
                                                                                                    ----------
                                                                                                           668
                                                                                                    ----------
            SPECIALIZED FINANCE (0.1%)
     6,400  Interactive Brokers Group, Inc.*                                                               208
    39,133  NASDAQ OMX Group, Inc.*                                                                      1,371
                                                                                                    ----------
                                                                                                         1,579
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            THRIFTS & MORTGAGE FINANCE (0.1%)
     1,100  Beneficial Mutual Bancorp, Inc.*                                                        $       13
    10,000  Countrywide Financial Corp.                                                                     53
     3,700  Fannie Mae(b),(+)                                                                              100
     1,300  Freddie Mac(b),(+)                                                                              33
    92,500  Hudson City Bancorp, Inc.                                                                    1,646
     1,000  MGIC Investment Corp.                                                                           12
    24,700  New York Community Bancorp, Inc.                                                               507
    38,900  PMI Group, Inc.                                                                                232
     1,500  Radian Group, Inc.                                                                               8
                                                                                                    ----------
                                                                                                         2,604
                                                                                                    ----------
            Total Financials                                                                           102,832
                                                                                                    ----------

            HEALTH CARE (3.0%)
            ------------------
            BIOTECHNOLOGY (0.5%)
     9,700  Acadia Pharmaceuticals, Inc.*                                                                   85
     9,649  Acorda Therapeutics, Inc.*                                                                     208
       900  Alexion Pharmaceuticals, Inc.*                                                                  64
    36,000  Alkermes, Inc.*                                                                                456
    13,300  Allos Therapeutics, Inc.*                                                                       84
     5,100  Alnylam Pharmaceuticals, Inc.*                                                                 147
    12,200  ARIAD Pharmaceuticals, Inc.*                                                                    32
    11,900  ArQule, Inc.*                                                                                   51
    15,000  Array BioPharma, Inc.*                                                                          93
    25,700  Biogen Idec, Inc.*                                                                           1,613
    15,100  BioMarin Pharmaceutical, Inc. "A"*                                                             576
    26,300  Cell Genesys, Inc.*                                                                             93
    10,100  Cephalon, Inc.*                                                                                684
    47,900  Cepheid*                                                                                     1,261
     3,100  Cubist Pharmaceuticals, Inc.*                                                                   59
    18,700  CV Therapeutics, Inc.*                                                                         165
    31,800  Dendreon Corp.*                                                                                165
    21,300  Encysive Pharmaceuticals, Inc.*                                                                 50
     9,900  Enzo Biochem, Inc.*                                                                             97
    12,834  Enzon Pharmaceuticals, Inc.*                                                                   113
    21,900  GenVec, Inc.*                                                                                   39
    21,500  Genzyme Corp.*                                                                               1,472
    26,200  Geron Corp.*                                                                                   111
     8,619  Gilead Sciences, Inc.*                                                                         477
    20,100  Halozyme Therapeutics, Inc.*                                                                   104
    15,700  Immunomedics, Inc.*                                                                             42

36

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     5,600  Incyte Corp.*                                                                           $       55
    17,300  Indevus Pharmaceuticals, Inc.*                                                                  78
     9,300  InterMune, Inc.*                                                                               131
    12,400  Isis Pharmaceuticals, Inc.*                                                                    175
    11,200  Luminex Corp.*                                                                                 249
     2,200  Martek Biosciences Corp.*                                                                       83
    50,300  Medarex, Inc.*                                                                                 438
    14,200  Myriad Genetics, Inc.*                                                                         688
     2,100  Onyx Pharmaceuticals, Inc.*                                                                     74
     2,100  OSI Pharmaceuticals, Inc.*                                                                      74
     5,400  Regeneron Pharmaceuticals, Inc.*                                                               108
    10,582  Rigel Pharmaceuticals, Inc.*                                                                   247
     2,900  Savient Pharmaceuticals, Inc.*                                                                  77
    16,600  Seattle Genetics, Inc.*                                                                        155
     9,600  Senomyx, Inc.*                                                                                  50
    15,600  Telik, Inc.*                                                                                    34
    10,500  Tercica, Inc.*                                                                                  45
     1,000  United Therapeutics Corp.*                                                                      96
    38,400  XOMA Ltd.*                                                                                      77
     8,600  ZymoGenetics, Inc.*                                                                             78
                                                                                                    ----------
                                                                                                        11,353
                                                                                                    ----------
            HEALTH CARE DISTRIBUTORS (0.0%)
     9,300  BMP Sunstone Corp.*                                                                             68
                                                                                                    ----------

            HEALTH CARE EQUIPMENT (0.7%)
     7,085  Abaxis, Inc.*                                                                                  208
       600  Analogic Corp.                                                                                  40
     9,900  ArthroCare Corp.*                                                                              437
   106,500  Baxter International, Inc.                                                                   6,507
    26,900  Becton, Dickinson and Co.                                                                    2,272
    22,066  Boston Scientific Corp.*                                                                       293
    11,600  Covidien Ltd.                                                                                  581
    12,700  Edwards Lifesciences Corp.*                                                                    733
     7,400  Hologic, Inc.*                                                                                 178
     2,900  IDEXX Laboratories, Inc.*                                                                      146
     6,500  Integra Lifesciences Holdings Corp.*                                                           273
    45,000  Kinetic Concepts, Inc.*                                                                      1,954
     4,300  Masimo Corp.*                                                                                  149
     3,800  Medtronic, Inc.                                                                                193
    10,300  Mentor Corp.                                                                                   325
     3,000  Meridian Bioscience, Inc.                                                                       88

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    11,500  Nektar Therapeutics*                                                                    $       51
     1,900  ResMed, Inc.*                                                                                   75
     1,800  Sirona Dental Systems, Inc.*                                                                    53
     9,800  Spectranetics Corp.*                                                                           107
     2,700  Stryker Corp.                                                                                  174
     5,145  SurModics, Inc.*(a)                                                                            231
     3,700  TomoTherapy, Inc.*                                                                              33
                                                                                                    ----------
                                                                                                        15,101
                                                                                                    ----------
            HEALTH CARE FACILITIES (0.0%)
     1,900  Community Health Systems, Inc.*                                                                 68
     2,100  Kindred Healthcare, Inc.*                                                                       58
     1,055  MedCath Corp.*                                                                                  23
    13,400  Sun Healthcare Group, Inc.*                                                                    192
     2,400  Sunrise Senior Living, Inc.*                                                                    64
                                                                                                    ----------
                                                                                                           405
                                                                                                    ----------
            HEALTH CARE SERVICES (0.1%)
     3,538  Air Methods Corp.*                                                                             136
     1,200  Amedisys, Inc.*                                                                                 61
    10,800  AMN Healthcare Services, Inc.*                                                                 188
     1,800  Apria Healthcare Group, Inc.*                                                                   30
     1,600  athenahealth, Inc.*                                                                             51
     2,000  Chemed Corp.                                                                                    73
     7,518  HMS Holdings Corp.*                                                                            152
    11,300  Hythiam, Inc.*                                                                                  27
     3,821  Medco Health Solutions, Inc.*                                                                  185
       700  Pediatrix Medical Group, Inc.*                                                                  38
     4,200  Quest Diagnostics, Inc.                                                                        212
                                                                                                    ----------
                                                                                                         1,153
                                                                                                    ----------
            HEALTH CARE SUPPLIES (0.0%)
     1,400  Haemonetics Corp.*                                                                              79
     2,700  Immucor Corp.*                                                                                  73
     2,200  Inverness Medical Innovations, Inc.*                                                            80
    14,600  OraSure Technologies, Inc.*                                                                     79
    14,200  RTI Biologics, Inc.*                                                                           141
                                                                                                    ----------
                                                                                                           452
                                                                                                    ----------
            HEALTH CARE TECHNOLOGY (0.1%)
    25,100  Eclipsys Corp.*                                                                                512
    33,800  HLTH Corp.*                                                                                    403
     3,900  IMS Health, Inc.                                                                                95

38

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     4,200  MedAssets, Inc.*                                                                        $       75
    10,700  Omnicell, Inc.*                                                                                142
    11,500  TriZetto Group, Inc.*                                                                          247
                                                                                                    ----------
                                                                                                         1,474
                                                                                                    ----------
            LIFE SCIENCES TOOLS & SERVICES (0.2%)
     6,200  Accuray, Inc.*                                                                                  59
     1,200  AMAG Pharmaceuticals, Inc.*                                                                     48
     2,300  Dionex Corp.*                                                                                  168
    12,100  eResearch Technology, Inc.*                                                                    193
    54,300  Exelixis, Inc.*                                                                                343
    15,700  Illumina, Inc.*                                                                              1,232
    58,200  Invitrogen Corp.*                                                                            2,675
     6,800  Parexel International Corp.*                                                                   167
     1,500  Pharmaceutical Product Development, Inc.                                                        66
     3,056  PharmaNet Development Group, Inc.*                                                              52
     2,500  Varian, Inc.*                                                                                  139
    10,900  Waters Corp.*                                                                                  671
                                                                                                    ----------
                                                                                                         5,813
                                                                                                    ----------
            MANAGED HEALTH CARE (0.2%)
     9,200  Aetna, Inc.                                                                                    434
     2,900  AMERIGROUP Corp.*                                                                               80
    10,200  CIGNA Corp.                                                                                    414
     9,100  Coventry Health Care, Inc.*                                                                    419
    74,000  Humana, Inc.*                                                                                3,778
     1,700  Molina Healthcare, Inc.*                                                                        51
     3,900  Universal American Financial Corp.*                                                             45
     1,200  WellCare Health Plans, Inc.*                                                                    66
                                                                                                    ----------
                                                                                                         5,287
                                                                                                    ----------
            PHARMACEUTICALS (1.2%)
    40,900  Abbott Laboratories                                                                          2,305
    17,500  Akorn, Inc.*                                                                                    83
     4,400  Allergan, Inc.                                                                                 254
     3,635  Biomimetic Therapeutics, Inc.*                                                                  43
   289,225  Bristol-Myers Squibb Co.                                                                     6,591
    11,600  Cypress Bioscience, Inc.*                                                                       94
    33,000  Discovery Laboratories, Inc.*                                                                   62
    23,000  Durect Corp.*                                                                                  107
    29,368  Eli Lilly and Co.                                                                            1,414
    87,300  Endo Pharmaceuticals Holdings, Inc.*                                                         2,151

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    13,700  Forest Laboratories, Inc.*                                                              $      492
    34,700  Johnson & Johnson                                                                            2,316
       100  K-V Pharmaceutical Co. "A"*                                                                      2
     2,500  King Pharmaceuticals, Inc.*                                                                     26
    11,600  Medicines Co.*                                                                                 212
    59,400  Medicis Pharmaceutical Corp. "A"                                                             1,413
     7,718  Merck & Co., Inc.                                                                              301
    11,200  Pain Therapeutics, Inc.*                                                                        91
    10,287  Par Pharmaceutical Companies, Inc.*                                                            188
   175,300  Pfizer, Inc.                                                                                 3,394
    13,100  Salix Pharmaceuticals Ltd.*                                                                    101
    16,000  Santarus, Inc.*                                                                                 39
    91,300  Schering-Plough Corp.                                                                        1,862
    10,103  Sciele Pharma, Inc.                                                                            221
    45,900  Sepracor, Inc.*                                                                                992
    16,800  SuperGen, Inc.*                                                                                 42
    13,000  Valeant Pharmaceuticals International*                                                         213
     6,200  Viropharma, Inc.*                                                                               59
    18,000  VIVUS, Inc.*                                                                                   123
    26,200  Watson Pharmaceuticals, Inc.*                                                                  748
     1,800  Xenoport, Inc.*                                                                                 78
                                                                                                    ----------
                                                                                                        26,017
                                                                                                    ----------
            Total Health Care                                                                           67,123
                                                                                                    ----------

            INDUSTRIALS (5.6%)
            ------------------
            AEROSPACE & DEFENSE (1.2%)
       700  Alliant Techsystems, Inc.*                                                                      76
     7,200  BE Aerospace, Inc.*                                                                            252
    48,300  Boeing Co.                                                                                   3,998
       700  Ceradyne, Inc.*                                                                                 30
     1,900  Cubic Corp.                                                                                     48
     4,600  Curtiss-Wright Corp.                                                                           237
     4,200  DynCorp International, Inc. "A"*                                                                72
    17,800  GenCorp, Inc.*                                                                                 148
    42,600  Goodrich Corp.                                                                               2,761
     8,667  HEICO Corp.                                                                                    440
     6,100  Hexcel Corp.*                                                                                  161
    82,100  Honeywell International, Inc.                                                                4,895
     1,500  L-3 Communications Holdings, Inc.                                                              161
    32,600  Northrop Grumman Corp.                                                                       2,460

40

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     2,800  Orbital Sciences Corp.*                                                                 $       73
    24,900  Raytheon Co.                                                                                 1,590
    10,400  Rockwell Collins, Inc.                                                                         638
    19,400  TASER International, Inc.*                                                                     136
     1,100  Teledyne Technologies, Inc.*                                                                    61
   123,300  United Technologies Corp.                                                                    8,759
                                                                                                    ----------
                                                                                                        26,996
                                                                                                    ----------
            AIR FREIGHT & LOGISTICS (0.0%)
     2,000  Atlas Air Worldwide Holdings, Inc.*                                                            124
    24,300  Pacer International, Inc.                                                                      546
                                                                                                    ----------
                                                                                                           670
                                                                                                    ----------
            AIRLINES (0.1%)
    14,700  Delta Air Lines, Inc.*                                                                          90
     8,900  JetBlue Airways Corp.*                                                                          35
     5,200  Northwest Airlines Corp.*                                                                       37
    73,800  Southwest Airlines Co.                                                                         964
                                                                                                    ----------
                                                                                                         1,126
                                                                                                    ----------
            BUILDING PRODUCTS (0.0%)
     6,100  Simpson Manufacturing Co., Inc.                                                                161
     6,800  Trane, Inc.                                                                                    316
     3,100  USG Corp.*                                                                                     105
                                                                                                    ----------
                                                                                                           582
                                                                                                    ----------
            COMMERCIAL PRINTING (0.0%)
       900  Consolidated Graphics, Inc.*                                                                    50
     5,200  Deluxe Corp.                                                                                   117
                                                                                                    ----------
                                                                                                           167
                                                                                                    ----------
            CONSTRUCTION & ENGINEERING (0.1%)
    10,800  AECOM Technology Corp.*                                                                        348
     6,700  Fluor Corp.                                                                                  1,250
     1,500  Granite Construction, Inc.                                                                      55
     2,200  Jacobs Engineering Group, Inc.*                                                                208
     5,300  KBR, Inc.                                                                                      184
    11,000  MasTec, Inc.*                                                                                  130
     1,800  Perini Corp.*                                                                                   69
     3,100  Quanta Services, Inc.*                                                                          99
       800  Shaw Group, Inc.*                                                                               49
     1,192  URS Corp.*                                                                                      57
                                                                                                    ----------
                                                                                                         2,449
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.3%)
    53,500  AGCO Corp.*                                                                             $    3,233
     5,900  Bucyrus International, Inc. "A"                                                                418
    81,100  Caterpillar, Inc.                                                                            6,702
    58,268  Cummins, Inc.                                                                                4,103
    86,400  Deere & Co.                                                                                  7,028
    20,200  Force Protection, Inc.*                                                                         86
     9,600  Joy Global, Inc.                                                                               809
    11,800  Lindsay Corp.                                                                                1,239
   129,658  Manitowoc Co., Inc.                                                                          5,044
    19,800  Terex Corp.*                                                                                 1,413
     1,000  Titan Machinery, Inc.*                                                                          24
     4,000  Trinity Industries, Inc.                                                                       163
                                                                                                    ----------
                                                                                                        30,262
                                                                                                    ----------
            DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.2%)
    10,500  Arrowhead Research Corp.*                                                                       26
    18,900  Brink's Co.                                                                                  1,370
     1,513  Comfort Systems USA, Inc.                                                                       20
    44,800  Corinthian Colleges, Inc.*                                                                     574
       600  Corporate Executive Board Co.                                                                   27
     6,508  CoStar Group, Inc.*                                                                            305
    15,900  FTI Consulting, Inc.*                                                                          955
     2,600  GEO Group, Inc.*                                                                                60
       800  Huron Consulting Group, Inc.*                                                                   43
     4,000  IHS, Inc. "A"*                                                                                 238
     8,200  Navigant Consulting, Inc.*                                                                     165
    12,800  Odyssey Marine Exploration, Inc.*                                                               63
     1,100  Schawk, Inc.                                                                                    18
     2,800  TeleTech Holdings, Inc.*                                                                        72
     3,100  Tetra Tech, Inc.*                                                                               82
                                                                                                    ----------
                                                                                                         4,018
                                                                                                    ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    10,200  Acuity Brands, Inc.                                                                            543
    11,600  American Superconductor Corp.*                                                                 409
     1,700  Belden, Inc.                                                                                    71
    12,500  Energy Conversion Devices, Inc.*                                                               794
     2,300  EnerSys*                                                                                        72
    17,100  Evergreen Solar, Inc.*(a)                                                                      178
        72  First Solar, Inc.*                                                                              19
    20,300  FuelCell Energy, Inc.*                                                                         206
     2,400  GrafTech International Ltd.*                                                                    63

42

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
       500  Regal-Beloit Corp.                                                                      $       23
    10,200  Rockwell Automation, Inc.                                                                      597
       500  SunPower Corp. "A"*                                                                             41
     9,215  Thomas & Betts Corp.*                                                                          392
     3,000  Woodward Governor Co.                                                                          121
                                                                                                    ----------
                                                                                                         3,529
                                                                                                    ----------
            ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
     1,100  Clean Harbors, Inc.*                                                                            78
     5,700  Energy Solutions, Inc.                                                                         145
       500  Layne Christensen Co.*                                                                          26
     5,369  Team, Inc.*                                                                                    172
    17,500  Waste Connections, Inc.*                                                                       574
    71,100  Waste Management, Inc.                                                                       2,697
                                                                                                    ----------
                                                                                                         3,692
                                                                                                    ----------
            HUMAN RESOURCES & EMPLOYMENT SERVICES (0.0%)
       800  Administaff, Inc.                                                                               22
     1,300  Korn/Ferry International*                                                                       22
     9,420  Manpower, Inc.                                                                                 594
     5,900  Robert Half International, Inc.                                                                145
     9,560  Spherion Corp.*                                                                                 48
    11,600  TrueBlue, Inc.*                                                                                169
                                                                                                    ----------
                                                                                                         1,000
                                                                                                    ----------
            INDUSTRIAL CONGLOMERATES (0.8%)
    11,618  3M Co.                                                                                         901
   389,000  General Electric Co.                                                                        11,950
     6,800  Textron, Inc.                                                                                  425
    71,000  Tyco International Ltd.                                                                      3,208
     8,800  Walter Industries, Inc.                                                                        821
                                                                                                    ----------
                                                                                                        17,305
                                                                                                    ----------
            INDUSTRIAL MACHINERY (0.6%)
     1,800  Actuant Corp. "A"                                                                               66
     4,081  Badger Meter, Inc.                                                                             201
     4,500  Barnes Group, Inc.                                                                             144
     1,200  Chart Industries, Inc.*                                                                         50
     4,700  CLARCOR, Inc.                                                                                  204
     1,400  Columbus McKinnon Corp.*                                                                        40
     2,400  Crane Co.                                                                                      110
    32,800  Dover Corp.                                                                                  1,774
    11,600  Flow International Corp.*                                                                      118

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
       300  Flowserve Corp.                                                                         $       42
    19,100  Gardner Denver, Inc.*                                                                        1,013
     1,600  Harsco Corp.                                                                                   101
    17,400  Illinois Tool Works, Inc.                                                                      934
    11,300  Kaydon Corp.                                                                                   691
    12,500  Kennametal, Inc.                                                                               483
       800  Lincoln Electric Holdings, Inc.                                                                 66
     4,100  Middleby Corp.*                                                                                234
     1,400  Mueller Industries, Inc.                                                                        50
     3,900  Nordson Corp.                                                                                  280
    44,250  Parker-Hannifin Corp.                                                                        3,747
     7,200  RBC Bearings, Inc.*                                                                            271
       800  Robbins & Myers, Inc.                                                                           32
     3,781  Sun Hydraulics Corp.                                                                           152
    82,700  Timken Co.                                                                                   3,029
       700  Valmont Industries, Inc.                                                                        80
    12,300  Watts Water Technologies, Inc. "A"                                                             349
                                                                                                     ---------
                                                                                                        14,261
                                                                                                     ---------
            MARINE (0.0%)
    12,600  American Commercial Lines, Inc.*                                                               193
       401  Genco Shipping & Trading Ltd.                                                                   28
    10,000  Horizon Lines, Inc.                                                                            126
     1,500  Kirby Corp.*                                                                                    84
                                                                                                     ---------
                                                                                                           431
                                                                                                     ---------
            OFFICE SERVICES & SUPPLIES (0.1%)
     2,900  Herman Miller, Inc.                                                                             72
       600  Mine Safety Appliances Co.                                                                      25
   136,700  Steelcase, Inc. "A"                                                                          1,722
       900  United Stationers, Inc.*                                                                        38
                                                                                                     ---------
                                                                                                         1,857
                                                                                                     ---------
            RAILROADS (0.6%)
    45,400  Burlington Northern Santa Fe Corp.                                                           5,133
    67,400  CSX Corp.                                                                                    4,655
    28,500  Norfolk Southern Corp.                                                                       1,920
    14,900  Union Pacific Corp.                                                                          1,226
                                                                                                     ---------
                                                                                                        12,934
                                                                                                     ---------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
     1,100  Applied Industrial Technologies, Inc.                                                           30
    12,600  Beacon Roofing Supply, Inc.*                                                                   154

44

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    23,200  GATX Corp.                                                                              $    1,144
     6,032  H&E Equipment Services, Inc.*                                                                   85
     5,500  Houston Wire & Cable Co.                                                                       119
     3,800  MSC Industrial Direct Co., Inc. "A"                                                            207
     1,700  United Rentals, Inc.*                                                                           35
     7,700  Watsco, Inc.                                                                                   358
                                                                                                    ----------
                                                                                                         2,132
                                                                                                    ----------
            TRUCKING (0.1%)
     8,661  Avis Budget Group, Inc.*                                                                       121
    22,334  Hertz Global Holdings, Inc.*                                                                   295
    17,100  JB Hunt Transport Services, Inc.                                                               596
    13,500  Knight Transportation, Inc.                                                                    246
    35,600  Werner Enterprises, Inc.                                                                       674
     1,100  YRC Worldwide, Inc.*                                                                            19
                                                                                                    ----------
                                                                                                         1,951
                                                                                                    ----------
            Total Industrials                                                                          125,362
                                                                                                    ----------

            INFORMATION TECHNOLOGY (6.9%)
            -----------------------------
            APPLICATION SOFTWARE (0.3%)
    19,000  Actuate Corp.*                                                                                  94
    26,000  ANSYS, Inc.*                                                                                 1,230
     7,000  Autodesk, Inc.*                                                                                288
     3,200  Blackbaud, Inc.                                                                                 76
     3,600  Citrix Systems, Inc.*                                                                          123
     5,200  Compuware Corp.*                                                                                53
     3,600  Concur Technologies, Inc.*                                                                     132
    18,000  Epicor Software Corp.*                                                                         154
     9,600  Epiq Systems, Inc.*                                                                            158
       600  FactSet Research Systems, Inc.                                                                  39
     3,000  Henry Jack & Associates, Inc.                                                                   71
     3,400  Informatica Corp.*                                                                              61
    12,400  Intervoice, Inc.*                                                                               80
     2,681  JDA Software Group, Inc.*                                                                       55
    12,600  Magma Design Automation, Inc.*                                                                  95
     1,000  MicroStrategy, Inc. "A"*                                                                        80
     1,900  NAVTEQ Corp.*                                                                                  145
     3,600  Nuance Communications, Inc.*                                                                    71
     9,400  Parametric Technology Corp.*                                                                   177
     1,800  salesforce.com, Inc.*                                                                          130
     6,600  Solera Holdings, Inc.*                                                                         180

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     6,236  SPSS, Inc.*                                                                             $      246
    85,000  Synopsys, Inc.*                                                                              2,240
     5,602  Taleo Corp. "A"*                                                                               111
    12,300  Tyler Technologies, Inc.*                                                                      194
     8,366  Ultimate Software Group, Inc.*                                                                 316
                                                                                                    ----------
                                                                                                         6,599
                                                                                                    ----------
            COMMUNICATIONS EQUIPMENT (1.1%)
   107,100  ADC Telecommunications, Inc.*                                                                1,686
    90,454  Arris Group, Inc.*                                                                             847
     1,900  Aruba Networks, Inc.*                                                                           12
     2,600  Blue Coat Systems, Inc.*                                                                        47
   256,600  Cisco Systems, Inc.*                                                                         6,856
       400  Clearwire Corp.*                                                                                 6
     1,200  CommScope, Inc.*                                                                                66
   206,600  Corning, Inc.                                                                                5,648
     2,500  Dycom Industries, Inc.*                                                                         43
    10,300  Echelon Corp.*(a)                                                                              152
    69,900  Foundry Networks, Inc.*                                                                        951
    51,400  Harris Corp.                                                                                 3,381
     3,700  Infinera Corp.*                                                                                 53
     9,700  Ixia*                                                                                           78
    11,500  JDS Uniphase Corp.*                                                                            142
    42,500  Juniper Networks, Inc.*                                                                      1,170
     3,900  Motorola, Inc.                                                                                  36
     1,200  Netgear, Inc.*                                                                                  23
     9,400  Network Equipment Technologies, Inc.*                                                           46
     1,100  Neutral Tandem, Inc.*                                                                           21
     1,726  Nortel Networks Corp.                                                                           14
     9,400  Packeteer, Inc.*                                                                                67
     1,900  Plantronics, Inc.                                                                               46
     2,700  Polycom, Inc.*                                                                                  67
    51,000  QUALCOMM, Inc.                                                                               2,475
    89,900  Sonus Networks, Inc.*                                                                          386
    11,500  Sycamore Networks, Inc.*                                                                        39
    15,200  UTStarcom, Inc.*                                                                                73
     1,800  Viasat, Inc.*                                                                                   39
                                                                                                    ----------
                                                                                                        24,470
                                                                                                    ----------
            COMPUTER HARDWARE (1.5%)
    34,200  Apple, Inc.*                                                                                 6,455
     1,300  Data Domain, Inc.*                                                                              31

46

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
   270,600  Hewlett-Packard Co.                                                                     $   12,734
   105,180  International Business Machines Corp.                                                       13,614
     2,600  NCR Corp.*                                                                                      69
     3,600  Teradata Corp.*                                                                                 97
                                                                                                    ----------
                                                                                                        33,000
                                                                                                    ----------
            COMPUTER STORAGE & PERIPHERALS (0.3%)
     3,300  Emulex Corp.*                                                                                   46
     9,600  Hypercom Corp.*                                                                                 47
     9,000  Intermec, Inc.*                                                                                203
    12,200  Lexmark International, Inc. "A"*                                                               450
    22,741  Logitech International S.A.*                                                                   745
    10,939  Novatel Wireless, Inc.*                                                                        113
    92,900  Seagate Technology                                                                           1,990
     8,700  Synaptics, Inc.*                                                                               372
    97,053  Western Digital Corp.*                                                                       3,642
                                                                                                    ----------
                                                                                                         7,608
                                                                                                    ----------
            DATA PROCESSING & OUTSOURCED SERVICES (0.0%)
     1,800  CSG Systems International, Inc.*                                                                24
     4,900  Global Cash Access Holdings, Inc.*                                                              35
     1,700  Metavante Technologies, Inc.*                                                                   43
     2,300  VeriFone Holdings, Inc.*                                                                        34
     2,000  Western Union Co.                                                                               47
     1,400  Wright Express Corp.*                                                                           45
                                                                                                    ----------
                                                                                                           228
                                                                                                    ----------
            ELECTRONIC EQUIPMENT MANUFACTURERS (0.1%)
     9,300  Acacia Research Corp.*                                                                          51
     1,900  Agilent Technologies, Inc.*                                                                     71
     2,400  Amphenol Corp. "A"                                                                             112
    20,700  Cogent, Inc.*                                                                                  248
    44,600  FLIR Systems, Inc.*                                                                          1,758
     6,900  Franklin Electric Co., Inc.                                                                    279
     1,100  Itron, Inc.*                                                                                   107
     9,800  L-1 Identity Solutions, Inc.*                                                                  155
     3,692  MTS Systems Corp.                                                                              140
     1,000  National Instruments Corp.                                                                      32
     1,700  Rofin-Sinar Technologies, Inc.*                                                                 60
     3,100  Rogers Corp.*                                                                                  122
                                                                                                    ----------
                                                                                                         3,135
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            ELECTRONIC MANUFACTURING SERVICES (0.0%)
     2,100  Benchmark Electronics, Inc.*                                                            $       38
     2,100  Plexus Corp.*                                                                                   59
    15,600  Smart Modular Technologies, Inc.*                                                               84
    15,800  Tyco Electronics Ltd.                                                                          634
                                                                                                    ----------
                                                                                                           815
                                                                                                    ----------
            HOME ENTERTAINMENT SOFTWARE (0.1%)
    39,300  Activision, Inc.*                                                                            1,326
    13,000  Electronic Arts, Inc.*                                                                         653
    13,000  Take-Two Interactive Software, Inc.*                                                           352
     2,600  THQ, Inc.*                                                                                      56
                                                                                                    ----------
                                                                                                         2,387
                                                                                                    ----------
            INTERNET SOFTWARE & SERVICES (0.5%)
    42,900  Art Technology Group, Inc.*                                                                    161
     4,000  Bankrate, Inc.*                                                                                202
    11,103  Chordiant Software, Inc.*                                                                       71
    14,400  CNET Networks, Inc.*                                                                           165
     1,500  comScore, Inc.*                                                                                 37
     1,500  Digital River, Inc.*                                                                            60
    10,600  Google, Inc. "A"*                                                                            6,210
    14,800  Internap Network Services Corp.*                                                                78
    11,400  Interwoven, Inc.*                                                                              153
     3,000  J2 Global Communications, Inc.*                                                                 80
    13,000  LivePerson, Inc.*                                                                               42
       100  MercadoLibre, Inc.*                                                                              5
    12,400  NIC, Inc.                                                                                      101
     1,300  Omniture, Inc.*                                                                                 32
     9,800  Perficient, Inc.*                                                                              104
    16,800  Sohu.com, Inc.*                                                                              1,470
     5,290  SonicWALL, Inc.*                                                                                42
    15,100  Terremark Worldwide, Inc.*                                                                      95
     3,500  ValueClick, Inc.*                                                                               70
    11,600  VistaPrint Ltd.*                                                                               363
    24,300  Yahoo!, Inc.*                                                                                  650
                                                                                                    ----------
                                                                                                        10,191
                                                                                                    ----------
            IT CONSULTING & OTHER SERVICES (0.1%)
    11,600  Accenture Ltd. "A"                                                                             474
     2,400  Acxiom Corp.                                                                                    35
    16,000  Lionbridge Technologies, Inc.*                                                                  39

48

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    35,900  MPS Group, Inc.*                                                                        $      412
     2,700  SAIC, Inc.*                                                                                     54
    11,152  Sykes Enterprises, Inc.*                                                                       231
     6,700  Unisys Corp.*                                                                                   34
                                                                                                    ----------
                                                                                                         1,279
                                                                                                    ----------
            SEMICONDUCTOR EQUIPMENT (0.2%)
    12,145  Advanced Energy Industries, Inc.*                                                              193
    66,600  Applied Materials, Inc.                                                                      1,319
    14,000  Asyst Technologies, Inc.*                                                                       50
    17,200  Brooks Automation, Inc.*                                                                       175
     6,527  Cabot Microelectronics Corp.*                                                                  242
    13,000  Cymer, Inc.*                                                                                   402
    45,300  Entegris, Inc.*                                                                                348
     1,700  FormFactor, Inc.*                                                                               37
    22,900  KLA-Tencor Corp.                                                                             1,056
    16,653  Kulicke & Soffa Industries, Inc.*                                                              118
    20,200  LTX Corp.*                                                                                      60
    13,400  Mattson Technology, Inc.*                                                                       67
    17,700  MEMC Electronic Materials, Inc.*                                                             1,215
     1,600  MKS Instruments, Inc.*                                                                          38
     3,300  Teradyne, Inc.*                                                                                 45
     1,800  Tessera Technologies, Inc.*                                                                     38
                                                                                                    ----------
                                                                                                         5,403
                                                                                                    ----------
            SEMICONDUCTORS (1.1%)
    11,900  Advanced Analogic Technologies, Inc.*                                                           83
    10,000  Advanced Micro Devices, Inc.*                                                                   69
    67,500  Amkor Technology, Inc.*                                                                        719
    19,400  ANADIGICS, Inc.*                                                                               240
    64,300  Analog Devices, Inc.                                                                         2,258
     2,100  Atheros Communications, Inc.*                                                                   70
     8,700  Atmel Corp.*                                                                                    39
    15,200  Broadcom Corp. "A"*                                                                            436
     1,600  Cavium Networks, Inc.*                                                                          42
    15,300  Cirrus Logic, Inc.*                                                                            100
     3,400  Cree, Inc.*                                                                                     86
    39,700  Cypress Semiconductor Corp.*                                                                 1,107
     7,900  Diodes, Inc.*                                                                                  223
     5,100  Hitte Microwave Corp.*                                                                         204
   333,600  Intel Corp.                                                                                  7,733
     2,400  Intersil Corp. "A"                                                                              67

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    16,000  Micrel, Inc.                                                                            $      154
    37,600  Microchip Technology, Inc.                                                                   1,385
    16,300  Microtune, Inc.*                                                                                68
    13,800  MIPS Technologies, Inc.*                                                                        53
     8,575  Monolithic Power Systems, Inc.*                                                                208
    33,100  NVIDIA Corp.*                                                                                  818
     5,200  OmniVision Technologies, Inc.*                                                                  84
   182,900  ON Semiconductor Corp.*                                                                      1,809
   120,700  PMC-Sierra, Inc.*                                                                            1,027
     6,100  Rambus, Inc.*                                                                                  126
    55,100  RF Micro Devices, Inc.*                                                                        220
     2,000  Semtech Corp.*                                                                                  35
     9,600  Sigma Designs, Inc.*                                                                           178
    21,800  Silicon Image, Inc.*                                                                           153
     2,000  SiRF Technology Holdings, Inc.*                                                                 14
   131,500  Texas Instruments, Inc.                                                                      4,271
    11,400  Trident Microsystems, Inc.*                                                                     53
    46,400  Zoran Corp.*                                                                                   679
                                                                                                    ----------
                                                                                                        24,811
                                                                                                    ----------
            SYSTEMS SOFTWARE (1.6%)
    94,640  BMC Software, Inc.*                                                                          3,795
    13,900  CA, Inc.                                                                                       369
    10,900  CommVault Systems, Inc.*                                                                       191
    10,000  FalconStor Software, Inc.*                                                                      89
     3,000  MICROS Systems, Inc.*                                                                           99
   837,300  Microsoft Corp.                                                                             23,712
   276,400  Oracle Corp.*                                                                                6,313
     1,400  Progress Software Corp.*                                                                        44
     6,100  Quality Systems, Inc.                                                                          201
     2,300  Sybase, Inc.*                                                                                   74
     2,400  VASCO Data Security International, Inc.*                                                        31
       700  VMware, Inc. "A"*                                                                               48
    20,200  Wind River Systems, Inc.*                                                                      218
                                                                                                    ----------
                                                                                                        35,184
                                                                                                    ----------
            TECHNOLOGY DISTRIBUTORS (0.0%)
       900  Anixter International, Inc.*                                                                    59
     3,900  Avnet, Inc.*                                                                                   115
                                                                                                    ----------
                                                                                                           174
                                                                                                    ----------
            Total Information Technology                                                               155,284
                                                                                                    ----------

50

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            MATERIALS (2.5%)
            ----------------
            ALUMINUM (0.0%)
    11,700  Alcoa, Inc.                                                                             $      475
       600  Century Aluminum Co.*                                                                           44
                                                                                                    ----------
                                                                                                           519
                                                                                                    ----------
            COMMODITY CHEMICALS (0.1%)
    42,900  Celanese Corp. "A"                                                                           2,089
       900  Koppers Holdings, Inc.                                                                          39
                                                                                                    ----------
                                                                                                         2,128
                                                                                                    ----------
            CONSTRUCTION MATERIALS (0.0%)
       100  Eagle Materials, Inc.                                                                            4
       800  Martin Marietta Materials, Inc.                                                                 93
     5,500  Texas Industries, Inc.                                                                         401
                                                                                                    ----------
                                                                                                           498
                                                                                                    ----------
            DIVERSIFIED CHEMICALS (0.3%)
    51,200  Dow Chemical Co.                                                                             2,068
    25,600  Eastman Chemical Co.                                                                         1,961
     9,000  FMC Corp.                                                                                      666
    32,100  Hercules, Inc.                                                                                 662
     1,900  Huntsman Corp.                                                                                  42
     5,266  LSB Industries, Inc.*                                                                           96
    20,400  PPG Industries, Inc.                                                                         1,286
                                                                                                    ----------
                                                                                                         6,781
                                                                                                    ----------
            DIVERSIFIED METALS & MINING (0.2%)
    30,100  Freeport-McMoRan Copper & Gold, Inc.                                                         3,483
                                                                                                    ----------

            FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
    29,000  CF Industries Holdings, Inc.                                                                 3,970
     5,700  Monsanto Co.                                                                                   726
    21,900  Mosaic Co.*                                                                                  2,745
    66,500  Terra Industries, Inc.                                                                       2,901
                                                                                                    ----------
                                                                                                        10,342
                                                                                                    ----------
            INDUSTRIAL GASES (0.3%)
    20,200  Air Products & Chemicals, Inc.                                                               2,059
     7,300  Airgas, Inc.                                                                                   432
    35,700  Praxair, Inc.                                                                                3,393
                                                                                                    ----------
                                                                                                         5,884
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            METAL & GLASS CONTAINERS (0.2%)
     2,500  AptarGroup, Inc.                                                                        $      112
    10,100  Ball Corp.                                                                                     548
    55,800  Crown Holdings, Inc.*                                                                        1,610
    48,900  Owens-Illinois, Inc.*                                                                        2,798
       500  Silgan Holdings, Inc.                                                                           29
                                                                                                    ----------
                                                                                                         5,097
                                                                                                    ----------
            PAPER PACKAGING (0.0%)
     6,000  Boise, Inc.*                                                                                    25
    11,200  Graphic Packaging Holding Co.*                                                                  34
     7,000  Packaging Corp. of America                                                                     182
     3,000  Sealed Air Corp.                                                                                73
                                                                                                    ----------
                                                                                                           314
                                                                                                    ----------
            PAPER PRODUCTS (0.0%)
     6,300  Glatfelter                                                                                      98
                                                                                                    ----------

            SPECIALTY CHEMICALS (0.1%)
     7,600  Cytec Industries, Inc.                                                                         480
    25,400  H.B. Fuller Co.                                                                                632
     7,316  Lubrizol Corp.                                                                                 411
    14,600  W.R. Grace & Co.*                                                                              395
     9,000  Zoltek Companies, Inc.*(a)                                                                     272
                                                                                                    ----------
                                                                                                         2,190
                                                                                                    ----------
            STEEL (0.8%)
   104,900  AK Steel Holding Corp.(a)                                                                    7,448
    37,987  Nucor Corp.                                                                                  2,841
     3,300  Reliance Steel & Aluminum Co.                                                                  224
    18,600  Schnitzer Steel Industries, Inc. "A"                                                         1,863
   153,200  Steel Dynamics, Inc.                                                                         5,531
                                                                                                    ----------
                                                                                                        17,907
                                                                                                    ----------
            Total Materials                                                                             55,241
                                                                                                    ----------

            TELECOMMUNICATION SERVICES (1.0%)
            ---------------------------------
            ALTERNATIVE CARRIERS (0.0%)
     3,100  Cogent Communications Group, Inc.*                                                              51
    10,300  iBasis, Inc.                                                                                    35
    10,000  Level 3 Communications, Inc.*                                                                   34

52

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     4,000  PAETEC Holding Corp.*                                                                   $       35
     2,100  Premiere Global Services, Inc.*                                                                 32
                                                                                                    ----------
                                                                                                           187
                                                                                                    ----------
            INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
   238,197  AT&T, Inc.                                                                                   9,504
     9,800  Embarq Corp.                                                                                   464
    12,169  Fairpoint Communications, Inc.                                                                 109
    13,000  NeuStar, Inc. "A"*                                                                             304
     3,100  NTELOS Holdings Corp.                                                                           87
    15,000  Qwest Communications International, Inc.                                                        73
   222,100  Verizon Communications, Inc.                                                                 8,544
   183,500  Windstream Corp.                                                                             2,448
                                                                                                    ----------
                                                                                                        21,533
                                                                                                    ----------
            WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    14,000  ICO Global Communications Holdings Ltd.*                                                        63
     1,800  Rural Celluar Corp.*                                                                            81
     2,700  Starent Networks Corp.*                                                                         47
     4,100  Syniverse Holdings, Inc.*                                                                       88
    23,000  Telephone & Data Systems, Inc.                                                               1,096
       400  United States Cellular Corp.*                                                                   25
                                                                                                    ----------
                                                                                                         1,400
                                                                                                    ----------
            Total Telecommunication Services                                                            23,120
                                                                                                    ----------

            UTILITIES (1.4%)
            ----------------
            ELECTRIC UTILITIES (0.7%)
     5,200  Cleco Corp.                                                                                    130
    62,400  DPL, Inc.                                                                                    1,773
    61,800  Duke Energy Corp.                                                                            1,142
    96,900  Edison International                                                                         5,158
     7,600  El Paso Electric Co.*                                                                          164
     3,000  Entergy Corp.                                                                                  362
     4,600  FirstEnergy Corp.                                                                              362
    26,400  FPL Group, Inc.                                                                              1,783
     1,200  ITC Holdings Corp.                                                                              65
    65,700  Pepco Holdings, Inc.                                                                         1,777
     5,000  PPL Corp.                                                                                      257
     5,000  Progress Energy, Inc.                                                                          214
    67,000  Reliant Energy, Inc.*                                                                        1,712

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    12,800  Sierra Pacific Resources                                                                $      174
     2,700  UniSource Energy Corp.                                                                          92
                                                                                                    ----------
                                                                                                        15,165
                                                                                                    ----------
            GAS UTILITIES (0.1%)
     9,800  National Fuel Gas Co.                                                                          591
    10,200  Nicor, Inc.                                                                                    417
    12,500  Northwest Natural Gas Co.                                                                      570
    36,300  UGI Corp.                                                                                      979
                                                                                                    ----------
                                                                                                         2,557
                                                                                                    ----------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
     1,500  Ormat Technologies, Inc.                                                                        75
                                                                                                    ----------

            MULTI-UTILITIES (0.6%)
     8,000  Avista Corp.                                                                                   170
       600  Black Hills Corp.                                                                               21
   108,680  Dominion Resources, Inc.                                                                     5,032
     6,200  Energy East Corp.                                                                              157
     1,800  MDU Resources Group, Inc.                                                                       59
    18,000  NSTAR                                                                                          604
    30,500  OGE Energy Corp.                                                                             1,023
    63,700  PG&E Corp.                                                                                   2,522
    60,610  Public Service Enterprise Group, Inc.                                                        2,683
     2,600  Puget Energy, Inc.                                                                              73
    19,400  Sempra Energy                                                                                1,121
    43,900  TECO Energy, Inc.                                                                              894
     5,300  Vectren Corp.                                                                                  156
                                                                                                    ----------
                                                                                                        14,515
                                                                                                    ----------
            WATER UTILITIES (0.0%)
     2,600  Aqua America, Inc.                                                                              44
                                                                                                    ----------
            Total Utilities                                                                             32,356
                                                                                                    ----------
            Total Common Stocks (cost: $849,034)                                                       899,881
                                                                                                    ----------
            PREFERRED SECURITIES (0.6%)

            CONSUMER STAPLES (0.1%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
    35,000  Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(c)                   2,809
                                                                                                    ----------

54

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            FINANCIALS (0.1%)
            -----------------
            LIFE & HEALTH INSURANCE (0.1%)
   130,000  Delphi Financial Group, Inc., 7.38%, perpetual                                          $    2,645
                                                                                                    ----------

            THRIFTS & MORTGAGE FINANCE (0.0%)
   160,000  IndyMac Bank, F.S.B., 8.50%*(c)                                                                170
    12,000  Washington Mutual Capital Trust, 5.38%,
              cumulative convertible, perpetual                                                            348
                                                                                                    ----------
                                                                                                           518
                                                                                                    ----------
            Total Financials                                                                             3,163
                                                                                                    ----------

            TELECOMMUNICATION SERVICES (0.1%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     2,500  Centaur Funding Corp., 9.08%(c)                                                              2,443
                                                                                                    ----------

            U.S. GOVERNMENT (0.3%)
   140,000  Fannie Mae, 8.25%, perpetual(b),(+)                                                          3,430
    80,000  Freddie Mac, 8.38%, perpetual(b),(+)                                                         2,012
                                                                                                    ----------
            Total U.S. Government                                                                        5,442
                                                                                                    ----------
            Total Preferred Securities (cost: $18,343)                                                  13,857
                                                                                                    ----------
            EXCHANGE-TRADED FUNDS (7.7%)

    89,400  iShares Russell 1000 Growth Index Fund                                                       5,306
    62,300  iShares Russell 1000 Index Fund(a)                                                           4,788
    12,700  iShares Russell 1000 Value Index Fund                                                          969
 1,155,125  SPDR Trust Series 1(a)                                                                     162,122
                                                                                                    ----------
            Total Exchange-Traded Funds (cost: $161,217)                                               173,185
                                                                                                    ----------
            Total U.S. Equity Securities (cost: $1,028,594)                                          1,086,923
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            INTERNATIONAL EQUITY SECURITIES (23.6%)

            COMMON STOCKS (22.6%)

            CONSUMER DISCRETIONARY (2.5%)
            -----------------------------
            ADVERTISING (0.0%)
     2,227  Publicis Groupe S.A.                                                                    $       88
    10,797  WPP Group plc                                                                                  131
                                                                                                    ----------
                                                                                                           219
                                                                                                    ----------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.0%)
    17,000  Onward Holdings Co. Ltd.                                                                       197
     5,671  Swatch Group Ltd.                                                                              297
                                                                                                    ----------
                                                                                                           494
                                                                                                    ----------
            APPAREL RETAIL (0.3%)
   269,200  Esprit Holdings Ltd.                                                                         3,146
    20,600  Fast Retailing Co.                                                                           1,782
    11,150  Hennes & Mauritz AB "B"                                                                        616
     2,500  Lululemon Athletica, Inc.*                                                                      80
    12,800  Shimamura Co. Ltd.                                                                           1,021
                                                                                                    ----------
                                                                                                         6,645
                                                                                                    ----------
            AUTO PARTS & EQUIPMENT (0.6%)
    17,500  Aisin Seiki Co. Ltd.                                                                           613
    67,200  Autoliv, Inc.                                                                                3,674
     5,100  Denso Corp.                                                                                    186
    44,200  Hyundai Mobis                                                                                3,939
    44,900  NOK Corp.                                                                                      797
    45,700  Tokai Rika Co. Ltd.                                                                          1,086
    38,200  Toyoda Gosei Co. Ltd.                                                                        1,232
    12,600  Toyota Boshoku Corp.                                                                           341
    17,700  Toyota Industries Corp.                                                                        626
                                                                                                    ----------
                                                                                                        12,494
                                                                                                    ----------
            AUTOMOBILE MANUFACTURERS (0.6%)
    10,074  Bayerische Motoren Werke AG                                                                    597
    24,194  Daimler AG                                                                                   1,841
    75,365  Fiat S.p.A.(a)                                                                               1,679
    20,100  Honda Motor Co. Ltd.                                                                           673
    36,405  Peugeot S.A. ADR(a)                                                                          2,266
    12,808  Renault S.A.(a)                                                                              1,315

56

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    73,300  Toyota Motor Corp.                                                                      $    3,734
     4,030  Volkswagen AG                                                                                  611
                                                                                                    ----------
                                                                                                        12,716
                                                                                                    ----------
            BROADCASTING & CABLE TV (0.0%)
     3,875  Modern Times Group "A"                                                                         270
                                                                                                    ----------

            CASINOS & GAMING (0.1%)
    42,728  OPAP S.A.                                                                                    1,675
    37,948  Tabcorp Holdings Ltd.                                                                          408
    58,182  Tatts Group Ltd.                                                                               146
                                                                                                    ----------
                                                                                                         2,229
                                                                                                    ----------
            CATALOG RETAIL (0.1%)
   223,423  Home Retail Group                                                                            1,037
                                                                                                    ----------

            COMPUTER & ELECTRONICS RETAIL (0.0%)
    21,200  Edion Corp.                                                                                    192
                                                                                                    ----------

            CONSUMER ELECTRONICS (0.5%)
    39,190  LG Electronics, Inc.                                                                         5,441
   204,000  Matsushita Electric Industrial Co. Ltd.                                                      4,644
                                                                                                    ----------
                                                                                                        10,085
                                                                                                    ----------
            DEPARTMENT STORES (0.1%)
    17,886  Arcandor AG*                                                                                   323
    24,800  Isetan Mitsukoshi Holdings Ltd.*                                                               298
   131,041  Marks & Spencer Group plc                                                                      987
     2,245  PPR                                                                                            293
                                                                                                    ----------
                                                                                                         1,901
                                                                                                    ----------
            DISTRIBUTORS (0.0%)
    25,660  Jardine Cycle & Carriage Ltd.                                                                  309
   247,067  Pacific Brands Ltd.                                                                            500
                                                                                                    ----------
                                                                                                           809
                                                                                                    ----------
            HOMEBUILDING (0.0%)
    28,045  Barratt Developments plc                                                                       101
    48,000  Sekisui House Ltd.                                                                             508
   124,486  Taylor Wimpey plc                                                                              210
                                                                                                    ----------
                                                                                                           819
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            HOTELS, RESORTS, & CRUISE LINES (0.0%)
       207  Kuoni Reisen Holding AG                                                                 $      110
   102,133  Thomas Cook Group plc                                                                          501
    81,995  TUI Travel plc                                                                                 397
                                                                                                    ----------
                                                                                                         1,008
                                                                                                    ----------
            HOUSEHOLD APPLIANCES (0.0%)
     8,400  Makita Corp.                                                                                   354
                                                                                                    ----------

            LEISURE PRODUCTS (0.0%)
     4,900  Sankyo Co.                                                                                     314
                                                                                                    ----------

            MOVIES & ENTERTAINMENT (0.1%)
    38,485  Vivendi S.A.(a)                                                                              1,617
                                                                                                    ----------

            PUBLISHING (0.1%)
    39,009  Daily Mail and General Trust                                                                   314
    15,300  Eniro AB                                                                                        86
     2,491  Lagardere SCA                                                                                  180
    24,909  Trinity Mirror plc                                                                             112
     8,912  United Business Media plc                                                                      109
    89,583  Yell Group plc                                                                                 224
                                                                                                    ----------
                                                                                                         1,025
                                                                                                    ----------
            TEXTILES (0.0%)
    78,000  Nisshinbo Industries, Inc.                                                                   1,009
                                                                                                    ----------

            TIRES & RUBBER (0.0%)
     6,368  Nokian Renkaat Oyj                                                                             327
                                                                                                    ----------
            Total Consumer Discretionary                                                                55,564
                                                                                                    ----------

            CONSUMER STAPLES (1.5%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
   548,000  Wilmar International Ltd.                                                                    2,238
                                                                                                    ----------
            BREWERS (0.1%)
     2,300  Carlsberg A/S(a)                                                                               241
     9,722  InBev N.V.                                                                                     750

58

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    93,000  Kirin Holdings Co. Ltd.                                                                 $    1,540
    10,720  SABMiller plc                                                                                  276
                                                                                                    ----------
                                                                                                         2,807
                                                                                                    ----------
            DISTILLERS & VINTNERS (0.0%)
    32,905  Diageo plc                                                                                     642
                                                                                                    ----------
            FOOD RETAIL (0.3%)
     6,600  Casino Guichard-Perrachon S.A.                                                                 836
    12,500  Circle K Sunkus Co.                                                                            203
    30,438  Koninklijke Ahold N.V.(a)                                                                      455
   147,080  Tesco plc                                                                                    1,207
   102,282  Woolworths Ltd.                                                                              2,710
                                                                                                    ----------
                                                                                                         5,411
                                                                                                    ----------
            HOUSEHOLD PRODUCTS (0.1%)
    46,272  Reckitt Benckiser plc                                                                        2,726
                                                                                                    ----------
            HYPERMARKETS & SUPER CENTERS (0.1%)
    35,000  Uny Co. Ltd.                                                                                   367
     2,758  Wesfarmers Ltd.                                                                                102
    71,880  Wesfarmers Ltd.                                                                              2,604
                                                                                                    ----------
                                                                                                         3,073
                                                                                                    ----------
            PACKAGED FOODS & MEAT (0.3%)
     5,275  East Asiatic Co. Ltd. A/S                                                                      393
   658,471  Goodman Fielder Ltd.                                                                         1,101
     7,044  Nestle S.A.                                                                                  3,464
    30,000  Nichirei Corp.                                                                                 139
     6,000  Nippon Meat Packers, Inc.                                                                       79
    47,339  Unilever plc                                                                                 1,567
    13,000  Yamazaki Baking Co. Ltd.                                                                       137
                                                                                                    ----------
                                                                                                         6,880
                                                                                                    ----------
            PERSONAL PRODUCTS (0.0%)
     6,000  Oriflame Cosmetics S.A.                                                                        426
                                                                                                    ----------
            SOFT DRINKS (0.1%)
    51,678  Coca-Cola Amatil Ltd.                                                                          400
    18,651  Coca-Cola Hellenic Bottling Co., S.A.                                                          848
                                                                                                    ----------
                                                                                                         1,248
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            TOBACCO (0.4%)
    43,320  British America Tobacco plc                                                             $    1,620
    66,200  Imperial Tobacco Group plc                                                                   2,655
    55,640  KT&G Corp.                                                                                   4,829
     8,200  Swedish Match                                                                                  175
                                                                                                    ----------
                                                                                                         9,279
                                                                                                    ----------
            Total Consumer Staples                                                                      34,730
                                                                                                    ----------

            ENERGY (2.7%)
            -------------
            COAL & CONSUMABLE FUELS (0.3%)
    43,800  Fording Canadian Coal Trust                                                                  3,471
 1,288,000  Yanzhou Coal Mining Co. Ltd. "H"                                                             2,806
                                                                                                    ----------
                                                                                                         6,277
                                                                                                    ----------
            INTEGRATED OIL & GAS (1.9%)
   427,265  BP plc(n)                                                                                    5,146
    93,497  ENI S.p.A.                                                                                   3,808
   153,700  OAO Gazprom ADR*                                                                             9,283
    13,467  OMV AG                                                                                       1,109
    38,700  Petroleo Brasileiro S.A. ADR                                                                 2,728
    65,723  Repsol YPF S.A.(a)                                                                           2,720
   134,626  Royal Dutch Shell plc "A"(n)                                                                 5,734
    91,722  Royal Dutch Shell plc "B"(n)                                                                 3,825
    33,400  Statoil ASA(a)                                                                               1,296
    69,229  Total S.A.(a)                                                                                6,041
                                                                                                    ----------
                                                                                                        41,690
                                                                                                    ----------
            OIL & GAS EQUIPMENT & SERVICES (0.1%)
    40,900  Petroleum Geo-Services ASA*                                                                  1,204
     4,600  TGS-NOPEC Geophysical Co.*                                                                      73
    14,403  Worley Parsons Ltd.                                                                            513
                                                                                                    ----------
                                                                                                         1,790
                                                                                                    ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.2%)
    57,700  Addax Petroleum Corp.                                                                        2,991
        75  INPEX Holdings, Inc.                                                                           946
                                                                                                    ----------
                                                                                                         3,937
                                                                                                    ----------
            OIL & GAS REFINING & MARKETING (0.2%)
    67,000  Cosmo Oil Co. Ltd.                                                                             266
     3,700  Idemitsu Kosan Co. Ltd.                                                                        397
    76,000  Nippon Oil Corp                                                                                549

60

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    29,900  Reliance Industries Ltd. GDR                                                            $    3,409
   213,000  Singapore Petroleum Co. Ltd.                                                                 1,079
                                                                                                    ----------
                                                                                                         5,700
                                                                                                    ----------
            OIL & GAS STORAGE & TRANSPORTATION (0.0%)
    10,680  Ship Finance International Ltd.                                                                328
                                                                                                    ----------
            Total Energy                                                                                59,722
                                                                                                    ----------

            FINANCIALS (5.4%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
    61,045  3i Group plc                                                                                 1,071
                                                                                                    ----------
            CONSUMER FINANCE (0.1%)
    13,820  Acom Co. Ltd.                                                                                  435
    16,900  Promise Co. Ltd.                                                                               540
    42,130  Takefuji Corp.(a)                                                                              799
                                                                                                    ----------
                                                                                                         1,774
                                                                                                    ----------
            DIVERSIFIED BANKS (3.2%)
    93,464  Allied Irish Banks plc                                                                       1,876
    21,341  Alpha Bank A.E.                                                                                732
   188,288  Banco Bilbao Vizcaya Argentaria S.A.                                                         4,198
   428,082  Banco Santander S.A.                                                                         8,918
   218,641  Barclays plc                                                                                 1,624
    32,314  BNP Paribas S.A.(a)                                                                          3,335
 2,244,000  China Construction Bank Corp. "H"                                                            1,998
   124,000  Chuo Mitsui Trust Holdings, Inc.                                                               882
    62,200  Commerzbank AG                                                                               2,196
     6,100  Commonwealth Bank of Australia                                                                 247
    31,144  Credit Agricole S.A.(a)                                                                        824
    50,900  Danske Bank A/S                                                                              1,746
    37,000  DBS Group Holdings Ltd.                                                                        530
    72,633  Dexia                                                                                        1,712
    52,800  DnB NOR ASA                                                                                    759
    14,900  Foreningssparbanken AB(a)                                                                      368
   254,300  Grupo Financiero Banorte S.A.                                                                1,235
   190,276  HBOS plc                                                                                     1,508
   206,129  HSBC Holdings plc                                                                            3,481
    18,614  Hypo Real Estate Holding AG ADR(a)                                                             615
 9,473,000  Industrial and Commercial Bank of China Ltd. "H"                                             7,077
    64,332  Intesa Sanpaolo                                                                                386

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
     5,148  KBC Groep N.V.(a)                                                                       $      635
   179,560  Korea Exchange Bank                                                                          2,676
   310,400  Lloyds TSB Group plc                                                                         2,361
    71,400  Mitsubishi UFJ Financial Group, Inc.                                                           730
       190  Mizuho Financial Group, Inc.                                                                   998
    28,971  National Australia Bank Ltd.                                                                   867
    31,664  National Bank of Greece S.A.                                                                 1,798
   669,000  Public Bank Berhad                                                                           2,375
    28,300  Royal Bank of Canada                                                                         1,447
   459,945  Royal Bank of Scotland Group plc                                                             2,082
    29,460  Skandinaviska Enskilda Banken "A"                                                              668
    16,380  Societe Generale(a)                                                                          1,702
     5,080  Standard Chartered plc                                                                         189
    36,400  State Bank of India Ltd. GDR                                                                 2,606
       131  Sumitomo Mitsui Financial Group, Inc.                                                        1,127
   436,596  UniCredito Italiano S.p.A.                                                                   3,051
     6,000  United Overseas Bank Ltd.                                                                       89
    40,172  Westpac Banking Corp.                                                                          893
                                                                                                    ----------
                                                                                                        72,541
                                                                                                    ----------
            DIVERSIFIED CAPITAL MARKETS (0.3%)
    15,823  Close Brothers Group plc                                                                       180
    48,105  Credit Suisse Group                                                                          2,451
    25,453  Deutsche Bank AG(a)                                                                          2,722
    63,984  Investec plc                                                                                   444
     4,411  UBS AG*                                                                                        106
                                                                                                    ----------
                                                                                                         5,903
                                                                                                    ----------
            INVESTMENT BANKING & BROKERAGE (0.0%)
     9,028  Macquarie Group Ltd.(a)                                                                        470
                                                                                                    ----------

            LIFE & HEALTH INSURANCE (0.3%)
    30,222  Aegon N.V.                                                                                     462
     5,490  CNP Assurances                                                                                 675
    22,867  Irish Life & Permanent plc                                                                     400
   728,075  Old Mutual plc                                                                               1,688
    49,500  Power Corp. of Canada(a)                                                                     1,674
    34,821  Prudential plc                                                                                 459
     3,781  Swiss Life Holding*                                                                          1,064
                                                                                                    ----------
                                                                                                         6,422
                                                                                                    ----------

62

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (0.5%)
    16,567  Allianz Holding AG                                                                      $    3,136
   112,290  Aviva plc                                                                                    1,403
    91,460  AXA S.A.                                                                                     3,231
     4,500  Fairfax Financial Holdings Ltd.                                                              1,239
   179,312  Mapfre S.A.                                                                                    971
     5,581  Zurich Financial Services AG                                                                 1,637
                                                                                                    ----------
                                                                                                        11,617
                                                                                                    ----------
            MULTI-SECTOR HOLDINGS (0.1%)
    19,587  IFI-Istituto Finanziario Industriale S.p.A.*                                                   551
    39,312  IFIL-Investments S.p.A                                                                         328
    33,400  Investor AB                                                                                    831
                                                                                                    ----------
                                                                                                         1,710
                                                                                                    ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
    45,002  Babcock & Brown Ltd.                                                                           536
    30,245  Challenger Financial Services Group Ltd.                                                        57
    58,297  Fortis(a)                                                                                    1,427
    80,624  ING Groep N.V.                                                                               3,078
       902  KBC Ancora                                                                                      90
    12,076  OKO Bank plc "A"                                                                               249
    27,320  Toronto-Dominion Bank                                                                        1,977
                                                                                                    ----------
                                                                                                         7,414
                                                                                                    ----------
            PROPERTY & CASUALTY INSURANCE (0.1%)
     8,950  Samsung Fire & Marine Insurance Co. Ltd.                                                     1,942
                                                                                                    ----------

            REGIONAL BANKS (0.0%)
    10,668  Bendigo Bank Ltd.                                                                              144
    17,000  Hachijuni Bank Ltd.                                                                            118
    34,000  Hokuhoku Financial Group, Inc.                                                                 105
     5,500  Popular, Inc.                                                                                   60
        44  Resona Holdings, Inc.                                                                           77
        44  Sapporo Hokuyo Holdings, Inc.                                                                  342
                                                                                                    ----------
                                                                                                           846
                                                                                                    ----------
            REINSURANCE (0.4%)
    35,700  Endurance Specialty Holdings Ltd.                                                            1,202
     2,307  Enstar Group Ltd.*                                                                             246
    16,692  Muenchener Rueckversicherungs-Gesellschaft AG                                                3,129

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    42,651  SCOR SE                                                                                 $    1,078
    27,883  Swiss Re                                                                                     2,166
                                                                                                    ----------
                                                                                                         7,821
                                                                                                    ----------
            SPECIALIZED FINANCE (0.0%)
     5,481  Deutsche Boerse AG                                                                             786
                                                                                                    ----------
            Total Financials                                                                           120,317
                                                                                                    ----------

            HEALTH CARE (1.1%)
            ------------------
            Biotechnology (0.1%)
    38,697  CSL Ltd.                                                                                     1,472
                                                                                                    ----------

            HEALTH CARE DISTRIBUTORS (0.0%)
    12,600  Suzuken Co. Ltd.                                                                               482
                                                                                                    ----------

            HEALTH CARE EQUIPMENT (0.0%)
     3,292  Orthofix International N.V.*                                                                   107
     3,000  Terumo Corp.                                                                                   150
                                                                                                    ----------
                                                                                                           257
                                                                                                    ----------
            HEALTH CARE SERVICES (0.0%)
     1,542  Fresenius Medical Care AG & Co. KGaA                                                            86
                                                                                                    ----------

            HEALTH CARE SUPPLIES (0.0%)
    10,594  Ansell Ltd.                                                                                    111
                                                                                                    ----------

            LIFE SCIENCES TOOLS & SERVICES (0.0%)
     1,554  Lonza Group AG                                                                                 215
                                                                                                    ----------

            PHARMACEUTICALS (1.0%)
    37,100  Astellas Pharma, Inc.                                                                        1,570
    84,577  AstraZeneca plc                                                                              3,694
   168,454  GlaxoSmithKline plc                                                                          3,716
    39,000  Mitsubishi Tanabe Pharma Corp.                                                                 507
    79,711  Novartis AG                                                                                  4,187
     6,650  Novo Nordisk A/S                                                                               433
    10,679  Roche Holdings AG                                                                            1,841
    48,772  Sanofi-Aventis S.A.(a)                                                                       3,635
    20,000  Shionogi & Co. Ltd.                                                                            403

64

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    85,000  Taisho Pharmaceutical Co. Ltd.                                                          $    1,591
    26,200  Teva Pharmaceutical Industries Ltd. ADR                                                      1,198
                                                                                                    ----------
                                                                                                        22,775
                                                                                                    ----------
            Total Health Care                                                                           25,398
                                                                                                    ----------

            INDUSTRIALS (2.3%)
            ------------------
            AEROSPACE & DEFENSE (0.1%)
    35,416  Bae Systems plc                                                                                318
    73,816  European Aeronautic Defense and Space Co. N.V.(a)                                            1,725
                                                                                                    ----------
                                                                                                         2,043
                                                                                                    ----------
            AIRLINES (0.1%)
    60,816  Deutsche Lufthansa AG                                                                        1,577
   151,000  Japan Airlines Corp.*                                                                          340
   262,153  Qantas Airways Ltd.                                                                            869
                                                                                                    ----------
                                                                                                         2,786
                                                                                                    ----------
            BUILDING PRODUCTS (0.1%)
    16,121  Compagnie De Saint Gobain                                                                    1,300
   148,000  Nippon Sheet Glass Co. Ltd.                                                                    667
   115,000  Sanwa Shutter Corp.                                                                            458
                                                                                                    ----------
                                                                                                         2,425
                                                                                                    ----------
            COMMERCIAL PRINTING (0.1%)
    10,000  Dai Nippon Printing Co. Ltd.                                                                   153
    31,663  De La Rue plc                                                                                  596
   184,000  Toppan Printing Co. Ltd.                                                                     2,119
                                                                                                    ----------
                                                                                                         2,868
                                                                                                    ----------
            CONSTRUCTION & ENGINEERING (0.2%)
    25,219  ACS Actividades de Construccion y Servicios S.A.                                             1,524
     1,665  Bilfinger Berger AG                                                                            154
    10,435  Bouygues S.A.                                                                                  852
   457,200  China Communications Construction Co. Ltd. "H"                                               1,005
     8,000  COMSYS Holdings Corp.                                                                           68
     7,500  FLSmidth & Co. A/S                                                                             900
    17,000  Kinden Corp.                                                                                   170
     9,098  YIT Oyj                                                                                        267
                                                                                                    ----------
                                                                                                         4,940
                                                                                                    ----------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.0%)
    12,400  Komatsu Ltd.                                                                                   393
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    11,583  Prysmian S.p.A.                                                                         $      307
     4,604  Schneider Electric S.A.                                                                        578
    52,600  Sumitomo Electric Industries Ltd.                                                              679
                                                                                                    ----------
                                                                                                         1,564
                                                                                                    ----------
            HEAVY ELECTRICAL EQUIPMENT (0.3%)
    86,645  ABB Ltd.*                                                                                    2,815
     1,676  Alstom RGPT                                                                                    422
   121,000  Mitsubishi Electric Corp.                                                                    1,369
    16,828  Vestas Wind Systems A/S*                                                                     2,317
                                                                                                    ----------
                                                                                                         6,923
                                                                                                    ----------
            HIGHWAYS & RAILTRACKS (0.1%)
    41,000  Hopewell Holdings Ltd.                                                                         174
   299,376  Macquarie Infrastructure Group                                                                 858
                                                                                                    ----------
                                                                                                         1,032
                                                                                                    ----------
            HUMAN RESOURCES & EMPLOYMENT SERVICES (0.0%)
   230,056  Hays plc                                                                                       467
                                                                                                    ----------

            INDUSTRIAL CONGLOMERATES (0.3%)
     5,068  Cookson Group plc                                                                               73
    39,000  Hutchison Whampoa Ltd.                                                                         422
    25,714  Koninklijke Philips Electronics N.V.                                                           987
   167,500  Murray & Roberts Holdings Ltd.                                                               1,937
     7,949  Siemens AG                                                                                     902
     7,996  Wendel                                                                                       1,138
                                                                                                    ----------
                                                                                                         5,459
                                                                                                    ----------
            INDUSTRIAL MACHINERY (0.3%)
     7,325  Alfa Laval AB                                                                                  513
    40,000  Atlas Copco AB                                                                                 708
    43,361  Charter plc                                                                                    779
    29,000  Komori Corp.                                                                                   568
    16,224  Kone Oyj "B"                                                                                   657
    20,254  Konecranes Oyj                                                                                 928
     7,777  MAN AG                                                                                       1,213
     1,348  Sulzer AG                                                                                      181
    25,859  Trelleborg AB                                                                                  483
                                                                                                    ----------
                                                                                                         6,030
                                                                                                    ----------

66

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            MARINE (0.2%)
    58,000  Kawasaki Kisen Kaish Ltd.                                                               $      641
    54,000  Mitsui O.S.K. Lines Ltd.                                                                       815
    80,000  Neptune Orient Lines Ltd.                                                                      238
   206,000  Nippon Yusen Kabushiki Kaisha                                                                2,095
   111,000  Orient Overseas International Ltd.                                                             748
                                                                                                    ----------
                                                                                                         4,537
                                                                                                    ----------
            MARINE PORTS & SERVICES (0.0%)
    48,000  Kamigumi Co. Ltd.                                                                              381
                                                                                                    ----------

            RAILROADS (0.1%)
       227  Central Japan Railway Co.                                                                    2,218
         8  East Japan Railway Co.                                                                          62
                                                                                                    ----------
                                                                                                         2,280
                                                                                                    ----------
            TRADING COMPANIES & DISTRIBUTORS (0.3%)
   113,000  Itochu Corp.                                                                                 1,308
   123,000  Marubeni Corp.                                                                               1,097
    56,900  Mitsubishi Corp.                                                                             1,965
    51,000  Mitsui & Co. Ltd.                                                                            1,250
   100,400  Sumitomo Corp.                                                                               1,483
                                                                                                    ----------
                                                                                                         7,103
                                                                                                    ----------
            TRUCKING (0.0%)
    52,000  Seino Holdings Co. Ltd.                                                                        309
                                                                                                    ----------
            Total Industrials                                                                           51,540
                                                                                                    ----------

            INFORMATION TECHNOLOGY (1.0%)
            -----------------------------
            APPLICATION SOFTWARE (0.0%)
     5,477  SAP AG*(a)                                                                                     303
    46,966  The Sage Group plc                                                                             209
                                                                                                    ----------
                                                                                                           512
                                                                                                    ----------
            COMMUNICATIONS EQUIPMENT (0.2%)
   152,585  Nokia Oyj                                                                                    4,399
                                                                                                    ----------

            COMPUTER HARDWARE (0.1%)
   163,000  Fujitsu Ltd.                                                                                 1,321
     4,962  Wincor Nixdorf AG                                                                              394
                                                                                                    ----------
                                                                                                         1,715
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------

            COMPUTER STORAGE & PERIPHERALS (0.0%)
    13,100  Mitsumi Electric Co. Ltd.                                                               $      380
                                                                                                    ----------
            DATA PROCESSING & OUTSOURCED SERVICES (0.0%)
    69,936  Computershare Ltd.                                                                             638
                                                                                                    ----------

            ELECTRONIC EQUIPMENT MANUFACTURERS (0.3%)
    16,000  Hitachi Ltd.                                                                                   115
   140,650  LG Philips LCD Co. Ltd.                                                                      6,213
    23,000  Nippon Electric Glass Co. Ltd.                                                                 447
    15,200  Omron Corp.                                                                                    329
     9,000  Yaskawa Electric Corp.                                                                         103
                                                                                                    ----------
                                                                                                         7,207
                                                                                                    ----------
            HOME ENTERTAINMENT SOFTWARE (0.2%)
     4,600  Konami Corp.                                                                                   168
     6,100  Nintendo Co. Ltd.                                                                            3,356
                                                                                                    ----------
                                                                                                         3,524
                                                                                                    ----------
            INTERNET SOFTWARE & SERVICES (0.0%)
    35,400  Tencent Holdings Ltd.                                                                          298
                                                                                                    ----------

            IT CONSULTING & OTHER SERVICES (0.1%)
    10,779  Cap Gemini S.A.                                                                                731
        92  NTT Data Corp.                                                                                 381
                                                                                                    ----------
                                                                                                         1,112
                                                                                                    ----------
            OFFICE ELECTRONICS (0.1%)
    15,800  Canon, Inc.                                                                                    853
    73,000  Ricoh Co. Ltd.                                                                               1,344
                                                                                                    ----------
                                                                                                         2,197
                                                                                                    ----------
            SEMICONDUCTORS (0.0%)
     1,265  Samsung Electronics Co. Ltd.                                                                   910
                                                                                                    ----------

            TECHNOLOGY DISTRIBUTORS (0.0%)
    48,955  Premier Farnell plc                                                                            157
                                                                                                    ----------
            Total Information Technology                                                                23,049
                                                                                                    ----------

68

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            MATERIALS (3.5%)
            ----------------
            CONSTRUCTION MATERIALS (0.3%)
     3,027  HeidelbergCement AG                                                                     $      519
    16,189  Holcim Ltd.                                                                                  1,514
    14,838  Lafarge S.A.(a)                                                                              2,683
   350,000  Siam Makro Public Co. Ltd.                                                                   2,219
                                                                                                    ----------
                                                                                                         6,935
                                                                                                    ----------
            DIVERSIFIED CHEMICALS (0.3%)
    20,144  BASF AG                                                                                      3,020
    30,925  Bayer AG                                                                                     2,742
   160,000  Mitsubishi Gas Chemical Co., Inc.                                                            1,201
                                                                                                    ----------
                                                                                                         6,963
                                                                                                    ----------
            DIVERSIFIED METALS & MINING (1.3%)
    28,993  Anglo American Capital plc                                                                   1,964
   111,468  BHP Billiton Ltd.                                                                            4,634
    77,631  BHP Billiton plc(n)                                                                          2,943
    33,650  Boliden AB                                                                                     380
   172,800  Companhia Vale do Rio Doce ADR                                                               6,874
     5,842  Eurasian Natural Resources Corp. plc*                                                          169
   486,900  Grupo Mexico S.A.B. de C.V. "B"                                                              3,647
    24,095  Kazakhmys plc                                                                                  807
    15,769  Rio Tinto Ltd.(a)                                                                            2,080
    28,146  Rio Tinto plc                                                                                3,376
    78,000  Sumitomo Metal Mining Co. Ltd.                                                               1,309
     1,955  Vedanta Resources plc                                                                           97
    16,820  Xstrata plc                                                                                  1,329
                                                                                                    ----------
                                                                                                        29,609
                                                                                                    ----------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
    11,664  Incitec Pivot Ltd.(a)                                                                        1,940
   207,102  Israel Chemicals Ltd. (ICL)                                                                  4,746
     2,316  K+S AG                                                                                       1,086
     3,310  Syngenta AG                                                                                  1,008
    26,300  Yara International ASA                                                                       1,994
                                                                                                    ----------
                                                                                                        10,774
                                                                                                    ----------
            FOREST PRODUCTS (0.0%)
    27,879  Sonae Industria SGPS S.A.                                                                      163
                                                                                                    ----------

            PAPER PRODUCTS (0.0%)
    55,327  Mondi plc                                                                                      394
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            SPECIALTY CHEMICALS (0.2%)
     4,882  Ciba Holding AG                                                                         $      161
   123,000  Dainippon Ink and Chemicals, Inc.                                                              399
    40,318  Koninklijke DSM N.V.                                                                         2,472
                                                                                                    ----------
                                                                                                         3,032
                                                                                                    ----------
            STEEL (0.9%)
    31,039  ArcelorMittal ADR(a)                                                                         3,075
    42,000  ArcelorMittal South Africa Ltd.                                                              1,380
   653,338  Eregli Demir ve Celik Fabrikalari TAS                                                        4,181
     7,300  Gerdau S.A.                                                                                    298
    43,000  Gerdau S.A. ADR                                                                              2,148
    85,900  Kumba Iron Ore Ltd.                                                                          3,838
    55,000  Nisshin Steel Co.                                                                              213
    45,231  Onesteel Ltd.                                                                                  312
     3,806  Salzgitter AG                                                                                  748
    21,091  ThyssenKrupp AG                                                                              1,425
    17,767  voestalpine AG                                                                               1,481
    10,500  Yamato Kogyo Co.                                                                               526
                                                                                                    ----------
                                                                                                        19,625
                                                                                                    ----------
            Total Materials                                                                             77,495
                                                                                                    ----------

            TELECOMMUNICATION SERVICES (1.7%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
    20,305  Belgacom S.A.                                                                                  956
   266,686  BT Group plc                                                                                 1,173
    22,439  Deutsche Telekom AG                                                                            376
    84,574  France Telecom S.A.(a)                                                                       2,566
    13,264  Koninklijke (Royal) KPN N.V.                                                                   241
       274  Nippon Telegraph & Telephone Corp.                                                           1,331
   111,000  PCCW Ltd.                                                                                       70
   130,396  Portugal Telecom SGPS S.A.                                                                   1,594
    84,000  Singapore Telecommunications Ltd.                                                              235
    49,300  Telecom Argentina S.A. ADR "B"*                                                                915
   965,228  Telecom Italia S.p.A.                                                                        1,709
   277,493  Telefonica S.A.                                                                              7,965
    53,700  Telefonos de Mexico S.A. de C.V. ADR "L"(a)                                                  2,214
    31,000  Teliasonera AB                                                                                 282
   170,100  Telstra Corp. Ltd.                                                                             772
                                                                                                    ----------
                                                                                                        22,399
                                                                                                    ----------

70

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.7%)
       195  KDDI Corp.                                                                              $    1,352
     1,200  Millicom International Cellular S.A.                                                           140
    49,400  Mobile TeleSystems ADR                                                                       4,327
       517  NTT DoCoMo, Inc.                                                                               824
    42,000  Philippine Long Distance Telephone Co.                                                       2,500
    35,000  SoftBank Corp.                                                                                 618
 2,082,313  Vodafone Group plc                                                                           6,693
                                                                                                    ----------
                                                                                                        16,454
                                                                                                    ----------
            Total Telecommunication Services                                                            38,853
                                                                                                    ----------

            UTILITIES (0.9%)
            ----------------
            ELECTRIC UTILITIES (0.5%)
    24,034  E.ON AG                                                                                      5,114
    48,058  EDP-Energias de Portugal                                                                       303
   177,625  Enel S.p.A.                                                                                  1,996
   380,500  Hong Kong Electric Holdings Ltd.                                                             2,296
    27,161  Iberdrola S.A.                                                                                 392
    15,085  Scottish & Southern Energy plc                                                                 440
    13,400  Tokyo Electric Power Co., Inc.                                                                 327
    24,673  Union Fenosa S.A.                                                                            1,605
                                                                                                    ----------
                                                                                                        12,473
                                                                                                    ----------
            GAS UTILITIES (0.1%)
    10,004  Gaz de France S.A.(a)                                                                          681
   178,000  Osaka Gas Co. Ltd.                                                                             647
                                                                                                    ----------
                                                                                                         1,328
                                                                                                    ----------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    55,014  Iberdrola Renewables S.A.*                                                                     395
                                                                                                    ----------
            MULTI-UTILITIES (0.3%)
    35,286  AGL Energy Ltd.                                                                                486
   385,938  Centrica plc                                                                                 2,246
   136,983  National Grid plc                                                                            2,024
     5,760  RWE AG                                                                                         745
     9,488  Suez S.A.(a)                                                                                   707
                                                                                                    ----------
                                                                                                         6,208
                                                                                                    ----------
            Total Utilities                                                                             20,404
                                                                                                    ----------
            Total Common Stocks (cost: $497,187)                                                       507,072
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL
    AMOUNT                                                                                              MARKET
   $(000)/                                                                                               VALUE
    SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            PREFERRED SECURITIES (1.0%)

            FINANCIALS (1.0%)
            -----------------
            DIVERSIFIED BANKS (0.6%)
   172,000  Banco Itau Holding Financeira S.A.                                                      $    5,336
    61,500  Banco Itau Holding Financeira S.A. ADR                                                       1,889
    45,800  Uniao De Bancos Brasileiros S.A. (Unibanco) GDR                                              7,185
                                                                                                    ----------
                                                                                                        14,410
                                                                                                    ----------
            MULTI-LINE INSURANCE (0.0%)
    80,625  Unipol Gruppo Finanziario S.p.A.(a)                                                            183
                                                                                                    ----------

            PROPERTY & CASUALTY INSURANCE (0.2%)
    20,000  Axis Capital Holdings Ltd., 7.50%, perpetual                                                 1,883
    $2,000  White Mountains Re Group, 7.51%, perpetual(c)                                                1,517
                                                                                                    ----------
                                                                                                         3,400
                                                                                                    ----------
            REINSURANCE (0.2%)
     3,000  Ram Holdings Ltd., 7.50%, non-cumulative, perpetual                                          1,876
    $3,000  Swiss Re Capital I LP, 6.85%, perpetual(c)                                                   2,747
                                                                                                    ----------
                                                                                                         4,623
                                                                                                    ----------
            Total Financials                                                                            22,616
                                                                                                    ----------
            Total Preferred Securities (cost: $22,744)                                                  22,616
                                                                                                    ----------

    NUMBER
 OF SHARES
----------
            RIGHTS (0.0%)

            CONSUMER STAPLES (0.0%)
            -----------------------
            BREWERS (0.0%)
     4,250  Carlsberg A/S*(a)                                                                               85
                                                                                                    ----------
            FINANCIALS (0.0)%
            -----------------
            DIVERSIFIED CAPITAL MARKETS (0.0%)
     4,411  UBS AG*                                                                                          6
                                                                                                    ----------
            Total Rights (cost: $91)                                                                        91
                                                                                                    ----------
            Total International Equity Securities (cost: $520,022)                                     529,779
                                                                                                    ----------

72

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            PRECIOUS METALS AND MINERALS SECURITIES (2.8%)

            GOLD (2.2%)

            AFRICAN GOLD COMPANIES (0.1%)
   210,000  Gold Fields Ltd. ADR                                                                    $    2,715
                                                                                                    ----------
            AUSTRALIAN GOLD COMPANIES (0.3%)
 1,000,000  Lihir Gold Ltd.*                                                                             2,849
   100,000  Newcrest Mining Ltd.                                                                         3,043
                                                                                                    ----------
                                                                                                         5,892
                                                                                                    ----------
            EUROPEAN GOLD COMPANIES (0.1%)
    60,000  Randgold Resources Ltd. ADR                                                                  2,544
                                                                                                    ----------

            NORTH AMERICAN GOLD COMPANIES (1.6%)
    40,000  Agnico-Eagle Mines Ltd.                                                                      2,828
    70,000  Barrick Gold Corp.                                                                           2,820
   420,000  Eldorado Gold Corp.*                                                                         3,398
   400,000  Gammon Gold, Inc.*(a)                                                                        4,092
    70,000  Goldcorp, Inc.                                                                               2,810
   500,000  IAMGOLD Corp.                                                                                2,955
   140,000  Kinross Gold Corp.                                                                           2,796
    83,500  Newmont Mining Corp.                                                                         3,969
   480,000  Red Back Mining, Inc.*                                                                       3,826
   103,400  Royal Gold, Inc.                                                                             3,178
   230,000  Yamana Gold, Inc.                                                                            3,514
                                                                                                    ----------
                                                                                                        36,186
                                                                                                    ----------
            SOUTH AMERICAN GOLD COMPANIES (0.1%)
    40,000  Compania de Minas Buenaventura S.A. ADR                                                      2,632
                                                                                                    ----------
            Total Gold                                                                                  49,969
                                                                                                    ----------

            PLATINUM GROUP METALS (0.3%)

    19,000  Anglo Platinum Ltd.                                                                          3,308
    70,000  Impala Platinum Holdings Ltd.                                                                2,990
                                                                                                    ----------
            Total Platinum Group Metals                                                                  6,298
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            SILVER (0.3%)
    15,200  Coeur d'Alene Mines Corp.*                                                              $       47
   160,600  Hecla Mining Co.*(a)                                                                         1,449
    45,000  Pan American Silver Corp.*                                                                   1,492
   200,000  Silver Wheaton Corp.*                                                                        2,900
                                                                                                    ----------
            Total Silver                                                                                 5,888
                                                                                                    ----------
            Total Precious Metals and Minerals Securities (cost: $46,308)                               62,155
                                                                                                    ----------

            REAL ESTATE EQUITY SECURITIES (1.0%)

            REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
    82,000  Cheung Kong Holdings Ltd.                                                                    1,260
       700  Forestar Real Estate Group Inc.*                                                                18
    12,500  Grubb & Ellis Co.                                                                               72
   240,000  Hang Lung Properties Ltd.                                                                      913
       400  Jones Lang LaSalle, Inc.                                                                        28
       797  K.K. DaVinci Advisors*                                                                         590
    25,400  Leopalace21 Corp.                                                                              406
   721,000  New World Development Ltd.                                                                   1,811
     3,500  St. Joe Co.                                                                                    134
    86,000  Swire Pacific Ltd.                                                                             981
    22,000  Tokyu Land Corp.                                                                               158
    89,000  Wharf (Holdings) Ltd.                                                                          445
    75,000  Yanlord Land Group Ltd.                                                                        119
                                                                                                    ----------
                                                                                                         6,935
                                                                                                    ----------
            REITs - DIVERSIFIED (0.1%)
     2,000  Colonial Properties Trust                                                                       48
    11,600  Cousins Properties, Inc.                                                                       307
     1,800  Liberty Property Trust, Inc.                                                                    64
     5,700  PS Business Parks, Inc.                                                                        328
    20,925  Stockland                                                                                      126
     3,600  Vornado Realty Trust                                                                           352
    12,600  Washington REIT                                                                                424
                                                                                                    ----------
                                                                                                         1,649
                                                                                                    ----------
            REITs - INDUSTRIAL (0.1%)
     2,100  AMB Property Corp.                                                                             124
     6,900  EastGroup Properties, Inc.                                                                     328
    10,000  First Industrial Realty Trust, Inc.                                                            313

74

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
   340,511  ING Industrial Fund                                                                     $      649
   138,374  Macquarie Goodman Group                                                                        529
     8,200  ProLogis                                                                                       508
                                                                                                    ----------
                                                                                                         2,451
                                                                                                    ----------
            REITs - MORTGAGE (0.0%)
     9,800  Annaly Capital Management, Inc.                                                                174
     2,900  CapitalSource, Inc.                                                                             45
     2,000  Douglas Emmett, Inc.                                                                            49
     2,700  iStar Financial, Inc.                                                                           52
                                                                                                    ----------
                                                                                                           320
                                                                                                    ----------
            REITs - OFFICE (0.1%)
     5,700  Alexandria Real Estate Equities, Inc.                                                          594
     2,300  Boston Properties, Inc.                                                                        225
     1,700  Brandywine Realty Trust                                                                         32
     1,400  Corporate Office Properties Trust                                                               53
    14,600  Digital Realty Trust, Inc.                                                                     618
     3,000  Duke Realty Corp.                                                                               77
    11,900  Highwoods Properties, Inc.                                                                     428
     4,500  HRPT Properties Trust                                                                           35
       600  Kilroy Realty Corp.                                                                             33
     1,300  Mack-Cali Realty Corp.                                                                          50
     5,800  Maguire Properties, Inc.                                                                        91
     1,300  SL Green Realty Corp.                                                                          130
                                                                                                    ----------
                                                                                                         2,366
                                                                                                    ----------
            REITs - RESIDENTIAL (0.1%)
     1,800  Apartment Investment & Management Co. "A"                                                       71
     1,700  AvalonBay Communities, Inc.                                                                    172
     1,000  BRE Properties, Inc. "A"                                                                        49
     1,000  Camden Property Trust                                                                           49
     7,200  Equity LifeStyle Properties, Inc.                                                              358
     7,600  Equity Residential Properties Trust                                                            322
       400  Essex Property Trust, Inc.                                                                      48
     9,200  Home Properties, Inc.                                                                          471
     9,200  Mid-America Apartment Communities, Inc.                                                        515
     2,600  Post Properties, Inc.                                                                           92
     2,600  UDR, Inc.                                                                                       64
                                                                                                    ----------
                                                                                                         2,211
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                                                                                                        MARKET
    NUMBER                                                                                               VALUE
 OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            REITs - RETAIL (0.2%)
    10,894  Acadia Realty Trust                                                                     $      270
       700  Alexander's, Inc.*                                                                             242
     1,300  CBL & Associates Properties, Inc.                                                               34
     2,700  Developers Diversified Realty Corp.                                                            107
     1,200  Federal Realty Investment Trust                                                                 97
     4,800  General Growth Properties, Inc.                                                                199
    11,600  Glimcher Realty Trust                                                                          150
     3,800  Inland Real Estate Corp.                                                                        60
     4,600  Kimco Realty Corp.                                                                             181
     1,627  Klepierre                                                                                       96
    12,690  Land Securities Group plc                                                                      355
     1,600  Macerich Co.                                                                                   114
       900  Pennsylvania REIT                                                                               24
     4,038  Ramco-Gershenson Properties Trust                                                               90
     1,500  Regency Centers Corp.                                                                          100
     3,800  Saul Centers, Inc.                                                                             192
     7,500  Simon Property Group, Inc.                                                                     745
    11,200  Tanger Factory Outlet Centers, Inc.                                                            428
     1,000  Taubman Centers, Inc.                                                                           54
     1,500  Weingarten Realty Investors                                                                     52
                                                                                                    ----------
                                                                                                         3,590
                                                                                                    ----------
            REITs - SPECIALIZED (0.1%)
    15,200  FelCor Lodging Trust, Inc.                                                                     226
     5,000  HCP, Inc.                                                                                      171
     1,700  Health Care REIT, Inc.                                                                          82
     1,800  Hospitality Properties Trust                                                                    56
    11,900  Host Hotels & Resorts, Inc.                                                                    205
       500  National Health Investors, Inc.                                                                 15
    19,000  Nationwide Health Properties, Inc.                                                             648
    14,700  Omega Healthcare Investors, Inc.                                                               262
     3,700  Plum Creek Timber Co., Inc.                                                                    173
     1,200  Potlatch Corp.                                                                                  58
     2,700  Public Storage, Inc.                                                                           238
     1,500  Rayonier, Inc.                                                                                  71
     3,100  Ventas, Inc.                                                                                   148
                                                                                                    ----------
                                                                                                         2,353
                                                                                                    ----------
            Total Real Estate Equity Securities (cost: $22,435)                                         21,875
                                                                                                    ----------

76

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            BONDS (20.7%)

            CORPORATE OBLIGATIONS (9.2%)

            CONSUMER DISCRETIONARY (0.9%)
            -----------------------------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
    $1,000  Kellwood Co.(d)                                      7.88%          7/15/2009           $      945
     2,861  Kellwood Co.                                         7.63          10/15/2017                1,903
                                                                                                    ----------
                                                                                                         2,848
                                                                                                    ----------
            BROADCASTING & CABLE TV (0.4%)
     2,000  Charter Communications Operating, LLC(c),(d)         8.00           4/30/2012                1,970
     2,000  Cox Enterprises, Inc.(c),(d)                         7.38           6/15/2009                2,039
     3,350  Liberty Media Corp.(d)                               7.88           7/15/2009                3,422
     1,000  Liberty Media Corp.(d)                               5.70           5/15/2013                  920
                                                                                                    ----------
                                                                                                         8,351
                                                                                                    ----------
            CASINOS & GAMING (0.0%)
     1,000  Harrah's Operating Co., Inc.(d)                      5.63           6/01/2015                  585
                                                                                                    ----------
            HOMEBUILDING (0.1%)
     3,500  Centex Corp.(d)                                      7.50           1/15/2012                3,395
                                                                                                    ----------
            HOTELS, RESORTS, & CRUISE LINES (0.1%)
     2,000  Royal Caribbean Cruises Ltd.(d)                      7.25           6/15/2016                1,820
                                                                                                    ----------
            HOUSEHOLD APPLIANCES (0.1%)
     3,000  Stanley Works Capital Trust I(d)                     5.90          12/01/2045                2,452
                                                                                                    ----------
            HOUSEWARES & SPECIALTIES (0.1%)
     2,000  Newell Rubbermaid, Inc.(d)                           6.35           7/15/2028                2,001
                                                                                                    ----------
            Total Consumer Discretionary                                                                21,452
                                                                                                    ----------
            ENERGY (0.4%)
            -------------
            OIL & GAS EQUIPMENT & SERVICES (0.2%)
     3,616  Seacor Holdings, Inc.                                7.20           9/15/2009                3,727
                                                                                                    ----------
            OIL & GAS REFINING & MARKETING (0.0%)
       500  Ultramar Diamond Shamrock Corp.                      6.75          10/15/2037                  503
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            OIL & GAS STORAGE & TRANSPORTATION (0.2%)
   $ 2,500  Sabine Pass LNG, LP(d)                               7.25%         11/30/2013           $    2,331
     2,000  TEPPCO Partners, LP(d)                               7.00           6/01/2067                1,754
                                                                                                    ----------
                                                                                                         4,085
                                                                                                    ----------
            Total Energy                                                                                 8,315
                                                                                                    ----------
            FINANCIALS (5.5%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
     3,500  American Capital Strategies Ltd.                     6.85           8/01/2012                3,284
                                                                                                    ----------
            CONSUMER FINANCE (0.5%)
     1,500  Ford Motor Credit Co. LLC                            7.80           6/01/2012                1,328
     2,000  Ford Motor Credit Co. LLC                            7.00          10/01/2013                1,684
     2,500  General Motors Acceptance Corp.                      6.75          12/01/2014                1,938
     4,000  SLM Corp.(a)                                         3.12(e)        1/26/2009                3,916
     2,000  SLM Corp.(d)                                         5.66(e)        6/01/2009                1,960
                                                                                                    ----------
                                                                                                        10,826
                                                                                                    ----------
            DIVERSIFIED BANKS (0.2%)
     4,125  BayernLB Capital Trust I                             6.20                   -(f)             3,019
     1,000  Emigrant Bancorp, Inc.(c),(d)                        6.25           6/15/2014                1,068
       545  U.S. Central Credit Union                            2.70           9/30/2009                  531
                                                                                                    ----------
                                                                                                         4,618
                                                                                                    ----------
            LIFE & HEALTH INSURANCE (0.2%)
     2,000  Great-West Life & Annuity Insurance Co.(c)           7.15           5/16/2046                1,791
     2,000  Lincoln National Corp.                               7.00           5/17/2066                1,852
     2,000  StanCorp Financial Group, Inc.                       6.90           5/29/2067                1,646
                                                                                                    ----------
                                                                                                         5,289
                                                                                                    ----------
            MULTI-LINE INSURANCE (0.6%)
     1,000  AGFC Capital Trust I(c)                              6.00           1/15/2067                  796
     3,000  American International Group, Inc.(c)                8.18           5/15/2058                2,886
     2,000  Genworth Financial, Inc.                             6.15          11/15/2066                1,620
     2,000  Glen Meadow(c)                                       6.51           2/12/2067                1,800
     4,500  Oil Casualty Insurance Ltd.(c)                       8.00           9/15/2034                3,842
     3,000  Oil Insurance Ltd.(c)                                7.56                   -(f)             2,607
                                                                                                    ----------
                                                                                                        13,551
                                                                                                    ----------
            MULTI-SECTOR HOLDINGS (0.1%)
     2,000  Leucadia National Corp.                              8.65           1/15/2027                2,048
                                                                                                    ----------

78

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                             MARKET
    AMOUNT                                                     COUPON                                   VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
   $ 3,000  AgFirst Farm Credit Bank                             6.59%                  -(f)        $    2,174
                                                                                                    ----------
            PROPERTY & CASUALTY INSURANCE (1.2%)
     1,530  Assured Guaranty U.S. Holdings, Inc.                 7.00           6/01/2034                1,212
     2,000  Assured Guaranty U.S. Holdings, Inc.                 6.40          12/15/2066                1,435
     2,000  Fidelity National Title Group, Inc.                  7.30           8/15/2011                2,063
     1,500  Fidelity National Title Group, Inc.                  5.25           3/15/2013                1,443
     3,000  Fund American Companies, Inc.                        5.88           5/15/2013                2,896
     3,000  Liberty Mutual Group, Inc.(c)                        7.00           3/15/2037                2,557
     3,000  MBIA Insurance Co.(c)                               14.00           1/15/2033                2,643
     2,070  Ohio Casualty Corp.                                  7.30           6/15/2014                2,067
     3,500  Progressive Corp.                                    6.70           6/15/2037                3,096
     1,000  RLI Corp.                                            5.95           1/15/2014                  962
     3,000  Security Capital Assurance Ltd.*                     6.88                   -(f)               153
     3,000  Travelers Companies, Inc.                            6.25           3/15/2037                2,584
     4,000  XL Capital Ltd.                                      6.50                   -(f)             2,804
                                                                                                    ----------
                                                                                                        25,915
                                                                                                    ----------
            REGIONAL BANKS (1.4%)
    10,000  CBG Florida REIT Corp.(c),(d)                        7.11                   -(f)             3,354
     3,000  Cullen/Frost Bankers, Inc.(d)                        5.75           2/15/2017                3,023
     2,000  Fifth Third Capital Trust IV(d)                      6.50           4/15/2037                1,466
     2,000  First Republic Bank Corp.                            7.75           9/15/2012                2,115
     4,000  Fulton Capital Trust I                               6.29           2/01/2036                2,745
     3,600  Huntington Capital III                               6.65           5/15/2037                2,444
     3,000  National City Preferred Capital Trust I             12.00                   -(f)             3,094
     4,000  PNC Preferred Funding Trust(c)                       6.52                   -(f)             3,171
     3,000  Popular North America Capital Trust I                6.56           9/15/2034                2,022
     3,500  Regions Financing Trust II                           6.63           5/15/2047                2,527
     3,000  TCF National Bank                                    5.50           2/01/2016                3,046
     3,500  Webster Capital Trust IV                             7.65           6/15/2037                2,338
                                                                                                    ----------
                                                                                                        31,345
                                                                                                    ----------
            REITs - DIVERSIFIED (0.1%)
     2,000  Washington REIT                                      5.25           1/15/2014                1,770
                                                                                                    ----------
            REITs - RETAIL (0.2%)
     1,000  New Plan Excel Realty Trust                          7.40           9/15/2009                  856
     1,000  Rouse Co.(a)                                         8.00           4/30/2009                  998
     2,000  Rouse Co.                                            7.20           9/15/2012                1,861
     2,000  Rouse Co. LP(c)                                      6.75           5/01/2013                1,801
                                                                                                    ----------
                                                                                                         5,516
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            REITs - SPECIALIZED (0.0%)
    $1,000  Hospitality Properties Trust                         5.13%          2/15/2015           $      848
                                                                                                    ----------
            SPECIALIZED FINANCE (0.1%)
     3,000  Financial Security Assurance Holdings Ltd.(c)        6.40          12/15/2066                2,107
                                                                                                    ----------
            THRIFTS & MORTGAGE FINANCE (0.6%)
     1,000  Countrywide Financial Corp.                          4.50           6/15/2010                  900
     1,000  Countrywide Home Loan                                4.00           3/22/2011                  896
     2,185  Independence Community Bank Corp.                    3.50           6/20/2013                1,754
     3,000  Independence Community Bank Corp.                    3.75           4/01/2014                2,397
     1,250  Radian Group, Inc.                                   7.75           6/01/2011                1,056
     3,000  Roslyn Bancorp, Inc.                                 7.50          12/01/2008                3,052
     1,050  Sovereign Bank                                       4.38           8/01/2013                  877
     2,500  Washington Mutual Preferred Funding Trust I(c)       6.53                   -(f)             1,450
     2,000  Washington Mutual Preferred Funding Trust IV(a),(c)  9.75                   -(f)             1,783
                                                                                                    ----------
                                                                                                        14,165
                                                                                                    ----------
            Total Financials                                                                           123,456
                                                                                                    ----------

            INDUSTRIALS (0.4%)
            ------------------
            BUILDING PRODUCTS (0.1%)
     3,500  USG Corp.(d)                                         6.30          11/15/2016                2,870
                                                                                                    ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     2,295  Ametek, Inc.                                         7.20           7/15/2008                2,305
                                                                                                    ----------
            TRUCKING (0.2%)
     4,750  Roadway Corp.(d)                                     8.25          12/01/2008                4,779
                                                                                                    ----------
            Total Industrials                                                                            9,954
                                                                                                    ----------
            TELECOMMUNICATION SERVICES (0.2%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     4,000  US Unwired, Inc.                                    10.00           6/15/2012                3,890
                                                                                                    ----------
            UTILITIES (1.8%)
            ----------------
            ELECTRIC UTILITIES (1.1%)
     2,797  Cedar Brakes II, LLC(c)                              9.88           9/01/2013                3,088
     3,000  Entergy Louisiana, Inc.                              5.83          11/01/2010                2,990

80

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
    $2,000  FPL Group Capital, Inc.                              6.35%         10/01/2066           $    1,777
     2,000  Illinois Power Co.                                   6.13          11/15/2017                1,931
     4,000  Monongahela Power Co.                                7.36           1/15/2010                4,205
     1,928  Oglethorpe Power Corp.                               6.97           6/30/2011                2,008
     1,931  Power Contract Financing, LLC(c)                     6.26           2/01/2010                1,962
     3,000  PPL Capital Funding, Inc.                            6.70           3/30/2067                2,582
     1,000  Sierra Pacific Power Co.                             6.25           4/15/2012                1,025
       995  Texas Competitive Electric Holdings Co., LLC(g)      6.23          10/10/2014                  938
       995  Texas Competitive Electric Holdings Co., LLC(g)      6.23          10/10/2014                  937
     1,000  TXU Electricity Ltd. (INS)                           7.25          12/01/2016                1,047
     1,000  West Penn Power Co.                                  6.63           4/15/2012                1,050
                                                                                                    ----------
                                                                                                        25,540
                                                                                                    ----------
            GAS UTILITIES (0.1%)
     2,000  Enbridge Energy Partners, LP                         8.05          10/01/2037                1,885
                                                                                                    ----------
            MULTI-UTILITIES (0.6%)
     4,000  Black Hills Corp.                                    6.50           5/15/2013                3,979
     2,000  PNM Resources, Inc.                                  9.25           5/15/2015                2,085
     2,500  Puget Sound Energy, Inc.                             6.97           6/01/2067                2,172
     3,500  Wisconsin Energy Corp.                               6.25           5/15/2067                3,049
     2,000  WPS Resources Corp.                                  6.11          12/01/2066                1,702
                                                                                                    ----------
                                                                                                        12,987
                                                                                                    ----------
            Total Utilities                                                                             40,412
                                                                                                    ----------
            Total Corporate Obligations (cost: $235,129)                                               207,479
                                                                                                    ----------

            EURODOLLAR AND YANKEE OBLIGATIONS (3.4%)

            ENERGY (0.3%)
            -------------
            INTEGRATED OIL & GAS (0.2%)
       667  PEMEX Finance Ltd.                                   8.88          11/15/2010                  707
     1,100  PEMEX Finance Ltd.                                   9.03           2/15/2011                1,174
     3,000  Trans-Canada Pipelines Ltd.                          6.35           5/15/2067                2,642
                                                                                                    ----------
                                                                                                         4,523
                                                                                                    ----------
            OIL & GAS DRILLING (0.1%)
     1,156  Delek & Avner-Yam Tethys Ltd.(c)                     5.33           8/01/2013                1,165
                                                                                                    ----------
            Total Energy                                                                                 5,688
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            FINANCIALS (3.0%)
            -----------------
            DIVERSIFIED BANKS (1.7%)
    $2,000  ANZ Capital Trust I(c)                               4.48%                  -(f)        $    1,937
     3,000  Barclays Bank plc(c)                                 5.93                   -(f)             2,575
     3,000  BBVA International Preferred S.A. Unipersonal(c)     5.92                   -(f)             2,440
     3,000  BOI Capital Funding Number 3 LP(c)                   6.11                   -(f)             2,275
     3,000  HBOS plc(c)                                          6.41                   -(f)             2,321
     2,500  Landsbanki Islands hf(c)                             7.43                   -(f)             1,809
     2,500  Lloyds TSB Group plc (c)                             6.27                   -(f)             2,067
     2,500  Mizuho Capital Investment 1 Ltd.(c)                  6.69                   -(f)             2,209
     2,000  National Capital Trust II(c)                         5.49                   -(f)             1,725
     3,500  Natixis                                             10.00                   -(f)             3,490
     2,000  Nordea Bank AB(c)                                    5.42                   -(f)             1,710
     3,000  Royal Bank of Scotland Group plc                     7.64                   -(f)             2,823
     2,000  Skandinaviska Enskilda Banken AB(c)                  5.47                   -(f)             1,708
     3,000  Societe Generale(c)                                  5.92                   -(f)             2,615
     2,500  Standard Chartered plc(c)                            6.41                   -(f)             2,067
     1,500  Sumitomo Mitsui Financial Group(c)                   6.08                   -(f)             1,315
     2,000  UFJ Finance Aruba AEC                                8.75                   -(f)             2,003
                                                                                                    ----------
                                                                                                        37,089
                                                                                                    ----------
            LIFE & HEALTH INSURANCE (0.1%)
     2,500  AXA S.A.(c)                                          6.46                   -(f)             2,027
                                                                                                    ----------
            MULTI-LINE INSURANCE (0.1%)
     2,000  ING Capital Funding Trust III                        8.44                   -(f)             2,027
                                                                                                    ----------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
     3,000  ZFS Finance USA Trust II(c)                          6.45          12/15/2065                2,668
                                                                                                    ----------
            PROPERTY & CASUALTY INSURANCE (0.2%)
     2,500  Allied World Assurance Holdings Ltd.                 7.50           8/01/2016                2,481
     2,500  Catlin Insurance Co. Ltd.(c)                         7.25                   -(f)             1,897
     1,145  Mantis Reef Ltd. II(c)                               4.80          11/03/2009                1,118
                                                                                                    ----------
                                                                                                         5,496
                                                                                                    ----------
            REGIONAL BANKS (0.2%)
     3,000  Credit Agricole S.A.(c)                              6.64                   -(f)             2,469
     3,000  Glitnir Banki hf(c)                                  7.45                   -(f)             2,084
                                                                                                    ----------
                                                                                                         4,553
                                                                                                    ----------

82

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            REINSURANCE (0.5%)
    $2,000  Endurance Specialty Holdings, Ltd.                   6.15%         10/15/2015           $    1,876
     2,000  Max USA Holdings Ltd.(c)                             7.20           4/14/2017                2,019
     4,000  Montpelier Re Holdings Ltd.(d)                       6.13           8/15/2013                3,887
     4,000  Platinum Underwriters Finance, Inc.(d)               7.50           6/01/2017                3,867
                                                                                                    ----------
                                                                                                        11,649
                                                                                                    ----------
            SPECIALIZED FINANCE (0.1%)
     2,500  QBE Capital Funding II LP(c)                         6.80                   -(f)             2,169
                                                                                                    ----------
            Total Financials                                                                            67,678
                                                                                                    ----------
            MATERIALS (0.1%)
            ----------------
            DIVERSIFIED METALS& MINING (0.1%)
     2,500  Glencore Finance S.A.                                8.00                   -(f)             2,479
                                                                                                    ----------
            Total Eurodollar and Yankee Obligations
               (cost: $83,398)                                                                          75,845
                                                                                                    ----------
            ASSET-BACKED SECURITIES (3.0%)

            FINANCIALS (2.9%)
            -----------------
            ASSET-BACKED FINANCING (2.9%)
     1,150  Aerco Ltd.(c)                                        3.03(e)        7/15/2025                1,153
     2,000  AESOP Funding II, LLC(c)                             2.70(e)        3/20/2012                1,944
       820  Airport Airplanes                                    3.09(e)        3/15/2019                  738
       500  American Express Credit Account
               Master Trust(c),(d)                               2.98(e)        3/15/2012                  480
     2,500  American Express Credit Account
               Master Trust(c),(d)                               2.86(e)        9/15/2016                2,056
     2,000  Americredit Automobile Receivables Trust(h)          6.96          10/14/2014                2,000
     4,000  ARG Funding Corp.(c),(d)                             4.29           4/20/2011                3,810
     3,000  Banc of America Mortgage Securities, Inc.(d)         4.15(e)        7/25/2034                2,935
     1,500  Banc of America Securities Auto Trust(d)             5.51           2/19/2013                1,458
     1,500  Bank of America Credit Card Trust(d)                 2.80(e)        6/15/2014                1,336
     2,000  Bank One Issuance Trust(d)                           4.77           2/16/2016                1,725
     2,000  Capital One Auto Finance Trust (INS)(d)              4.71           6/15/2012                1,900
     2,000  Capital One Auto Finance Trust                       2.54(e)        5/15/2013                1,773
     2,200  Capital One Master Trust(c),(d)                      6.70           6/15/2011                2,192
     2,000  Capital One Multi-Asset Execution Trust              6.00           8/15/2013                1,924
       525  Citibank Credit Card Issuance Trust(d)               4.95          10/25/2010                  526
     1,050  Citibank Credit Card Issuance Trust(d)               6.95           2/18/2014                1,028
     1,621  CPS Auto Receivables Trust(c)                        5.32           8/15/2010                1,620
     1,632  CPS Auto Receivables Trust(c)                        5.27          10/15/2010                1,615

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
    $3,000  CPS Auto Receivables Trust (INS)(d)                  6.48%          7/15/2013           $    3,012
     3,000  Credit Acceptance Auto Dealer Loan Trust(d)          6.16           4/15/2013                2,908
     2,500  GE Capital Credit Card Master Note Trust(d)          2.62(e)        9/15/2012                2,418
     2,161  GE Capital Credit Card Master Note Trust(d)          2.78(e)        3/15/2013                2,014
     2,000  Hertz Vehicle Financing, LLC(d)                      5.08          11/25/2011                1,894
     2,000  HSBC Automotive Trust(d)                             4.94          11/19/2012                2,004
     1,475  MBNA Master Credit Card Note Trust(d)                6.80           7/15/2014                1,443
     3,000  Rental Car Finance Corp.(c),(d)                      2.53(e)        7/25/2013                2,349
     1,461  Santander Drive Auto Receivables Trust               5.20          12/15/2010                1,458
     1,076  Triad Automobile Receivables Owners Trust            4.77           1/12/2011                1,067
       786  Triad Automobile Receivables Owners Trust            5.26          11/14/2011                  778
     3,000  Triad Automobile Receivables Owners Trust(d)         5.43           7/14/2014                2,992
     1,849  Trinity Rail Leasing, LP(c)                          5.90           5/14/2036                1,296
     1,859  UPFC Auto Receivables Trust                          5.75           9/15/2010                1,872
     2,906  USXL Funding, LLC (INS)(c)                           5.38           4/15/2014                2,711
     2,250  WFS Financial Owner Trust(d)                         4.57          11/19/2012                2,262
     1,500  WFS Financial Owner Trust(d)                         4.76           5/17/2013                1,439
                                                                                                    ----------
            Total Financials                                                                            66,130
                                                                                                    ----------
            INDUSTRIALS (0.1%)
            ------------------
            AIRLINES (0.1%)
       233  America West Airlines, Inc.                          6.85           7/02/2009                  228
     1,650  America West Airlines, Inc. (INS)                    7.93           1/02/2019                1,636
                                                                                                    ----------
            Total Industrials                                                                            1,864
                                                                                                    ----------
            Total Asset-Backed Securities (cost: $67,580)                                               67,994
                                                                                                    ----------
            COMMERCIAL MORTGAGE SECURITIES (4.5%)

            FINANCIALS (4.5%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (4.5%)
     1,479  Banc of America Commercial Mortgage, Inc.            7.02           9/15/2032                1,495
     1,250  Banc of America Commercial Mortgage, Inc.(d)         7.20           9/15/2032                1,295
     2,000  Banc of America Commercial Mortgage, Inc.(d)         4.77           7/10/2043                1,811
       993  Bear Stearns Commercial Mortgage
               Securities, Inc.                                  4.00           3/13/2040                  976
     3,000  Chase Commercial Mortgage Securities Corp.(d)        6.39          11/18/2030                2,996
     5,000  Chase Commercial Mortgage Securities Corp.(d)        7.63           7/15/2032                5,254
     4,968  Chase Commercial Mortgage Securities Corp.           7.32          10/15/2032                5,172
     1,000  Citigroup Commercial Mortgage Trust                  5.23(e)        7/15/2044                  845
     1,000  Commercial Mortgage Asset Trust(d)                   6.98           1/17/2032                1,060

84

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
    $5,000  Commercial Mortgage Trust(d)                         4.58%         10/15/2037           $    4,879
     2,000  Commercial Mortgage Trust(c),(d)                     5.15           5/10/2043                2,050
     2,000  Credit Suisse First Boston Mortgage
               Securities Corp.(c),(d)                           6.65          12/18/2035                2,082
       423  Credit Suisse First Boston Mortgage
               Securities Corp.                                  6.10           8/15/2036                  425
     2,500  Credit Suisse First Boston Mortgage
               Securities Corp.(d)                               5.10           8/15/2038                2,298
     6,712  Credit Suisse First Boston Mortgage
               Securities Corp.(d)                               7.55           4/15/2062                6,948
     4,608  DLJ Commercial Mortgage Corp.                        7.30           6/10/2032                4,708
     4,544  First Union National Bank Commercial
               Mortgage Trust                                    7.39          12/15/2031                4,687
     1,000  GE Capital Commercial Mortgage Corp.(d)              6.07           6/10/2038                1,029
     1,500  GMAC Commercial Mortgage Securities, Inc.(d)         4.75           5/10/2043                1,391
     2,093  Government Lease Trust(c)                            6.48           5/18/2011                2,156
     2,000  Greenwich Capital Commercial Funding Corp.(d)        4.02           1/05/2036                1,993
     1,000  GS Mortgage Securities Corp. II(c),(d)               6.45           8/05/2018                1,041
     2,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.(d)                               4.99           9/12/2037                1,831
     2,000  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.(d)                               5.49           4/15/2043                1,965
     1,625  LB-UBS Commercial Mortgage Trust(d)                  4.56           9/15/2026                1,620
     4,000  LB-UBS Commercial Mortgage Trust(d)                  5.87           6/15/2032                4,081
       316  Merrill Lynch Mortgage Investors, Inc.               6.48          11/15/2026                  317
     2,353  Merrill Lynch Mortgage Investors, Inc.               7.56          11/15/2031                2,417
     1,000  Merrill Lynch Mortgage Trust                         5.38(e)        1/12/2044                  853
     4,000  Morgan Stanley Capital I, Inc.(d)                    5.80(e)        8/12/2041                4,003
     5,000  Mortgage Capital Funding, Inc.(d)                    7.09(e)        6/18/2030                5,034
     2,432  Nationslink Funding Corp.(c)                         6.80(e)        1/20/2031                2,436
     2,000  Prudential Mortgage Capital Funding, LLC(d)          6.76           5/10/2034                2,097
     5,000  Wachovia Bank Commercial Mortgage Trust(d)           5.00           7/15/2041                5,020
     5,500  Wachovia Bank Commercial Mortgage Trust(d)           4.66           4/15/2042                5,476
     3,000  Wachovia Bank Commercial Mortgage Trust(d)           4.61           5/15/2044                2,956
     4,000  Wachovia Bank Commercial Mortgage Trust(d)           5.50          10/15/2048                4,018
                                                                                                    ----------
                                                                                                       100,715
                                                                                                    ----------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED
               SECURITIES (0.0%)
     9,250  Bear Stearns Commercial Mortgage Securities,
               Inc., acquired 6/17/2004; cost $538(c),(i)        1.83(e)        5/14/2016                  162
                                                                                                    ----------
            Total Financials                                                                           100,877
                                                                                                    ----------
            Total Commercial Mortgage Securities (cost: $99,555)                                       100,877
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ISSUES (0.2%)(b)

            ASSET-BACKED FINANCING (0.1%)
   $ 1,888  U.S. Small Business Administration                   4.07%          6/01/2023           $    1,767
                                                                                                    ----------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED
               SECURITIES (0.0%)
    18,903  Government National Mortgage Assn.                   1.73(e)        7/16/2010                  221
                                                                                                    ----------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.1%)
        78  Fannie Mae(+)                                        5.50           6/01/2037                   78
       331  Fannie Mae(+)                                        6.50          10/01/2016                  344
       285  Fannie Mae(+)                                        7.00           2/01/2030                  302
       153  Fannie Mae(+)                                        7.00           8/01/2030                  162
       120  Government National Mortgage Assn. I                 6.50           5/15/2023                  125
       269  Government National Mortgage Assn. I                 6.50           8/15/2023                  280
        69  Government National Mortgage Assn. I                 6.50           4/15/2024                   72
       373  Government National Mortgage Assn. I                 6.50           1/15/2032                  387
        28  Government National Mortgage Assn. I                 7.50           3/15/2017                   30
        57  Government National Mortgage Assn. I                 7.50           3/15/2017                   61
        12  Government National Mortgage Assn. I                 7.50           3/15/2017                   13
         9  Government National Mortgage Assn. I                 8.00           6/15/2016                   10
         5  Government National Mortgage Assn. I                 8.00           9/15/2016                    6
        19  Government National Mortgage Assn. I                 8.00          11/15/2016                   20
        26  Government National Mortgage Assn. I                 8.00          12/15/2016                   28
        31  Government National Mortgage Assn. I                 8.00           3/15/2017                   33
         1  Government National Mortgage Assn. I                 8.50           9/15/2009                    1
         7  Government National Mortgage Assn. I                 8.50           6/15/2016                    7
         6  Government National Mortgage Assn. I                 8.50           6/15/2016                    6
        11  Government National Mortgage Assn. I                 8.50           7/15/2016                   13
         2  Government National Mortgage Assn. I                 8.50           9/15/2016                    2
         1  Government National Mortgage Assn. I                 8.50           9/15/2016                    1
        11  Government National Mortgage Assn. I                 8.50          12/15/2016                   12
        19  Government National Mortgage Assn. I                 8.50          12/15/2016                   20
         2  Government National Mortgage Assn. I                 8.50           1/15/2017                    2
        17  Government National Mortgage Assn. I                 8.50           1/15/2017                   18
         9  Government National Mortgage Assn. I                 8.50           2/15/2017                   10
         2  Government National Mortgage Assn. I                 9.00           6/15/2016                    2
         2  Government National Mortgage Assn. I                 9.00           7/15/2016                    2
         1  Government National Mortgage Assn. I                 9.00           8/15/2016                    2
         4  Government National Mortgage Assn. I                 9.00           9/15/2016                    4
         2  Government National Mortgage Assn. I                 9.00          10/15/2016                    2

86

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
    $    2  Government National Mortgage Assn. I                 9.50%          6/15/2009           $        2
         4  Government National Mortgage Assn. I                 9.50           6/15/2009                    4
         2  Government National Mortgage Assn. I                 9.50           9/15/2009                    2
        14  Government National Mortgage Assn. I                 9.50           9/15/2016                   16
         3  Government National Mortgage Assn. I                 9.50          11/15/2016                    3
        15  Government National Mortgage Assn. I                 9.50          11/15/2016                   17
         3  Government National Mortgage Assn. I                 9.50          11/15/2016                    4
        35  Government National Mortgage Assn. I                 9.50           4/15/2017                   37
         4  Government National Mortgage Assn. I                10.00          11/15/2009                    4
         5  Government National Mortgage Assn. I                10.00          11/15/2009                    5
         3  Government National Mortgage Assn. I                10.00          12/15/2009                    3
       291  Government National Mortgage Assn. II                7.50           6/20/2030                  312
        74  Government National Mortgage Assn. II                7.50           4/20/2031                   79
       249  Government National Mortgage Assn. II                8.00           8/20/2030                  272
                                                                                                    ----------
                                                                                                         2,815
                                                                                                    ----------
            Total U.S. Government Agency Issues (cost: $4,769)                                           4,803
                                                                                                    ----------
            U.S. TREASURY SECURITIES (0.0%)

            NOTES (0.0%)
       500  2.00%, 2/28/2010 (cost: $505)                                                                  495
                                                                                                    ----------
            MUNICIPAL BONDS (0.4%)

            CASINOS & GAMING (0.2%)
     2,000  Mashantucket (Western) Pequot Tribe(c),(d)           5.91           9/01/2021                1,781
     3,500  Seneca Nation of Indians Capital Improvements
               Auth.(d)                                          6.75          12/01/2013                3,395
                                                                                                    ----------
                                                                                                         5,176
                                                                                                    ----------
            OIL & GAS STORAGE & TRANSPORTATION (0.1%)
     1,103  California Maritime Infrastructure Auth.             6.63          11/01/2009                1,106
                                                                                                    ----------
            SPECIAL ASSESSMENT/TAX/FEE (0.1%)
     2,000  Erie County Tobacco Asset
               Securitization Corp.(d)                           6.00           6/01/2028                1,726
                                                                                                    ----------
            Total Municipal Bonds (cost: $8,562)                                                         8,008
                                                                                                    ----------
            Total Bonds (cost: $499,498)                                                               465,501
                                                                                                    ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

 PRINCIPAL                                                                                              MARKET
    AMOUNT                                                     COUPON                                    VALUE
     (000)  SECURITY                                             RATE            MATURITY                (000)
--------------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (3.0%)

            COMMERCIAL PAPER (0.2%)

            INDUSTRIALS (0.2%)
            ------------------
            INDUSTRIAL CONGLOMERATES (0.2%)
   $ 3,331  Textron, Inc.(c),(j)                                 2.75%          6/02/2008           $    3,331
                                                                                                    ----------
            DISCOUNT NOTES (1.3%)

    28,433  Federal Home Loan Bank(b),(+)                        1.90           6/02/2008               28,431
                                                                                                    ----------

    NUMBER
 OF SHARES
----------
            MONEY MARKET FUNDS (1.5%)

33,754,104  State Street Institutional Liquid Reserves, 2.62%(k)                                        33,754
                                                                                                    ----------

 PRINCIPAL
    AMOUNT
     (000)
----------
            U.S. TREASURY BILLS (0.0%)

   $   900  0.86%, 6/19/2008(m)                                                                            900
                                                                                                    ----------
            Total Money Market Instruments (cost: $66,416)                                              66,416
                                                                                                    ----------

            SHORT-TERM INVESTMENTS PURCHASED WITH
            CASH COLLATERAL FROM SECURITIES LOANED (10.7%)

            REPURCHASE AGREEMENTS (9.3%)

    27,000  Banc of America Securities LLC, 2.22%, acquired on 5/30/2008 and due
               6/02/2008 at $27,000 (collateralized by $27,563 of Freddie Mac(b),(+),
               2.22%(l), due 6/13/2008; market value $27,541)                                           27,000
    44,000  Credit Suisse First Boston LLC, 2.35%, acquired on 5/30/2008 and due
               6/02/2008 at $44,000 (collateralized by $85,875 of U.S. Treasury,
               4.86%(l), due 11/15/2021; market value $44,881)                                          44,000
    89,000  Deutsche Bank Securities, Inc., 2.30%, acquired on 5/30/2008 and due
               6/02/2008 at $89,000 (collateralized by $30,115 of Federal Home
               Loan Bank(b),(+), 2.29%(l), due 7/08/2008; $203,500 of Freddie Mac(b),(+),
               5.34%(l), due 3/15/2031; combined market value $90,780)                                  89,000

88

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

   PRINCIPAL                                                                                            MARKET
      AMOUNT                                                                                             VALUE
       (000)   SECURITY                                                                                  (000)
--------------------------------------------------------------------------------------------------------------
     $50,000   HSBC Securities (USA), Inc., 2.26%, acquired on 5/30/2008
                  and due 6/02/2008 at $50,000 (collateralized by $13,313
                  of Federal Home Loan Bank(b),(+), 2.29% - 2.34%(l), due
                  7/18/2008 - 11/26/2008; $38,000 of Fannie Mae(b),(+) ,
                  2.19% - 2.39%(l), due 6/11/2008 - 11/24/2008; combined
                  market value $51,000)                                                             $   50,000
                                                                                                    ----------
               Total Repurchase Agreements                                                             210,000
                                                                                                    ----------

      NUMBER
   OF SHARES
------------
               MONEY MARKET FUNDS (1.4%)

      33,284   AIM Short-Term Investment Co. Liquid Assets Portfolio, 2.63%(k)                              33
  30,706,697   Merrill Lynch Premier Institutional Fund, 2.83%(k)                                       30,707
                                                                                                    ----------
               Total Money Market Funds                                                                 30,740
                                                                                                    ----------
               Total Short-Term Investments Purchased With Cash
                  Collateral From Securities Loaned (cost: $240,740)                                   240,740
                                                                                                    ----------

               TOTAL INVESTMENTS (COST: $2,424,013)                                                 $2,473,389
                                                                                                    ==========

      NUMBER
OF CONTRACTS
------------
               PURCHASED OPTIONS (0.0%)
       1,147   Put - On S&P 500 Index expiring July 19, 2008 at 1300                                     1,078
                                                                                                    ----------

               TOTAL PURCHASED OPTIONS (COST: $2,639)                                               $    1,078
                                                                                                    ==========

               WRITTEN OPTIONS (0.0%)

     (1,147)   Put - On S&P 500 Index expiring June 21, 2008 at 1210                                       (40)
     (1,147)   Call - On S&P 500 Index expiring June 21, 2008 at 1440                                     (608)
                                                                                                    ----------

               TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $2,692)                                    $     (648)
                                                                                                    ==========

                                                                              89
 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 29.1% of net assets as of May 31, 2008.

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

         EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

         INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

         RIGHTS - enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

90

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         GDR - Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         ISHARES - exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

         REIT - Real estate investment trust

         SPDR - Standard & Poor's depositary receipt, or "Spider," is an exchange-traded fund based on either the S&P 500 Index or the S&P MidCap 400 Index, and is traded on the American Stock Exchange (AMEX).

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

         (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Financial Guaranty
                Insurance Co., or Financial Security Assurance Holdings Ltd. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of May 31, 2008.

         (b) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises indicated with "+" are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (c) Restricted security that is not registered under the Securities
             Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (d) At May 31, 2008, a portion of this security is segregated as collateral to cover outstanding written option calls.

         (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2008.

         (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

         (g) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and

92

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

             the rate disclosed represents the current rate at May 31, 2008.
             The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments.

         (h) Security was fair valued at May 31, 2008, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

         (i) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2008, was $162,000, which represented less than 0.1% of the Fund's net assets.

         (j) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (k) Rate represents the money market fund annualized seven-day yield at May 31, 2008.

         (l) Zero-coupon security. Rate represents the effective yield at the date of purchase.

         (m) Security with a value of $900,000 is segregated as collateral for initial margin requirements on open futures contracts.

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         (n) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2008, as shown in the following table:

                                                                                  UNREALIZED
                                                            VALUE AT             APPRECIATION/
TYPE OF FUTURE      EXPIRATION  CONTRACTS  POSITION  TRADE DATE   MAY 31, 2008  (DEPRECIATION)
----------------------------------------------------------------------------------------------
SPI 200 Index
  Futures           June 2008       2        Long    $  257,000    $  273,000      $ 16,000
DJ Euro Stoxx 50
  Index Futures     June 2008      79        Long     4,481,000     4,639,000       158,000
FTSE 100 Index
  Futures           June 2008      18        Long     2,185,000     2,154,000       (31,000)
Hang Seng Index
  Futures           June 2008       1        Long       160,000       157,000        (3,000)
Nikkei 225
  Futures           June 2008      37        Long     2,586,000     2,658,000        72,000
                                                     ----------    ----------      --------
                                                     $9,669,000    $9,881,000      $212,000
                                                     ==========    ==========      ========

*   Non-income-producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

94

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

ASSETS
   Investments in securities, at market value (including securities
      on loan of $228,377) (cost of $2,424,013)                                        $2,473,389
   Purchased options, at market value (cost of $2,639)                                      1,078
   Cash                                                                                       902
   Cash denominated in foreign currencies (cost of $4,009)                                  4,033
   Receivables:
      Capital shares sold                                                                   3,369
      USAA Investment Management Company (Note 6D)                                            440
      Dividends and interest                                                               12,464
      Securities sold                                                                      57,259
      Other                                                                                   265
   Variation margin on futures contracts                                                      515
   Unrealized appreciation on foreign currency contracts held, at value                        27
                                                                                       ----------
         Total assets                                                                   2,553,741
                                                                                       ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                    240,761
      Securities purchased                                                                 65,845
      Capital shares redeemed                                                               1,073
      Written options, at market value (premiums received of $2,692)                          648
   Accrued management fees                                                                  1,351
   Accrued transfer agent's fees                                                               33
   Other accrued expenses and payables                                                        226
                                                                                       ----------
         Total liabilities                                                                309,937
                                                                                       ----------
             Net assets applicable to capital shares outstanding                       $2,243,804
                                                                                       ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $2,217,682
   Accumulated undistributed net investment income                                         20,932
   Accumulated net realized loss on investments, options, and futures transactions        (44,830)
   Net unrealized appreciation of investments, options, and futures contracts              50,071
   Net unrealized depreciation of foreign currency translations                               (51)
                                                                                       ----------
             Net assets applicable to capital shares outstanding                       $2,243,804
                                                                                       ==========
   Capital shares outstanding, unlimited number of shares authorized, no par value         92,831
                                                                                       ==========
   Net asset value, redemption price, and offering price per share                     $    24.17
                                                                                       ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,790)                $  35,852
   Interest                                                              34,207
   Securities lending (net)                                               1,132
                                                                      ---------
      Total income                                                       71,191
                                                                      ---------
EXPENSES
   Management fees                                                       15,691
   Administration and servicing fees                                      3,283
   Transfer agent's fees                                                  5,714
   Custody and accounting fees                                              823
   Postage                                                                  600
   Shareholder reporting fees                                               225
   Trustees' fees                                                             7
   Registration fees                                                         92
   Professional fees                                                         92
   Other                                                                     37
                                                                      ---------
      Total expenses                                                     26,564
   Expenses paid indirectly                                                 (57)
   Expenses reimbursed                                                     (491)
                                                                      ---------
      Net expenses                                                       26,016
                                                                      ---------
NET INVESTMENT INCOME                                                    45,175
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments: (net of foreign taxes withheld of $8)
         Unaffiliated transactions                                       70,251
         Affiliated transactions (Note 8)                                   409
      Options                                                               210
      Foreign currency transactions                                        (655)
      Futures transactions                                                 (849)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                      (177,102)
      Foreign currency translations                                         (38)
      Options                                                               483
      Futures contracts                                                     212
                                                                      ---------
         Net realized and unrealized loss                              (107,079)
                                                                      ---------
   Decrease in net assets resulting from operations                   $ (61,904)
                                                                      =========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

96

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA CORNERSTONE STRATEGY FUND
YEARS ENDED MAY 31,

                                                                              2008          2007
                                                                        ------------------------
FROM OPERATIONS
   Net investment income                                                $   45,175    $   31,778
   Net realized gain on investments                                         70,660       199,635
   Net realized gain (loss) on foreign currency transactions                  (655)            4
   Net realized gain on options                                                210             -
   Net realized loss on futures transactions                                  (849)            -
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         (177,102)       99,557
      Options                                                                  483             -
      Foreign currency translations                                            (38)          (49)
      Futures contracts                                                        212             -
                                                                        ------------------------
         Increase (decrease) in net assets resulting from operations       (61,904)      330,925
                                                                        ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   (39,522)      (37,533)
   Net realized gains                                                     (253,222)     (146,623)
                                                                        ------------------------
      Distributions to shareholders                                       (292,744)     (184,156)
                                                                        ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               483,381       404,761
   Reinvested dividends                                                    289,233       181,610
   Cost of shares redeemed                                                (367,523)     (251,902)
                                                                        ------------------------
         Increase in net assets from capital share transactions            405,091       334,469
                                                                        ------------------------
   Net increase in net assets                                               50,443       481,238

NET ASSETS
   Beginning of year                                                     2,193,361     1,712,123
                                                                        ------------------------
   End of year                                                          $2,243,804    $2,193,361
                                                                        ========================
Accumulated undistributed net investment income:
   End of year                                                          $   20,932    $   15,805
                                                                        ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              18,800        14,807
   Shares issued for dividends reinvested                                   11,484         6,731
   Shares redeemed                                                         (14,377)       (9,216)
                                                                        ------------------------
         Increase in shares outstanding                                     15,907        12,322
                                                                        ========================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

            A. SECURITY VALUATION - The value of each security is determined
               (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

               1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

               2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases,

98

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                  events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

               3. Investments in open-end investment companies, other than
                  ETFs, are valued at their NAV at the end of each business day.

               4. Short-term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

               5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                  securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

               6. Repurchase agreements are valued at cost, which approximates market value.

               7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price.

               8. Options are valued by a pricing service at the National Best
                  Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

               9. Securities for which market quotations are not readily
                  available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

100

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

                  Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

            B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures positions). Subsequently, payments known as variation-margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. In addition to the segregation of securities to cover the initial margin requirements, the Fund segregates securities to cover the value of all open futures contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation between movements in the price of futures contracts and the underlying hedged securities and the risk that the counterparty will fail to perform its obligations.

            C. OPTION TRANSACTIONS - The Fund may write (sell) and purchase options on securities or securities indexes. The Fund employs an index option strategy which involves holding a combination of call and put options designed to limit market risk.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               Writing put options tends to increase the Fund's participation in downward movements of the underlying security or index. Writing call options tends to decrease the Fund's participation in upward movements of the underlying security or index. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or index in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security or index underlying the written option. A written put option has defined risk, which is the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

               Purchasing call options tends to increase the Fund's participation in upward movements of the underlying security or index. Purchasing put options tends to decrease the Fund's participation in downward movements of the underlying security or index. The Fund pays a premium which is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums

102

 N O T E S
==========----------------------------------------------------------------------
           to Financial Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchased options which are exercised are added to the cost of the security or index acquired, for call options, or offset against the proceeds received from the sale of the underlying security or index, for put options. Premiums paid for purchasing options that are closed through an offsetting sale transaction become a component of realized gain/loss.

            D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

            E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

            F. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises, such as Fannie Mae and Freddie Mac,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

            G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

               1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

               2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

               The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

               Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest,

104

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

            H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
               Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. The Fund had no delayed-delivery or when-issued commitments as of May 31, 2008.

            I. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2008, brokerage commission recapture credits and custodian and other bank credits reduced

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               the Fund's expenses by $10,000 and $47,000, respectively, resulting in a total reduction in Fund expenses of $57,000.

            J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

            K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.
         Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07%

106

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

         For the year ended May 31, 2008, the Fund paid CAPCO facility fees of $3,000, which represents 5.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2008.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses, passive foreign investment corporations gains and losses, and distributions resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $526,000. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended May 31, 2008, and 2007, was as follows:

                                                                 2008            2007
                                                             ----------------------------
         Ordinary income*                                    $142,006,000    $ 54,760,000
         Long-term realized capital gains                     150,738,000     129,396,000

         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         As of May 31, 2008, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                        $ 21,161,000
         Undistributed long-term capital gains                     155,000
         Accumulated capital and other losses                  (35,617,000)
         Unrealized appreciation of investments                 40,371,000
         Unrealized appreciation on foreign currency translations   23,000

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, the mark-to-market of open futures contracts, and the tax recognition of net unrealized appreciation on open option and futures contracts. The difference between book-basis and tax-basis unrealized appreciation on foreign currency translations is attributable to the tax deferral of gains on foreign currency contracts.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2008, the Fund had a current post-October currency loss of $66,000 and a capital loss of $35,551,000, for federal income tax purposes, which will be recognized on the first day of the following fiscal year.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2008, were $3,877,707,000 and $3,752,599,000, respectively.

         As of May 31, 2008, the cost of securities, including short-term securities, for federal income tax purposes, was $2,434,096,000.

108

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         For the year ended May 31, 2008 transactions in written call and put options were as follows:

                                                               PREMIUMS
                                                 NUMBER OF     RECEIVED
                                                 CONTRACTS      (000S)
                                                -----------------------
         Outstanding at May 31, 2007                   -          $ -
         Options written                           2,360        2,776
         Options expired                             (66)         (84)
                                                -----------------------
         Outstanding at May 31, 2008               2,294        $2,692
                                                =======================

         Gross unrealized appreciation and depreciation of investments as of May 31, 2008, for federal income tax purposes, were $151,258,000 and $110,887,000, respectively, resulting in net unrealized appreciation of $40,371,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2008, the Fund received securities-lending income of $1,132,000, which is net of the 20% income retained by Wachovia. As of May 31, 2008, the Fund loaned securities having a fair market value of approximately $228,377,000, which excluded $5,392,000 of securities on loan that were sold prior to May 31, 2008. The Fund received cash collateral of $240,761,000 for the loans. Of this amount, $240,740,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $21,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

            A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

110

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

               The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

               The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                    AS A % OF THE FUND'S AVERAGE NET ASSETS
-------------------------------------------------------------------------------
+/- 1.00% to 4.00%                      +/- 0.04%
+/- 4.01% to 7.00%                      +/- 0.05%
+/- 7.01% and greater                   +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

               Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               Index over that period, even if the Fund had overall negative returns during the performance period.

               For the year ended May 31, 2008, the Fund incurred total management fees, paid or payable to the Manager, of $15,691,000, which is net of a performance adjustment of $(722,000) that decreased the base management fee of 0.75% by 0.03%.

            B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch), Credit Suisse Asset Management, LLC (Credit Suisse), and effective July 9, 2007, with Quantitative Management Associates LLC (QMA), under which Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. and international stocks (as allocated from time to time by the Manager), Credit Suisse directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. stocks (as allocated from time to time by the Manager), and QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager). Effective October 1, 2007, the Manager has entered into an investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group). The Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager).

               Effective July 9, 2007, the Manager terminated its investment subadvisory agreement with MFS Investment Management (MFSIM), under which MFSIM had directed the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

112

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund, the USAA World Growth Fund, and the USAA Capital Growth Fund combined, in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the year ended May 31, 2008, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $1,154,000.

               The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average net assets that Credit Suisse manages. For the year ended May 31, 2008, the Manager incurred subadvisory fees, paid or payable to Credit Suisse, of $768,000.

               The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended May 31, 2008, the Manager incurred subadvisory fees, paid or payable to QMA, of $818,000.

               Prior to July 9, 2007, the Manager (not the Fund) paid MFSIM a subadvisory fee in the annual amount of 0.29% of the portion of the Fund's average net assets that MFSIM managed. For the year ended May 31, 2008, the Manager incurred subadvisory fees, paid to MFSIM, of $44,000.

               The Manager (not the Fund) pays CSSU a subadvisory fee based on the total notional amount of the options contracts that CSSU manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, and the USAA Total Return Strategy Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the option contracts' underlying index. For the year ended May 31, 2008, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU, of $32,000.

            C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2008, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,283,000.

               In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2008, the Fund reimbursed the Manager $35,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

            D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.19% of its average annual net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the year ended May 31, 2008, the Fund incurred reimbursable expenses of $491,000, of which $440,000 was receivable from the Manager.

            E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
               USAA Shareholder Account Services (SAS), an affiliate of the

114

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

               Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2008, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,714,000.

            F. UNDERWRITING SERVICES - The Manager provides exclusive
               underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

               Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

               During the year ended May 31, 2008, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                                 NET REALIZED
                                                                    COST TO     GAIN (LOSS) TO
            SELLER                       PURCHASER                 PURCHASER        SELLER
----------------------------------------------------------------------------------------------
USAA Cornerstone Strategy Fund   USAA Balanced Strategy Fund       $ 922,000      $(147,000)
USAA First Start Growth Fund     USAA Cornerstone Strategy Fund    2,053,000         (5,000)
USAA Cornerstone Strategy Fund   USAA Precious Metals and
                                    Minerals Fund                  1,569,000        556,000

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

(9) NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

            A. FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN
               INCOME TAXES" (FIN 48) - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FIN 48. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund adopted FIN 48 effective June 1, 2007, and has applied it to all open tax years as of the effective date. The Manager has determined that the adoption of FIN 48 has not resulted in a material impact to the Fund's net assets, results of operations, or financial statement disclosures.

            B. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157,
               "FAIR VALUE MEASUREMENTS" (SFAS 157) - In September 2006, FASB issued SFAS 157. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS 157 will impact the amounts reported in the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

116

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

            C. SFAS No. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND
               FINANCIAL LIABILITIES" (SFAS 159) - In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

            D. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND
               HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) - In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Manager is in the process of evaluating the impact of SFAS 161 on the Fund's financial statement disclosures.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

(10) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        YEAR ENDED MAY 31,
                                            --------------------------------------------------------------------------
                                                  2008             2007            2006           2005            2004
                                            --------------------------------------------------------------------------
Net asset value at beginning of period      $    28.51       $    26.50      $    26.53      $    25.80     $    22.22
                                            --------------------------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income                           .46              .40             .56             .30(a)         .22
   Net realized and
      unrealized gain (loss)                     (1.16)            4.38            1.68            2.13(a)        3.57
                                            --------------------------------------------------------------------------
Total from investment operations                  (.70)            4.78            2.24            2.43(a)        3.79
                                            --------------------------------------------------------------------------
Less distributions from:
   Net investment income                          (.44)            (.53)           (.22)           (.45)          (.21)
   Realized capital gains                        (3.20)           (2.24)          (2.05)          (1.25)             -
                                            --------------------------------------------------------------------------
Total distributions                              (3.64)           (2.77)          (2.27)          (1.70)          (.21)
                                            --------------------------------------------------------------------------
Net asset value at end of period            $    24.17       $    28.51      $    26.50      $    26.53     $    25.80
                                            ==========================================================================
Total return (%)*                                (2.79)           18.82(b)         8.67            9.42          17.08
Net assets at end of period (000)           $2,243,804       $2,193,361      $1,712,123      $1,543,380     $1,350,044
Ratios to average net assets:**
   Expenses (%)(c)                                1.19             1.19(b)         1.17            1.18           1.19
   Expenses, excluding
      reimbursements (%)(c)                       1.21             1.19(b)         1.17            1.18           1.20
   Net investment income (%)                      2.06             1.68            2.01            1.15            .81
Portfolio turnover (%)                             175(d)           127             151              65             91

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2008, average net assets were $2,189,947,000.
(a) Calculated using average shares.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                  (.00%)(+)        (.00%)(+)       (.01%)          (.02%)         (.02%)
    + Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

118

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2007, through May 31, 2008.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                     BEGINNING              ENDING             DURING PERIOD*
                                   ACCOUNT VALUE         ACCOUNT VALUE       DECEMBER 1, 2007 -
                                 DECEMBER 1, 2007        MAY 31, 2008          MAY 31, 2008
                                 --------------------------------------------------------------
         Actual                      $1,000.00              $ 974.20               $5.87

         Hypothetical
            (5% return before
            expenses)                 1,000.00              1,019.05                6.01

        *Expenses are equal to the Fund's annualized expense ratio of 1.19%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.58)% for the six-month period of December 1, 2007, through May 31, 2008.

120

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         At a meeting of the Board of Trustees (the Board) held on April 9, 2008, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund

122

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

         The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," were also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was equal to the median of both its expense group and its expense universe. The data indicated that the Fund's total expenses were equal to the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

         In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe

124

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2007. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same periods. The Trustees considered the Manager's discussion of the Fund's performance and the steps taken by management to address the Fund's underperformance. In this regard, the Board noted that the Fund had recently added subadvisers.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and had agreed to maintain expense limitations for the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board also took into account other economies of scale achieved by the Fund with respect to certain fixed expenses as a result of the Fund's asset size. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance

126

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
May 31, 2008

         to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2007, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the actions management has taken to address performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

128

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2008

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) appropriate action has been taken with respect to the performance of the Fund; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

 T R U S T E E S '  A N D  O F F I C E R S '
===================-------------------------------------------------------------
                    INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

         The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company with 45 individual funds as of May 31, 2008. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

130

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

         CHRISTOPHER W. CLAUS (2, 4)
         Trustee
         Born: December 1960
         Year of Election or Appointment: 2001

         President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. Mr. Claus is also a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3, 4, 5, 6)
         Trustee
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a database management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THE TRUSTEE IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED TRUSTEES IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERT L. MASON, PH.D. (3, 4, 5, 6)
         Trustee
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         BARBARA B. OSTDIEK, PH.D. (3, 4, 5, 6)
         Trustee
         Born: March 1964
         Year of Election or Appointment: 2007

         Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3, 4, 5, 6)
         Trustee
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

132

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         RICHARD A. ZUCKER (2, 3, 4, 5, 6)
         Trustee and Chair of the Board of Trustees
         Born: July 1943
         Year of Election or Appointment: 1992(+)

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002
         Senior Vice President, Fixed Income Investments, IMCO (9/02-present).

         RONALD B. SWEET
         Vice President
         Born: November 1962
         Year of Appointment: 2006
         Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS.

         (+) MR. ZUCKER WAS ELECTED AS CHAIR OF THE BOARD IN 2005.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERTO GALINDO, JR.
         Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial
         Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

         JEFFREY D. HILL
         Chief Compliance Officer
         Born: December 1967
         Year of Appointment: 2004

         Assistant Vice President, Mutual Funds Compliance, USAA
         (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

         ROSE URBANCZYK
         Assistant Treasurer
         Born: June 1961
         Year of Appointment: 2008

         Assistant Vice President, Senior Financial Officer, Chief Financial Office, USAA (5/08-present); Executive Director, Finance, Senior Financial Officer, IMCO (11/07-present); Senior Financial Officer and Treasurer, FAI (4/07-present); Executive Director, Finance, Senior Financial Officer and Treasurer, FPS (8/06-present); Executive Director, Enterprise Planning & Performance Management (3/03-8/06); Director, Accounting/Financial, Corporate Financial Reporting, Planning & Analysis IMCO (2/01-10/06).

                  TRUSTEES    Christopher W. Claus
                              Barbara B. Dreeben
                              Robert L. Mason, Ph.D.
                              Barbara B. Ostdiek, Ph.D.
                              Michael F. Reimherr
                              Richard A. Zucker

--------------------------------------------------------------------------------

            ADMINISTRATOR,    USAA Investment Management Company
       INVESTMENT ADVISER,    P.O. Box 659453
          UNDERWRITER, AND    San Antonio, Texas 78265-9825
               DISTRIBUTOR

--------------------------------------------------------------------------------

            TRANSFER AGENT    USAA Shareholder Account Services
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

--------------------------------------------------------------------------------

             CUSTODIAN AND    State Street Bank and Trust Company
          ACCOUNTING AGENT    P.O. Box 1713
                              Boston, Massachusetts 02105

--------------------------------------------------------------------------------

               INDEPENDENT    Ernst & Young LLP
         REGISTERED PUBLIC    100 West Houston St., Suite 1800
           ACCOUNTING FIRM    San Antonio, Texas 78205

--------------------------------------------------------------------------------

               MUTUAL FUND    LEARN MORE ONLINE NOW
         SELF-SERVICE 24/7    At "Products & Services" click
               AT USAA.COM    "Investments" then "Mutual Funds"

                   OR CALL    View account balance, transactions, fund
            (800) 531-USAA    prices; or exchange/redeem fund shares.
                    (8722)    Go to "My Accounts" then "Investments"

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING
HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE WITHOUT CHARGE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) 732-0330.

                                                        [LOGO OF RECYCLED PAPER]
                                                                Recycled
                                                                  Paper

-------------------------------------------------------------------------------

   [LOGO OF USAA]    9800 Fredericksburg Road                   -------------
      USAA(R)        San Antonio, Texas 78288                     PRSRT STD
                                                                     U.S.
                                                                   Postage
                                                                   P A I D
                                                                     USAA
                                                                -------------

   SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE

--------------------------------------------------------------------------------

          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

23405-0708                                   (C)2008, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 20, 2007, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

In 2006, the Trustee designated as the Board's audit committee financial expert resigned from the Board. The Board has not determined that another Trustee qualifies as an audit committee financial expert. The Board is seeking a replacement and will consider a candidate's qualifications to become the audit committee financial expert as a factor in the evaluation process.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 39 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2008 and 2007 were $259,470 and $249,505, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2008 and 2007 were $64,375 and $55,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2008 and 2007 were $106,475 and $89,560, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2008 and 2007 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2007




                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2008

By:*     /s/ MARK S. HOWARD
         -----------------------------------------------------------
         Signature and Title:  Mark S. Howard, Secretary

Date:    07/24/2008
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/28/2008
         ------------------------------


By:*     /s/ ROBERT GALINDO, JR.
         ----------------------------------------------------
         Signature and Title:  Robert Galindo, Jr., Treasurer

Date:    07/25/2008
         ------------------------------


*Print the name and title of each signing officer under his or her signature.